                                                                   Exhibit 10.20



                                                                 Loan No.: 52920
                                                          Servicing No.: 3113776




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                              BANK OF AMERICA, N.A.
                                    as Lender





                         -------------------------------


                                 LOAN AGREEMENT
                           dated as of August 9, 2000


                         -------------------------------






                               RFS SPE2 2000 LLC,
                                   as Borrower




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                                TABLE OF CONTENTS

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                                                                                                  Page
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
ARTICLE I
DEFINITIONS

   Section 1.1      Definitions.....................................................................1
   Section 1.2      Other Definitional Provisions..................................................23
   Section 1.3      Incorporation by Reference of Commitment.......................................23

ARTICLE II
THE LOAN
   Section 2.1      Loan Terms.....................................................................23
   Section 2.2      Interest.......................................................................24
   Section 2.3      Term...........................................................................24
   Section 2.4      Payments.......................................................................24
   Section 2.5      Release of Properties..........................................................24
   Section 2.6      Substitution of Properties.....................................................24

ARTICLE III
CONDITIONS PRECEDENT TO LOAN
   Section 3.1      Loan Documents.................................................................33
   Section 3.2      Brokerage Commissions..........................................................33
   Section 3.3      Title Evidence.................................................................33
   Section 3.4      Survey.........................................................................33
   Section 3.5      Insurance......................................................................33
   Section 3.6      Authority Documents............................................................33
   Section 3.7      Financial Statements and Operating Statements..................................34
   Section 3.8      Opinions.......................................................................34
   Section 3.9      Compliance with Laws...........................................................34
   Section 3.10     Agreements.....................................................................34
   Section 3.11     Taxes..........................................................................34
   Section 3.12     Utilities......................................................................35
   Section 3.13     Reserve Accounts...............................................................35
   Section 3.14     Engineering Report.............................................................35
   Section 3.15     Certificate of Occupancy and Other Permits.....................................35
   Section 3.16     Environmental Assessment and O&M Program.......................................35
   Section 3.17     Appraisal......................................................................35
   Section 3.18     Equity.........................................................................35
   Section 3.19     Debt Service...................................................................35
   Section 3.20     Loan to Value Ratio............................................................35
   Section 3.21     Special Purpose Entity.........................................................36
   Section 3.22     Miscellaneous..................................................................36
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

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
   Section 4.1      Existence; Compliance with Law.................................................36
   Section 4.2      Equity Interests...............................................................36
   Section 4.3      Power; Authorization; Enforceable Obligations..................................36
   Section 4.4      No Legal Bar...................................................................37
   Section 4.5      No Litigation..................................................................37
   Section 4.6      No Default.....................................................................37
   Section 4.7      Solvency; Fraudulent Conveyance................................................37
   Section 4.8      Special Purpose Entity.........................................................38
   Section 4.9      Taxes..........................................................................38
   Section 4.10     No Burdensome Restrictions.....................................................38
   Section 4.11     Investment Company Act; Other Regulations......................................38
   Section 4.12     Subsidiaries...................................................................39
   Section 4.13     Title to Premises..............................................................39
   Section 4.14     Ownership of Personalty........................................................39
   Section 4.15     Financial Statements...........................................................39
   Section 4.16     No Change......................................................................39
   Section 4.17     Management Agreement...........................................................40
   Section 4.18     Accuracy of Information........................................................40
   Section 4.19     Principal Place of Business....................................................40
   Section 4.20     Taxpayer Identification Number.................................................40
   Section 4.21     Insurance......................................................................40
   Section 4.22     Mechanic's Liens, etc..........................................................40
   Section 4.23     No Violation...................................................................41
   Section 4.24     ERISA..........................................................................41
   Section 4.25     O&M Program....................................................................41
   Section 4.26     No Organizational Document Amendment...........................................41
   Section 4.27     Permitted Encumbrances.........................................................41
   Section 4.28     Insolvency Opinion.............................................................41

ARTICLE V
COVENANTS AND AGREEMENTS
   Section 5.1      Affirmative Covenants of the Borrower..........................................42
   Section 5.2      Negative Covenants of the Borrower.............................................48
   Section 5.3      Environmental Covenants........................................................52
   Section 5.4      Recourse Covenants.............................................................54
   Section 5.5      Insurance......................................................................55
   Section 5.6      Lockbox........................................................................56

ARTICLE VI
RESERVE ACCOUNTS
   Section 6.1      Establishment of Reserve Accounts..............................................56
   Section 6.2      Initial Reserve Deposits.......................................................57
   Section 6.3      Monthly Reserve Deposits.......................................................57
   Section 6.4      Replacement Reserve Account....................................................57
   Section 6.5      Permitted Investments, Earnings, Charges and Annual Accounting.................57
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

   Section 6.6      Assignment to the Lender of Reserve Accounts and Rights and Claims.............58
   Section 6.7      Application of Reserve Accounts Upon an Event of Default.......................59
   Section 6.8      Disbursements from Tax and Insurance Reserve Account...........................59
   Section 6.9      Disbursements from Repair Escrow Account and Replacement Reserve Account.......60
   Section 6.10     Intentionally Deleted..........................................................62
   Section 6.11     Indemnification................................................................62

ARTICLE VII
EVENTS OF DEFAULT; REMEDIES
   Section 7.1      Events of Default..............................................................63
   Section 7.2      Remedies.......................................................................65

ARTICLE VIII
CASUALTY LOSSES; EMINENT DOMAIN
   Section 8.1      Repairs and Casualty Losses....................................................65
   Section 8.2      Eminent Domain.................................................................66
   Section 8.3      Application of Insurance Proceeds and Condemnation Awards......................67

ARTICLE IX
GENERAL PROVISIONS
   Section 9.1      Remedies Cumulative; Waivers...................................................68
   Section 9.2      Benefit........................................................................68
   Section 9.3      Assignment and Assumption......................................................69
   Section 9.4      Securitization Cooperation/Indemnification.....................................71
   Section 9.5      Information....................................................................75
   Section 9.6      Nonrecourse Loan; Exceptions...................................................75
   Section 9.7      Amendments.....................................................................75
   Section 9.8      Governing Law and Jurisdiction.................................................75
   Section 9.9      Savings Clause.................................................................75
   Section 9.10     Execution in Counterparts......................................................75
   Section 9.11     Notices........................................................................76
   Section 9.12     Right of Set-Off...............................................................76
   Section 9.13     Written Agreement..............................................................76
   Section 9.14     Waiver of Jury Trial...........................................................77
   Section 9.15     Cross Default, Cross-Collateralization, Waiver of Marshalling of Assets........77
   Section 9.16     Servicer.......................................................................79

ARTICLE X
SPECIAL PROVISIONS
   Section 10.1     Termination of Manager.........................................................80
   Section 10.2     Substitution of Operating Lessee...............................................81
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

SCHEDULES
---------

SCHEDULE 1        Allocated Loan Amounts
SCHEDULE 2        Franchise Agreements
SCHEDULE 3        Operating Leases
SCHEDULE 4        Borrower's Disclosure of Non-Compliance with Requirements of Law


EXHIBITS
--------

EXHIBIT A         Equity Interests
EXHIBIT B         Immediate Repairs, Replacements and Reserve Amounts
EXHIBIT C         Addresses for Notice
EXHIBIT D         Program Rider
EXHIBIT E         Form of Nondisturbance, Subordination and Attornment Agreement for Operating Leases
EXHIBIT F         Form of Tenant Estoppel Certificate
EXHIBIT G         Form of Nondisturbance, Subordination and Attornment Agreement for Property Specific Leases
EXHIBIT H         Form of Hazardous Material Indemnity Agreement
EXHIBIT I         Borrower's Non-Consolidation Opinion


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

                                 LOAN AGREEMENT

                  LOAN AGREEMENT, dated as of August 9, 2000 (together with all exhibits, schedules, riders and addenda hereto, which are hereby incorporated herein, the "Loan Agreement" or "Agreement"), by and between RFS SPE2 2000 LLC, a Virginia limited liability company, (the "Borrower"), with its principal place of business at c/o RFS Hotel Investors, Inc., 850 Ridge Lake Boulevard, Suite 220, Memphis, Tennessee 38120, RFS HOTEL INVESTORS, INC., a Tennessee corporation (the "Borrower Principal", whether one or more); and BANK OF AMERICA, N.A., a national banking association, with its principal offices in Charlotte, North Carolina (together with its successors and assigns, the "Lender").

                                   RECITALS:

                  The Borrower has applied to the Lender for a loan in the original principal amount of $25,484,000 (the "Loan") to be made by the Lender pursuant to the terms hereof.

                  The Loan will be secured by, among other things, a first priority lien on the Land, Improvements, Personalty and Rents and Profits.

                  The Lender is willing to make the Loan based on the terms and conditions set forth in this Loan Agreement and subject to the execution and delivery of each of the Loan Documents.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Borrower Principals and the Lender hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

                  Section 1.1       Definitions.

                  As used in this Agreement, the other Loan Documents, or any certificate or other document made or delivered pursuant hereto, the capitalized terms used herein shall, unless otherwise defined herein or therein, have the following meanings:

                  Additional Repair(s) or Replacement(s). Any repairs, replacements or improvements (other than Immediate Repairs or Replacements) (i) which are advisable to keep the Premises in good order and repair and in good marketable condition, or to prevent material deterioration of the Premises, or
(ii) for an Immediate Repair or Replacement to the extent such Immediate Repair or Replacement exceeds 125% of the estimated cost of such Immediate Repair or Replacement as set forth in Exhibit B hereto.

                  Adjusted Release Amount. Shall mean, for any Individual Property, 125% of the Allocated Loan Amount for such Individual Property.


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

                  Affiliate(s). As to any specified Person, any other Person controlling or controlled by or under common control with such specified Person, including without limitation (i) any person who has a familial relationship, by blood, marriage or otherwise with any member or employee of Borrower, or any affiliate thereof and (ii) any Person which receives compensation for administrative, legal or accounting services from the Borrower or any affiliate. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing. Notwithstanding anything to the contrary contained in this Loan Agreement, any two Persons whose shares are both publicly traded shall not be deemed Affiliates regardless of any common shareholders or directors.

                  Allocated Loan Amount. Shall mean the portion of the Loan Amount allocated, solely for purposes of performing certain calculations hereunder, to each Individual Property, as set forth in Schedule 1 hereto.

                  Appraisal. An appraisal of the Premises prepared at the Borrower's expense by a qualified appraiser designated by and satisfactory to the Lender, in accordance with written instructions from the Lender, dated as of a date acceptable to the Lender and otherwise satisfactory in form and substance to the Lender.

                  Approved Insurer. An insurer previously approved by the Lender with an Standard and Poor's rating of AA or better, and which is authorized to issue insurance in each state where an Individual Property is located.

                  Bank. Shall have the meaning set forth in the Cash Management Agreement.

                  Bankruptcy Code. Title 11 of the United States Code entitled "Bankruptcy," as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditor's rights.

                  Bankruptcy Event. As to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction over the Premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation, consolidation or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, conservator, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or order the winding up or liquidation of its affairs; (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against a Person and such petition remains unstayed and in effect for a period of sixty (60) consecutive days;
(iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or similar law or make any general assignment for the benefit of creditors; (iv) such Person shall admit in writing its inability to pay its debts


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

generally as they become due (otherwise than on a purely temporary basis), or
(v) such Person shall take any action in furtherance of any of the aforesaid purposes.

                  Basic Carrying Costs. Shall mean, with respect to an Individual Property, the sum of the following costs associated with such Individual Property for the relevant calendar year or payment period: (i) taxes and (ii) insurance premiums.

                  Borrower Party. Shall mean the Borrower Principal, any guarantor, any general partner of Borrower if Borrower is a partnership or limited partnership, any general partner in any partnership or limited partnership that is a general partner of Borrower, any managing member of Borrower if Borrower is a limited liability company, and any managing member in any limited liability company that is a managing member of Borrower, any at any level.

                  Business Day. Any day other than a Saturday, a Sunday, a legal holiday in Charlotte, North Carolina, or a day on which banking institutions located in Charlotte, North Carolina are authorized by law or other governmental action to close.

                  Cash Management Agreement. The Cash Management Agreement, dated as of even date herewith, executed by the Borrower, the Lender and the Agent.

                  Certification. As to any specified report, Financial Statement, Operating Statement, Rent Roll or other document, a written certification by a Responsible Officer of the Person providing such report, Financial Statement, Operating Statement, Rent Roll or other document that such report, Financial Statement, Operating Statement, Rent Roll or other document, as at the date thereof, (i) contains all of the information and statements required to be set forth therein, (ii) that such information and statements are true and correct in all material respects, (iii) that there is no untrue statement of a material fact required to be stated therein, (iv) that there is no failure to state therein any information or fact that is necessary to make the information or statements contained therein, in light of the circumstances under which they are made, not misleading, and (v) that there is no fact known to such Responsible Officer that materially adversely affects any of the information or statements set forth therein.

                  Closing Date. The date set forth in the first paragraph of this Loan Agreement.

                  Code. Shall have the meaning set forth in the Note.

                  Commitment. The Lender's commitment letter with respect to the Loan as accepted by the Borrower and the Borrower Principals in accordance with the terms thereof.

                  Debt Service. Shall mean the installments of principal and interest due and payable in accordance with the Note, the Defeased Note or the Undefeased Note, as the case may be during any applicable period.

                  Debt Service Reserve Account. Shall mean an Eligible Account established and maintained pursuant to the terms of this Loan Agreement.


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


                  Debt Service Coverage Ratio Leases. Shall mean the ratio that shall be applied by Lender, calculated as follows:

                  (a) With respect to the Leases for the Premises, the ratio of the (i) Net Operating Income Leases for the Premises for the immediately preceding twelve (12) calendar month period to (ii) the projected Debt Service that would be due on the Loan with respect to the Premises for the twelve (12) calendar month period immediately following such calculation; and

                  (b) With respect to any Leases for an Individual Property, the ratio of (i) Net Operating Income Leases for the subject Individual Property for the immediately preceding twelve (12) month period to (ii) the projected Debt Service that would be due with respect to the Allocated Loan Amount applicable to the subject Individual Property for the twelve (12) month period immediately following such calculation.

                  Debt Service Coverage Ratio Premises. Shall mean the ratio that shall be applied by Lender, calculated as follows:

                  (a)   With respect to revenues of the Premises, the ratio of
(i) Net Operating Income Premises of the Premises for the immediately preceding twelve (12) calendar month period to (ii) the projected Debt Service that would be due on the Loan with respect to the Premises for the twelve (12) month period immediately following such calculation; and

                  (b) with respect to the revenues of an Individual Property, the ratio (i) Net Operating Income Premises for the subject Individual Property for the immediately preceding twelve (12) month period to (ii) the projected Debt Service that would be due with respect to the Allocated Loan Amount applicable to the subject Individual Property for the twelve (12) month period immediately following such calculation.

                  Default Condition. The occurrence or existence of an event or condition which, upon the giving of notice or the passage of time, or both, would constitute an Event of Default.

                  Defeased Note. Shall have the meaning set forth in Section 4(c) of the Note.

                  Eligible Account. An account that is either (i) maintained with a federal or state-chartered depository institution or trust company whose commercial or finance paper or other similar obligations are rated A-1 or better by Standard & Poor's Rating Group, a division of McGraw Hill, Inc., ("Standard & Poors"), P-1 or better by Moody's, Investors Services, Inc., ("Moody's"), D-1 or better by Duff & Phelps Credit Rating Co. ("Duff") and F-1 + or better by Fitch IBCA, Inc. ("Fitch") (ii) an account or accounts maintained with a depository institution with a minimum long-term unsecured debt rating of AA or better by Standard & Poor's or Fitch and Duff, or Aaa or better by Moody's provided that the deposits in such account or accounts are fully insured by the Federal Deposit Insurance Corporation, (iii) a segregated trust account maintained with the corporate trust department of an institution with capital and surplus of not less than $50,000,000 and with a minimum long-term unsecured debt rating of AA or better by Standard & Poor's or Fitch and Duff, or Aaa or better by Moody's, or (iv) an account otherwise acceptable to the Lender.

                  Engineering Report. An engineering report of the Premises from an engineer approved by the Lender and dated as of a date acceptable to the Lender, which report shall, among other things, (a) conform to all requirements of the Lender and (b) certify that the Premises is in material compliance with all applicable requirements of the Americans with Disabilities Act of 1990.

                  Environmental Assessment. A report (including all drafts thereof) of an environmental assessment of the Premises of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as the Lender may request, by a consulting firm acceptable to the Lender, which shall, among other things, be dated as of a date acceptable to the Lender and conform to (i) the current minimum standards for the American Society of Testing and Materials, and (ii) the Lender's then current requirements.

                  Environmental Covenant(s). Each of the covenants, agreements and/or indemnities set forth in Section 5.3 of this Loan Agreement.

                  Equity Interests. Any and all shares, interests, participations and other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person not a corporation (including, without limitation, general and limited partnership interests in a limited partnership), and any and all warrants and options to purchase any of the foregoing.

                  ERISA. The Employee Retirement Income Security Act of 1974.

                  Event of Default. The occurrence of any event or condition specified in Section 7.1 of this Loan Agreement.

                  Financial Statement. As to any indicated Person, for any specified period, financial statements of such Person, including, at a minimum, a current balance sheet, a current income and expense statement, a statement showing contingent liabilities and any other supporting schedules or documentation that the Lender may from time to time require, and, in the case of the Borrower, a detailed cash flow statement for each property and/or entity in which the Borrower has an interest, prepared in accordance with Required Accounting Standards. The cash flow statements provided shall include, as applicable, the property and entity name, location, size (including the number of rooms with respect to hotels), and the percentage of ownership therein, its leasing and occupancy status, its Operating Income Premises (including the sources of Operating Income Premises), its Operating Expenses Premises, its Net Operating Income Premises, any loan balance currently outstanding, the amount and beneficiary of any cash distributions by such Person, the amount invested in and/or received from such property or entity; and detailed cash flow projections for the next twelve (12) month period therefor. Each Financial Statement shall include a Certification thereto. All required financial statements shall list only the assets of the indicated Person, and in no event shall the assets of the indicated Person include the assets of any other Person. Each annual financial statement shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior fiscal year, (ii) a certificate executed by the chief financial officer of the Person stating that each such annual financial statement presents fairly the financial condition and the results of the operations of the Person and the Property being reported upon and has been prepared in accordance with Required Accounting Standards, (iii) an unqualified opinion of a "Big Five" accounting firm or other independent certified public accountant reasonably acceptable to Lender, (provided that an audit shall be required only for the Borrower and Borrower Principal and, with respect to an Individual Property, there shall be provided only a supplemental schedule of Operating Lease revenues on an Individual Property by Individual Property basis) and (iv) a schedule audited by such independent certified public accountant reconciling Operating Income Leases to Net Operating Income Leases, which shall itemize all adjustments made to Operating Income Leases to arrive at Net Operating Income Leases deemed material by such independent certified public accountant.

                  Financing Statements. The UCC financing statements filed in order to perfect the Lender's lien on certain personal property and fixtures as more particularly described therein. The Financing Statements shall be on forms approved for filing in the applicable state and local filing offices of the applicable state in which any filings are necessary or, in the Lender's opinion desirable, to be made to perfect the interests of the Lender granted under the Loan Documents, together with the search results for such filing offices, including copies of all reported financing statements.

                  Franchise Agreement. Means, with respect to any Individual Property, that certain franchise agreement more specifically identified on
Schedule 2 attached hereto.

                  Fundamental Transaction. As defined in Section 5.2(e) hereof.

                  GAAP. Generally accepted accounting principles, as from time-to-time in effect in the United States of America, consistently applied.

                  Governmental Action. The issuance or threatened issuance in writing of any claim, citation, notice of any pending or threatened suit, proceeding, order or governmental inquiry or opinion involving the Premises that alleges the violation of any Requirement of Law or Hazardous Materials Law.

                  Governmental Authorities. Any governmental (including health and environmental) agency, office, officer or official whose consent or approval is required as applicable under the circumstances as a prerequisite to the commencement of the construction, renovation or expansion of the Improvements or to the operation and occupancy of the Improvements or the Premises or to the performance of any act or obligation or the observance of any agreement, provision or condition of whatsoever nature herein contained.

                  Ground Lease. Each ground lease, if any, pursuant to which the Borrower acquires an interest as ground lessee of any portion of the Premises.

                  Hazardous Materials. Includes petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos or asbestos containing materials in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever, and all other "Hazardous Materials", if any, identified in the Program Rider.

                  Hazardous Materials Indemnity Agreement. Shall mean a Hazardous Materials Indemnification Agreement substantially in the form attached hereto as Exhibit H and to the extent a new agreement is specifically required under this Loan Agreement, as such form may be amended by Lender consistent with prudent underwriting standards.

                  Hazardous Materials Law. All federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements and any court judgments applicable to the Borrower or to the Premises relating to industrial hygiene or to environmental or unsafe conditions or to human health including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Premises, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Premises. "Hazardous Materials Law" also shall include, but not be limited to, the following laws, as amended as set forth herein and as subsequently amended: (1) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 9601 et seq.; (2) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (3) the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USCA 1251 et seq.;
(4) the Toxic Substances Control Act, 15 USCA 2601 et seq.; (5) the Emergency Planning and Community Right-to-Know Act of 1986, 42 USCA 11001 et seq.; (6) the Clean Air Act, as amended by the Clean Air Act Amendments, 42 USCA 7401 et seq.; (7) the National Environmental Policy Act of 1969, 42 USCA 4321 et seq.;
(8) the River and Harbor Act of 1899, 33 USCA 401 et seq.; (9) the Endangered Species Act of 1973, 16 USCA 1531 et seq.; (10) the Occupational Safety and Health Act of 1970, 29 USCA 651 et seq.; (11) the Safe Drinking Water Act, 42 USCA 300(f) et seq.; and (12) the Hazardous Materials Transportation Act, 49 USCA 1801 et seq., and all regulations from time to time adopted in respect to the foregoing laws.

                  Immediate Repair(s). Those repairs, replacements and improvements listed as "Immediate Repairs" on Exhibit B hereto.

                  Improvements. As defined in the Security Instrument.

                  Indebtedness. For any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, and (f) all obligations of such Person under interest rate caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

                  Indemnitor. Shall mean the Borrower Principal.

                  Independent Appraiser: Shall mean an independent appraiser which is a member of the American Institute of Real Estate Appraisers selected by Borrower and having at least five (5) years of experience in the applicable real estate market where the applicable Individual Property is located in the valuation of properties of the type being appraised.

                  Individual Property. Shall mean each parcel of real property and the Improvements thereon encumbered by a Security Instrument, together with all rights pertaining to such property and improvements as more particularly described in the granting clauses of the Security Instrument and referred to therein as the Premises.

                  Initial Reserve Deposit(s). Any amount required to be deposited into any Reserve Account on or before the Closing Date in accordance with the terms of this Loan Agreement, including without limitation, any initial deposit to any Reserve Account identified on Exhibit B hereto or in the Program Rider.

                  Insurance. All of the following insurance coverages:

                  (i) Property Insurance. Insurance with respect to the Improvements against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent it from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Premises and with deductibles acceptable to the Lender. The term "full insurable value" as used herein shall mean the actual replacement cost of the Premises (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving, but in no event less than one hundred twenty-five percent (125%) of the applicable Allocated Loan Amount) determined annually by an insurer, a recognized independent insurance broker or an Independent Appraiser selected and paid by Borrower and in no event less than the coverage required pursuant to the terms of any Lease; provided, however, if the terms of the applicable insurance policies expressly provide for insurance to be provided in the amount of the actual replacement cost of the Improvements and the Building Equipment or such policies contain a replacement cost endorsement, no such annual determination will be necessary.

                  (ii) Liability Insurance. Comprehensive general liability insurance, including bodily injury, death and property damage liability, dram shop coverage and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon the Lender and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Premises in such amounts as are generally required by institutional lenders for properties comparable to the Premises in market areas comparable to the market areas in which the Premises are located written on a per occurrence limit of not less than $1,000,000.00 and with an aggregate limit of not less than $3,000,000.00 per Individual Property. In the event that any payment of proceeds is made under any umbrella liability insurance policy, the Borrower shall immediately purchase additional liability insurance coverage so that at all times there shall be no less than a $1,000,000.00 minimum of liability insurance coverage per occurrence with a $3,000,000.00 minimum general aggregate limit.

                  (iii) Workers' Compensation Insurance. Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by
         it), with respect to any work on, about or regarding the Premises.

                  (iv) Business Interruption. Business interruption insurance and/or insurance for loss of income in an amount sufficient to avoid any co-insurance penalty and to provide proceeds which will cover a period of at least eighteen (18) months following the date of casualty or such other period acceptable to the Lender and the Rating Agencies. The amount of such business interruption insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from each Individual Property for the succeeding eighteen (18) month period.

                  (v) Boiler and Machinery Insurance. Broad form boiler and machinery insurance covering all boilers and other pressure vessels, machinery and equipment located in, on or about the Premises and insurance against loss of occupancy or use arising from any such breakdown in an amount equal to one hundred percent (100%) of the actual replacement cost of such machinery (without taking into account any depreciation) and containing such deductibles as are acceptable to the Lender.

                  (vi) Flood Insurance. If all or any portion of the Premises is located within a federally designated flood hazard zone, flood insurance as is generally available and in such amounts and with such deductibles as the Lender may reasonably require.

                  (vii) Other Insurance. Such other insurance (including, without limitation, earthquake insurance, sinkhole insurance, law and ordinance insurance, environmental insurance and malpractice insurance) with respect to the Premises against loss or damage of the kinds from time to time reasonably required by the Lender in connection with loans secured by properties comparable to the Premises.

                  Intangible Personalty. As defined in the Security Instrument.

                  Land. As defined in the Security Instrument.

                  Leases. As defined in the Cash Management Agreement.

                  Lessee. As defined in the Cash Management Agreement.

                  Lien. Any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

                  Loan. Shall have the meaning set forth in the recitals hereto.

                  Loan Amount.  The original principal amount of the Note.

                  Loan Document(s). This Loan Agreement, the Commitment, the Note, the Security Instrument, the Financing Statements, the Cash Management Agreement and all other documents evidencing, securing or relating to the Loan.

                  Loan to Value Ratio. Shall mean the quotient of the then outstanding principal amount of the Loan divided by the value of the Premises remaining subject to the Lien of the Security Instrument, as determined by Lender in its sole discretion pursuant to its review and approval of a new or updated Appraisal obtained by Lender at Borrower's expense and taking into account only approved Operating Leases in place with respect to the portion of the Premises not being defeased, having remaining terms (not taking into account extension rights or options) of not less than five (5) years from the date of the applicable defeasance.

                  Lockbox Account. The account specified for deposits of Rents and Profits and other receipts from the Premises.

                  Management Agreement. Shall mean, with respect to any Individual Property, the written management agreement for the Premises, if any, in form and substance satisfactory to the Lender, by and between the Borrower, as owner, and a management company, as manager.

                  Manager. Shall mean the manager of the Premises, if any, under the Management Agreement, and its successors and assigns.

                  Maturity Date. Shall have the meaning the forth in the Note.

                  Monthly Payment Amount. Shall have the meaning set forth in the Note.

                  Monthly Reserve Deposits. Any monthly payment or deposit required in connection with any Reserve Account, including without limitation, any monthly payments or deposits to any Reserve Account identified in Exhibit B hereto or in the Program Rider.

                  Net Operating Income Leases. With respect to any specified period, (i) Operating Income Leases, minus (ii) (A) Operating Expenses Leases and (B) replacement reserves, including any capital expenditures (to the extent such capital expenditures exceed any amounts held in the Replacement Reserve Account) required in connection with (i) any franchise agreement; (ii) any capital improvements budget with Operating Lessee; or (iii) any deposits to the Replacement Reserve Account, each as calculated for such period.

                  Net Operating Income Premises. With respect to any specified period, (i) Operating Income Premises, minus (ii) (A) Operating Expenses Premises, (B) management fees (assuming a 4% management fee); and (C) replacement reserves, including any capital expenditures (to the extent such capital expenditures exceed any amounts held in the Replacement Reserve Account) required in connection with (i) any franchise agreement; (ii) any capital improvements budget with Operating Lessee; or (iii) any deposits to the Replacement Reserve Account, each as calculated for such period.

                  New Manager. Shall mean Flagstone Hospitality Management LLC.

                  Non-Consolidation Opinion. Shall have the meaning set forth in Section 4.28 hereof.

                  Nondisturbance Agreement. Shall mean, for each Individual Property, that certain Nondisturbance, Subordination and Attornment Agreement among Lender, Borrower and Operating Lessee, substantially in the form attached hereto as Exhibit E (as such Nondisturbance Agreement may be amended (i) to include any revisions required by Lender in the event a different form of Operating Lease than those currently in existence is entered into by Operating Lessee; or (ii) by Lender consistent with prudent underwriting standards).

                  Note. The promissory note or notes of the Borrower in connection with the Loan in favor of the Lender, as acknowledged and agreed to by the Borrower Principals, together with all prior notes amended, modified, renewed, extended, restated, supplemented, replaced or substituted thereby.

                  Note Payment Amount. For any Payment Date, the total amount due and owing under the Note on such Payment Date.

                  O&M Program. An operations and maintenance program (in form and substance satisfactory to the Lender) relating to the use, handling and/or abatement of one or more Hazardous Materials and which is accepted in writing by the Borrower.

                  Obligations. As to any stated Person, the unpaid principal of and interest on any promissory note or other indebtedness of such Person (including, without limitation, interest accruing after the maturity of any such promissory note or indebtedness and interest accruing thereon after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Person, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of such Person, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel) or otherwise.

                  Officer's Certificate. Shall mean a certificate delivered to Lender and signed by an officer of the managing member of the Borrower.

                  Operating Expenses Leases. Any expense paid or to be paid by the Borrower (or any of its agents or by the Lender on account or on behalf of the Borrower) under the Operating Lease determined on an accrual basis, in accordance with GAAP, including, without limitation, (i) all payments required to be made pursuant to any franchise or other agreement, (ii) undistributed expenses, including without limitation, general and administrative, marketing, utilities, operations and maintenance, (iii) legal, accounting, appraisal and other professional fees, costs and disbursements, including annual fees and other amounts (including indemnity payments) payable annually or otherwise,
(iv) taxes, insurance premiums and impositions of any type, (v) any amount paid in connection with any interest rate contract or similar hedge, cap, collar, floor or currency swap, (vi) all items, if any, defined as an Operating Expense herein. Notwithstanding the foregoing, Operating Expenses Leases will not include (a) depreciation or amortization, (a) any expenses that in accordance with GAAP should be capitalized (other than current charges for any such expenses included in the preceding sentence) (C) the principal of and interest on the Note and (D) any item of expense that would otherwise be considered within Operating Expenses Leases pursuant to the provisions above but which is required to be paid directly by the Operating Lessee under the Operating Lease.

                  Operating Expenses Premises. Any expenses in connection with the operation of the Premises, determined (as if there were no Operating Lease) on an accrual basis, in accordance with GAAP, including, without limitation,
(i) all payments required to be made pursuant to any management, franchise or other agreement, (ii) undistributed expenses, including without limitation, general and administrative, marketing, utilities, operations and maintenance and other expenses and deposits required to be made to the Reserve Accounts, as appropriate, (iii) legal, accounting, appraisal and other professional fees, costs and disbursements, including annual fees and other amounts (including indemnity payments) payable annually or otherwise, (iv) taxes (real or personal), insurance premiums and impositions of any type, (v) any amount paid in connection with any interest rate contract or similar hedge, cap, collar, floor or currency swap, (vi) all items, if any, defined as an Operating Expense in the Program Rider, and (vii) the cost of goods sold. Notwithstanding the foregoing, Operating Expenses Premises will not include (A) depreciation or amortization, (B) any expenses that in accordance with GAAP should be capitalized (other than current charges for any such expenses included in the preceding sentence), (C) the principal of and interest on the Note and (D) management fees.

                  Operating Income Leases. All rents (net of concessions), charges, fees, expense recovery, revenues and other income (including interest income) paid (other than security deposits from tenants or other Persons under valid leases or other agreements and insurance, eminent domain or similar proceeds and rewards paid directly to the Lender pursuant to the provisions of this Loan Agreement and any disbursements to Borrower from any Reserve Accounts) at any time to the Borrower (or to any of its agents other than the Operating Lessee for the account of the Borrower) by any Person under the Operating Lease or otherwise in connection with the operation of the Premises or under the Operating Leases, as applicable, determined on an accrual basis, and all items, if any, defined as Operating Income in the Program Rider.

                  Operating Income Premises. Shall mean, as if there were no Operating Lease, all rents (net of concessions), charges, fees, expense recovery, revenues and other income (including interest income) paid (other than security deposits from tenants or other Persons under valid leases or other agreements and insurance, eminent domain or similar proceeds and rewards paid directly to the Lender pursuant to the provisions of this Loan Agreement and any disbursements to Borrower from any Reserve Accounts) as if there were no Operating Lease at any time to the Borrower (or to any of its agents for the account of the Borrower) by the Person in connection with the operation of the Premises or under the Operating Leases, as applicable, determined on an accrual basis, and all items, if any, defined as Operating Income in the Program Rider.

                  Operating Lease. Shall mean, with respect to any Individual Property, the lease agreement in effect between Borrower and the Operating Lessee for the use and operation of each Individual Property and all amendments, modifications, renewals, substitutions or replacements of such lease. The initial Operating Leases in effect as of the date hereof are identified on Schedule 3 hereto.

                  Operating Lessee. Shall mean (i) RFS, Inc. a Tennessee corporation, or (ii) any Qualified Operating Lessee approved by Lender in accordance with the provisions of this Loan Agreement.

                  [Operating Partnership. Shall mean RFS Partnership, L.P. a Tennessee limited partnership, and any successor thereto.]

                  Operating Statement. As to the Premises and for each Individual Property, for any period indicated, a statement of the Borrower, as reflecting, truly and accurately, the items set forth therein as at the date thereof, showing the Operating Income Premises and Operating Expenses Premises for the indicated period and including a statement as to the amounts and sources of rent or other income collected and any other information reasonably required by the Lender. Each Operating Statement shall include a Certification.

                  Partial Defeasance Date. Shall have the meaning given in
Section 4(c) of the Note.

                  Payment Date. Each date any payment of principal or interest on the Note is due and payable thereunder.

                  Permitted Encumbrances. As defined in the Security Instrument, together with any Liens which have been bonded over (i) within thirty (30) days after the date of filing thereof, (ii) with a bonding company satisfactory to the Lender, (iii) in an amount satisfactory to the Lender, and
(iv) otherwise in form and substance satisfactory to the Lender, in each case, in the Lender's reasonable discretion.

                  Permitted Investments. Shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by the servicer or the trustee under any Securitization, as hereinafter defined, or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Monthly Payment Date following the date of acquiring such investment and meeting one of the appropriate standards set forth below:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must
         (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (ii)     Federal Housing Administration debentures;

                  (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
         (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency, as hereinafter defined, (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
         (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vii)    commercial paper (including both
         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating;

         provided, however, that the investments described in this clause must
         (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (viii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency for taxable money market funds or mutual funds (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds or mutual funds; and

                  (ix) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment.

                  Person. An individual, a general or limited partnership, a limited liability company, a limited liability partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or other entity of whatever nature.

                  Personalty. The Tangible Personalty and the Intangible Personalty.

                  Premises. The collective reference to the Land, the Improvements and the Tangible Personalty for each of the five (5) Individual Properties more particularly described in the Security Instrument.

                  Program Rider. The Program Rider attached as Exhibit D to this Loan Agreement.

                  Property Release. Shall have the meaning set forth in
Section 2.5.

                  Prohibited Activities or Conditions. Causing or permitting, whether directly or indirectly, (i) the presence, use, generation, manufacture, production, processing, installation, release, discharge, storage (including storage in above ground and underground storage tanks for petroleum or petroleum products), treatment, handling, or disposal of any Hazardous Materials (excluding the safe and lawful use and storage of quantities of Hazardous Materials or petroleum products, customarily used in the ordinary operations of the Borrower or customarily used in the ordinary operations of any tenant previously approved by the Lender) on or under the Premises, or in any way affecting the Premises or its value or which may form the basis for any present or future claim, demand or action seeking cleanup of the Premises, (ii) the transportation of any Hazardous Materials to or from the Premises (excluding the safe and lawful use and storage of quantities of Hazardous Materials or petroleum products, customarily used in the ordinary operations of the Borrower or customarily used in the ordinary operations of any tenant previously approved by the Lender), or (iii) any occurrence or condition on the Premises (or exacerbation of the same) that is or may be in violation of Hazardous Materials Law.

                  Qualified Manager. Means a Manager that is (or is controlled by, controlling or under common control with ) either (a) an entity owned or controlled by the executive management or shareholders of the REIT immediately prior to the applicable Fundamental Transaction, as hereinafter defined, or (b) a professional management company which at the time of its engagement as Manager shall be the property manager for at least ten (10) hotel properties containing at least one thousand three hundred (1,300) rooms exclusive of the Premises.

                  Qualified Operating Lessee. Means a Person that (a) is (or is controlled by, controlling or under common control with) either (i) an entity owned or controlled by the executive management or shareholders of the REIT immediately prior to the applicable Fundamental Transaction, or (ii) a hotel operating company which at the time of its engagement as Operating Lessee shall be operating and controlling, as owner, manager or operating lessee, at least twelve (12) hotel properties consisting of at least one thousand five hundred (1,500) rooms exclusive of the Premises, (b) is a single purpose bankruptcy-remote entity in accordance with the then-current standards of the Rating Agencies, and (c) if the Qualified Operating Lessee is an Affiliate, it must be a taxable REIT subsidiary as set forth in and in accordance with the definition of Fundamental Transaction.

                  Qualified Resultant Owner. Means one or more Persons which, individually or collectively, own at least fifty-one percent (51%) of the beneficial interest in and control of the REIT or the Operating Partnership, as applicable; and (1)(a) is or is controlled by either a pension fund, pension fund advisor, and insurance company, a domestic bank (with total assets of at least One Billion Dollars ($1,000,000,000)) or publicly or privately traded real estate investment trust or other publicly traded or privately held company, (b) has a then current net worth of at lease One Hundred Million Dollars ($100,000,000) and total real estate assets of at least Two Hundred Million Dollars ($200,000,000), in each case exclusive of the Premises (or in the case of a pension fund advisor, controls at least Five Hundred Million ($500,000,000) in real estate assets), and (c) controls (exclusive of the Premises) at least ten (10) hotel properties containing in the aggregate at least one thousand three hundred (1,300) rooms and (2) if the Fundamental Transaction occurs at any time that the Loan is not part of a Securitization,
(x) such

Person(s) are not and have not been, within the previous ten (10) years, subject to any material, uncured event of default which resulted in litigation or an acceleration of any indebtedness under any agreement with Lender, (y) such Person(s) are not subject to any bankruptcy action and (z) the principals or entities which control such Person(s) have never been convicted of a felony.

                  Rating Agencies. Shall mean, as applicable, each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Services, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc., or any other nationally-recognized statistical rating agency which has been approved by Lender which rated the securities in connection with the Securitization (as defined in ss.9.3 below).

                  Recourse Covenant(s). Each of those covenants and/or agreements set forth in Section 5.4 of this Loan Agreement.

                  REIT. Shall mean RFS Hotel Investors, Inc., a Tennessee corporation, and any successor thereto.

                  Release Parcel. Shall have the meaning set forth in Section 4(c) of the Note.

                  REMIC. Shall have the meaning set forth in the Note.

                  Rent Roll. As to the Premises, a rent schedule in a form acceptable to the Lender, including a Certification thereof, showing the legal and trade name of each tenant, and for each tenant, the gross and net square feet occupied, the lease expiration date, the rent payable (both base rent and additional rent), right of first refusal, options, rights to move tenants, security deposits and any other information requested by the Lender and, as to any annual Rent Roll, copies of paid tax receipts for the related fiscal year.

                  Rents and Profits. As defined in the Security Instrument.

                  Repair Escrow Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

                  Replacement Reserve Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

                  Replacements. Those repairs, replacements or improvements listed as "Replacements" on Exhibit B hereto.

                  Required Accounting Standards. GAAP or such alternative accounting standard as may be acceptable to the Lender, consistently applied.

                  Required DSCR. As defined in Section 7.1(m) of this
Agreement.

                  Requirement(s) of Law. As to any Person, the organizational or governing documents of such Person, and any statute, law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including, without limitation, all requirements relating to zoning, parking, ingress and egress, building setbacks, or use of the Premises, all Hazardous Materials Laws, the Architectural Barriers Act of 1968, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, erosion control ordinances, storm drainage control laws and doing business and/or licensing laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  Reserve Account(s). The Repair Escrow Account, the Tax and Insurance Reserve Account, the Replacement Reserve Account, the Debt Service Reserve Account, and all other reserve and/or escrow accounts established or required pursuant to the provisions of the Loan Documents, including, without limitation, pursuant to the Program Rider.

                  Responsible Officer. As to any Person, the general partner (if the general partner is not an individual, then the chief executive officer, the chief financial officer or the president or similar individual of the general partner), the managing member, the chief executive officer, the chief financial officer or the president or similar individual of such Person.

                  Securities. Any certificates, notes or other securities issued in connection with a Securitization of the Loan.

                  Securitization. Shall have the meaning set forth in Section
9.3 herein.

                  Security Instrument. The deeds of trust, mortgages, or other instrument, dated as of even date herewith, executed by the Borrower granting to the Lender a first priority lien or title priority on the Premises, the Intangible Personalty and the Rents and Profits to secure the obligations of the Borrower under the Loan Documents, together with all prior instruments amended, modified, renewed, extended, restated, supplemented, replaced or substituted thereby.

                  Special Purpose Entity. An entity whose structure and organizational and governing documents are in form and substance acceptable to the Lender and which satisfies all of the following requirements:

                  (i) Its purpose shall be limited solely to, as applicable, (a) entering into this Loan Agreement with the Lender, (b) owning, holding, selling, leasing, transferring, exchanging, operating and managing the Premises and (c) transacting any and all lawful business for which it may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

                  (ii) It does not own and will not own any asset or property other than (a) the Premises, and/or (b) incidental Personalty necessary for and used or to be used in connection with the ownership or operation of the Premises.

                  (iii) It will not engage in any business other than the ownership, management and operation of the Premises.

                  (iv) It will not enter into any contract or agreement with any Affiliate, any constituent party of itself, any of its owners, any guarantors of its obligations, or any

         Affiliate of any constituent party, owner or guarantor (collectively, the "Related Parties") of itself, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not so affiliated with itself or such related parties.

                  (v) It has not incurred and will not incur any indebtedness other than, as applicable, (a) the Loan, (b) trade and operational debt incurred in the ordinary course of business with trade creditors in amounts not to exceed One Hundred Thousand Dollars ($100,000.00), provided such debt is not evidenced by a note and is not in excess of sixty (60) days past due. No other indebtedness may be secured (senior, subordinate or pari passu) by the Premises.

                  (vi) It has not made and will not make any loans or advances to any Person and shall not acquire obligations or securities of any Related Party other than the Additional Loan.

                  (vii) It is and will remain solvent and it will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

                  (viii) It has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and it will not, nor will it permit any related party to, amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Borrower or such related party without the prior written consent of Lender.

                  (ix) It will maintain all of its books, records, financial statements and bank accounts separate from those of any other Person and its assets will not be listed as assets on the financial statement of any other Person. It will file its own tax returns and will not file a consolidated federal income tax return with any other Person. It shall maintain its books, records, resolutions and agreements as official records.

                  (x) It will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any Affiliate or other related party), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize a separate telephone number and separate stationery, invoices and checks.

                  (xi) It will maintain from its own assets (and without contribution by other Persons) adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

                  (xii) Neither it nor any related party will seek its own dissolution, winding up, liquidation, consolidation or merger in whole or in part, or the sale of its material assets.

                  (xiii) It will not commingle its assets with those of any other Person and will hold all of its assets in its own name.

                  (xiv) Except as provided in Section 9.15 hereof, it will not guarantee or become obligated for the debts of any other Person and does not and will not hold itself out as being responsible for the debts or obligations of any other Person.

                  (xv) If it is a limited partnership or a limited liability company, at least one general partner or member, or if it is a general partnership at least two general partners (each, an "SPC Party") shall be a corporation whose sole asset is the interest in Special Purpose Entity and each such SPC Party will at all times comply, and will cause it to comply, with each of the representations, warranties, and covenants contained in this definition of Special Purpose Entity as if such representation, warranty or covenant was made directly by such SPC Party. Upon the withdrawal or the disassociation of the SPC Party from the Special Purpose Entity, the Special Purpose Entity shall immediately appoint a new member whose articles of incorporation are substantially similar to those of the SPC Party and deliver a new Insolvency Opinion to the Rating Agency or Rating Agencies, as applicable, with respect to the new SPC Party and its equity owners.

                  (xvi) It shall at all times have (if a corporation) or cause there to be at least two duly appointed members of the board of directors (each an "Independent Director") of each SPC Party (if Borrower is a limited partnership or a limited liability company) reasonably satisfactory to Lender who is not at the time of initial appointment and has not been at any time during the preceding five (5) years: (i) a stockholder, director, officer, employee, partner, attorney or counsel of Borrower or such SPC Party or any Affiliate of either of them; (ii) a customer, supplier or other Person who derives any of its purchases or revenues (other than any payments made in connection with such service as Independent Director) from its activities with Borrower or such SPC Party or any Affiliate of either of them; (iii) a Person controlling or under common control with any such stockholder, partner, customer, supplier or other Person; or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. (As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise).

                  (xvii) It shall not cause or permit the board of directors of an SPC Party to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the vote of any SPC Party unless at the time of such action there shall be at least one member who is an Independent Director.

                  (xviii) It shall allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate or related party.

                  (xix) It shall not pledge its assets for the benefit of any other Person other than with respect to the Loan.

                  (xx) It shall maintain a sufficient number of employees in light of its contemplated business operations and pay the salaries of its own employees from its own funds.

                  (xxi) It shall conduct its business so that the assumptions made with respect to Borrower in the Insolvency Opinion shall be true and correct in all respects.

                  Subordination Agreement. A subordination, non-disturbance and attornment agreement by and among Lender, Borrower and any Lessee substantially in the form attached hereto as Exhibit G and to the extent a new Subordination Agreement is specifically required under the terms of this Loan Agreement, as such form may be amended by Lender consistent with prudent underwriting standards.

                  Substitute Property. Shall have the meaning set forth in
Section 2.6.

                  Substitute Release Amounts. Shall have the meaning set forth in Section 2.6 (xiv).

                  Substituted Property. Shall have the meaning set forth in
Section 2.6.


                  Survey. A survey of the Land and Improvements (as-built) made by a civil engineer or surveyor, duly licensed or registered in the State where the applicable property is located, dated as of a date acceptable to the Lender, containing a surveyor's certification acceptable to the Lender for the benefit of the Borrower and the Lender (which certification shall, among other things, indicate whether or not any of the Land or Improvements are located within an area identified as having "special flood hazards" as such term is used in the Flood Disaster Protection Act of 1973), together with its successors and assigns, as their interests may appear, and otherwise in form and substance reasonably acceptable to the Lender.

                  Tangible Personalty. As defined in the Security Instrument.

                  Tax and Insurance Reserve Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

                  Tenant Estoppel Certificate. A tenant estoppel certificate substantially in the form attached hereto as Exhibit F, as such form may be amended by Lender consistent with prudent underwriting standards.

                  Title Insurance Policy. Shall mean, with respect to each Individual Property, a title insurance policy in a form acceptable to Lender in its sole discretion, including all amendments and endorsements thereto.

                  Undefeased Note. Shall have the meaning set forth in Section 4(c) of the Note.

                  U.S. Obligations. Any direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds.

                  Section 1.2       Other Definitional Provisions.

                  (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "including" when used in this Agreement is intended to be illustrative and not exclusive. Section, subsection, paragraph, clause, exhibit, schedule, addendum and rider references contained in this Agreement are references to sections, subsections, paragraphs, clauses, exhibits, schedules, addenda and riders in or to this Agreement unless otherwise specified. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement nor the intent of any provision hereof. The terms set forth herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  (b) All references in this Loan Agreement or any other Loan Document to any Loan Document, agreement, contract, license, document or instrument shall mean such Loan Document, agreement, contract, license, document or instrument as amended, modified, renewed, extended, restated, supplemented, reissued, and/or substituted from time to time.

                  (c) All references or citations in this Loan Agreement or any other Loan Document to any statute, law, treaty, rule, regulation or other Requirement of Law shall mean such statute, law, treaty, rule, regulation or other Requirement of Law as amended, modified, supplemented, replaced or substituted from time to time.

                  Section 1.3       Incorporation by Reference of Commitment.

                  All of the terms and conditions of the Commitment are hereby incorporated herein by reference, as if such terms and conditions were set forth herein in their entirety, but in the event of any conflict or discrepancy between the terms and/or conditions of this Loan Agreement and those of the Commitment, the terms and conditions of this Loan Agreement shall control.

                                  ARTICLE II
                                   THE LOAN

                  Section 2.1       Loan Terms.

                  Subject to the terms and conditions of this Loan Agreement and the other Loan Documents, the Lender agrees to make the Loan to the Borrower in the principal sum of the Loan Amount, such borrowing to be evidenced by the Note and the other Loan Documents.

                  Section 2.2       Interest.

                  The outstanding principal balance of the Loan shall bear interest, and principal and interest shall be repayable, in accordance with the terms of the Note.

                  Section 2.3       Term.

                  The Loan shall be due and payable in full, unless accelerated sooner pursuant to the terms of this Loan Agreement, on the Maturity Date.

                  Section 2.4       Payments.

                  All payments by the Borrower under the Loan shall be made in accordance with the terms of the Note.

                  Section 2.5       Release of Properties.

                  Except as set forth in this Section 2.5, no repayment or prepayment of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of the Security Instrument on the Premises or any portion thereof.

                  Release on Payment in Full. If Borrower shall pay or cause to be paid, the principal of and interest on the Note in full at maturity or as permitted in accordance with the terms thereof and all other Indebtedness payable to Lender hereunder by Borrower or secured by the Security Instrument or by the other Loan Documents and all of the payment Obligations shall have been performed, then the Security Instrument and all the other Loan Documents shall be discharged and satisfied or assigned (to Borrower or to any other Person at Borrower's direction and without representation or warranty by, or recourse to, Lender), at Borrower's option, without warranty (except that Lender shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered the Security Instrument or the other Loan Documents), at the expense of Borrower upon its written request. Concurrently with such release and satisfaction or assignment of any Security Instrument and all the other Loan Documents, Lender will return to Borrower (or in the case of an assignment, the assignee) the Note and all insurance policies relating to the Premises which may be held by Lender, any amounts held in escrow pursuant to the Security Instrument or the Cash Management Agreement, if applicable, or otherwise, and any part of the Premises or other Collateral that may be in its possession and, on the written request and at the expense of Borrower, will execute and deliver such instruments of conveyance, assignment and release (including appropriate UCC-3 termination statements) prepared by Borrower and as may reasonably be requested by Borrower to evidence and to assure the effectiveness of such release and satisfaction, or assignment, and any such instrument, when duly executed by Lender and, if appropriate, duly recorded by Borrower in the places where the Security Instrument and each other Loan Document is recorded, shall conclusively evidence the release and satisfaction or assignment of the Security Instrument and the other Loan Documents.

                  Section 2.6 Substitution of Properties. Subject to the terms and conditions set forth in this Section 2.6, Borrower may obtain a release of the Lien of a Security Instrument (and the related Loan Documents) encumbering an Individual Property (a "Substituted Property") by substituting therefor its fee interest in one or more hotel properties of like kind and quality acquired by Borrower (individually, a "Substitute Property" and collectively, the "Substitute Properties"), provided that no such substitution may occur after the Maturity Date. In addition, any such substitution shall be subject, in each case, to the satisfaction of the following conditions precedent:

                  (i) The Substitute Property must be a property as to which Borrower will hold indefeasible fee or ground leasehold title free and clear of any lien or other encumbrance except for Permitted Encumbrances, Leases and easements, restrictive covenants and other title exceptions which do not have a material adverse effect on the utility or value of such property for its current use.

                  (ii) Lender and Rating Agencies shall have received (A) a copy of a deed conveying all of Borrower's right, title and interest in and to the Substituted Property (x) to an entity other than Borrower or its general partner or managing member (as applicable) in an arms' length transaction or (y) to the REIT or the Operating Partnership and (B) a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records for the county in which the Substituted Property is located. In the event the Substituted Property is to be conveyed to the REIT or the Operating Partnership, Lender shall also have received (a) a copy of a fully executed contract of sale between the REIT or the Operating Partnership, as applicable, and an entity other than Borrower or a Borrower Party for the sale of the Substituted Property in an arms' length transaction, which contract of sale (i) at the time of substitution, is not subject to any contingencies, except for the payment of the purchase price by the purchaser and the delivery of title by the REIT or the Operating Partnership, as applicable and (ii) contains a closing date which is not more than thirty (30) days following the date of the proposed substitution and (b) evidence that any good-faith deposit required under such contract of sale has been deposited into escrow.

                  (iii) Lender and the applicable Rating Agencies shall have received an MAI appraisal of the Substitute Property dated no more than forty-five (45) days prior to the substitution by an appraiser acceptable to such Rating Agencies, indicating an appraised value of the Substitute Property that is at least equal to the greater of the appraised value of the Substituted Property determined by Lender as of the date hereof or determined by an Independent Appraiser as of the date immediately preceding the encumbrance of the Substitute Property by the related Security Instrument.

                  (iv) The Debt Service Coverage Ratio Premises for the Substitute Property shall be a minimum of 2.3x, as determined by Lender in its sole and absolute discretion.

                  (v) The Net Operating Income Premises for the Substitute Property either (A) does not show a successive decrease over the three
         (3) years immediately prior to the date of substitution, or (B) if the Substitute Property has been substantially renovated within such three (3) year period, the Net Operating Income Premises shall not show a successive decrease for such lesser period of no less than twelve (12) months.

                  (vi) The Net Operating Income Leases for the Substitute Property either (A) does not show a successive decrease over the three
         (3) years immediately prior to the date of substitution, or (B) if the Substitute Property has been substantially renovated within such three
         (3) year period, the Net Operating Income Leases shall not show a successive decrease for such lesser period of no less than twelve (12) months

                  (vii)    The Net Operating Income Premises for the twelve
         (12) month period immediately preceding the substitution for the Substitute Property is at least one hundred five percent (105%) the Net Operating Income Premises for the twelve (12) month period immediately preceding the substitution for the Substituted Property.

                  (viii) The Net Operating Income Leases for the twelve (12) month period immediately preceding the substitution for the Substitute Property is at least one hundred five percent (105%) the Net Operating Income Leases for the twelve (12) month period immediately preceding the substitution for the Substituted Property.

                  (ix) The Debt Service Coverage Ratio Premises after any proposed substitution, based on the remaining collateral properties, including the Substitute Property shall be at least equal to the greater of (i) the Debt Service Coverage Ratio Premises on the date hereof; or (ii) the Debt Service Coverage Ratio Premises immediately prior to such substitution.

                  (x) The Debt Service Coverage Ratio Leases after any proposed substitution, based on the remaining collateral properties, including the Substitute property shall be at least equal to the greater of (i) the Debt Service Coverage Ratio Leases on the date hereof; or (ii) the Debt Service Coverage Ratio Leases immediately prior to such substitution.

                  (xi) The Person transferring the Substitute Property is solvent and the Substitute Property was transferred to Borrower in an arm's length transaction.

                  (xii) If the Loan is part of a Securitization, Lender shall have received evidence in writing from the Rating Agencies to the effect that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for the Securities issued in connection with the Securitization that are then outstanding.

                  (xiii) No Event of Default shall have occurred and be continuing. Lender and the Rating Agencies shall have received a certificate from Borrower confirming the foregoing.

                  (xiv) Borrower shall have executed, acknowledged and delivered to Lender (A) a Security Instrument, and two UCC Financing Statements with respect to the Substitute Property, together with a letter from Borrower countersigned by a title insurance company acknowledging receipt of such Security Instrument and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Security Instrument and one of the UCC-1 Financing Statements in the real estate records for the county in which the Substitute Property is located and to file one of the UCC-1 Financing Statement in the office of the Secretary of State of the state in which the Substitute Property is located, so as to effectively create upon such recording and filing valid and enforceable liens upon the Substitute Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other liens as are permitted pursuant to the Loan Documents, (B) an Hazardous Materials Indemnity Agreement with respect to the Substitute Property, (C) a Nondisturbance Agreement for the Substitute Property and (D) written confirmation from each Indemnitor and all Borrower Principals regarding such substitution. The Security Instrument, UCC-1 Financing Statements and Hazardous Materials Indemnity Agreement shall be the same in form and substance as the counterparts of such documents executed and delivered with respect to the related Substituted Property subject to modifications reflecting the Substitute Property as the Individual Property that is the subject of such documents and such modifications reflecting the laws of the state in which the Substitute Property is located as shall be recommended by the counsel admitted to practice in such state and delivering the opinion as to the enforceability of such documents required pursuant to clause (xiv) below. The Security Instrument encumbering the Substitute Property shall secure all amounts evidenced by the Note, provided that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Security Instrument shall be equal to one hundred twenty-five percent (125%) of the amount of the Loan allocated to the Substitute Property. The amount of the Loan allocated to the Substitute Property (such amount being hereinafter referred to as the "Substitute Release Amount") shall equal the Adjusted Release Amount of the related Substituted Property.

                  (xv) Lender shall have received (A) any "tie-in" or similar endorsement to each Title Insurance Policy insuring the lien of an existing Security Instrument as of the date of the substitution available with respect to the Title Insurance Policy insuring the lien of the Security Instrument with respect to the Substitute Property and
         (B) a Title Insurance Policy (or a marked, signed and redated commitment to issue such Title Insurance Policy) insuring the lien of the Security Instrument encumbering the Substitute Property, issued by the title company that issued the Title Insurance Policies insuring the lien of the existing Security Instrument and dated as of the date of the substitution, with reinsurance and direct access agreements that replace such agreements issued in connection with the Title Insurance Policy insuring the lien of the Security Instrument encumbering the Substituted Property, to the extent such agreements are available in the jurisdiction in which the Substitute Property is located. The Title Insurance Policy issued with respect to the Substitute Property shall (1) provide coverage in the amount of the Allocated Loan Amount if the "tie-in" or similar endorsement described above is available or, if such endorsement is not available, in an amount equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount, (2) insure Lender that the relevant

         Security Instrument creates a valid first lien on the Substitute Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as are contained in the Title Insurance Policies insuring the liens of the existing Security Instrument, to the extent available in the jurisdiction in which the Substitute Property is located and (4) name Lender as the insured. Lender also shall have received copies of paid receipts showing that all premiums in respect of such endorsements and Title Insurance Policies have been paid.

                  (xvi) Lender shall have received a current title survey for each Substitute Property, certified to the title company and Lender and their successors and assigns, in the same form and having the same content as the certification of the Survey of the Substituted Property prepared by a professional land surveyor licensed in the state in which the Substitute Property is located and acceptable to the Rating Agencies in accordance with the 1997 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, including items 1, (if readily available) 2, 3, 4, 6, 7 (a) (b) (c) , 8, 9, 10, 11 and
         13 from Table A. Such survey shall reflect the same legal description contained in the Title Insurance Policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Substitute Property. The surveyor's seal shall be affixed to each survey and each survey shall certify that the surveyed property is not located in a "one-hundred-year flood hazard area."

                  (xvii) Lender shall have received valid certificates of insurance indicating that the requirements for the policies of insurance required for an Individual Property hereunder have been satisfied with respect to the Substitute Property and evidence of the payment of all premiums payable for the existing policy period.

                  (xviii) Lender shall have received a Phase I environmental report and, if recommended under the Phase I environmental report, a Phase II environmental report from a nationally recognized environmental consultant approved by the Rating Agencies (if applicable), not less than forty-five (45) days prior to such release and substitution, which conclude that the Substitute Property does not contain any Hazardous Materials (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Hazardous Materials Laws) and is not subject to any risk of contamination from any off-site Hazardous Materials. If any such report discloses the presence of any Hazardous Materials (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Hazardous Materials Laws) or the risk of contamination from any off-site Hazardous Materials, such report shall include an estimate of the cost of any related remediation and Borrower shall deposit with Lender an amount equal to one hundred twenty-five percent (125%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (A) an update to such report indicating that there is no longer any

         Hazardous Materials (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Hazardous Materials Laws) on the Substitute Property or any danger of contamination from any off-site Hazardous Materials that has not been fully remediated in accordance with all applicable laws and (B) paid receipts indicating that the costs of all such remediation work have been paid. Such report shall also state the amount of time that will be necessary to complete such remediation, as may be required by law. Borrower covenants to undertake any repairs, cleanup or remediation indicated.

                  (xix) Borrower shall deliver or cause to be delivered to Lender (A) updates certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender in connection with the Closing Date; (B) good standing certificates, certificates of qualification to do business in the jurisdiction in which the Substitute Property is located (if required in such jurisdiction) and (C) resolutions of the managing member of Borrower authorizing the substitution and any actions taken in connection with such substitution.

                  (xx) Lender shall have received the following opinions of Borrower's counsel (which opinions, with respect to the opinions set forth in clauses (A), (B) and (C) below, shall be in form similar to the corresponding opinions delivered in connection with the closing of the Loan): (A) an opinion or opinions of counsel admitted to practice under the laws of the state in which the Substitute Property is located stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (viii) above are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located or that Borrower is not required by applicable law to qualify to do business in such jurisdiction; (B) an opinion of counsel stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (viii) above were duly authorized, executed and delivered by Borrower and that, to the best of Borrower's counsel's knowledge, the execution and delivery of such Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which it or its properties are bound; (C) an opinion of counsel stating that subjecting the Substitute Property to the lien of the related Security Instrument and the execution and delivery of the related Loan Documents does not and will not affect or impair the ability of Lender to enforce its remedies under all of the Loan Documents or to realize the benefits of the cross-collateralization provided for thereunder; (D) an update of the Non-Consolidation Opinion indicating that the substitution does not affect the opinions set forth therein; (E) an opinion of counsel acceptable to the applicable Rating Agencies stating that the substitution and the related transactions do not constitute a fraudulent conveyance under applicable bankruptcy and insolvency laws and (F) an opinion of counsel acceptable to the applicable Rating Agencies that the substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC.

                  (xxi) Borrower shall have paid or caused to be paid all Basic Carrying Costs relating to each of the Individual Properties and the Substitute Property, including, without limitation, (i) accrued but unpaid insurance premiums relating to each of the Individual Properties and the Substitute Property, (ii) currently due taxes (including any in arrears) relating to each of the Individual Properties and the Substitute Property and (iii) any other charges relating to each of the Individual Properties and Substitute Property which are currently due.

                  (xxii) Borrower shall have paid or reimbursed Lender for all third party out-of-pocket costs and expenses incurred by Lender (including, without limitation, reasonable attorneys fees and disbursements) in connection with the substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid all costs and expenses of the Rating Agencies incurred in connection with the substitution.

                  (xxiii) Lender shall have received annual operating statements and occupancy statements for the Substitute Property for the three (3) most recently completed fiscal years and a current operating statement for the Substituted Property or, if information is not available for a three (3) year period or if the Substituted Property has been substantially renovated within such three (3) year period, such lesser period as is available, but in no event less than twelve (12) months. Each of the statements required under this clause
         (xvii) shall be certified to Lender as being true and correct and a certificate from Borrower certifying that there has been no adverse change in the financial condition of the Substitute Property since the date of such operating statements.

                  (xxiv) Borrower shall have delivered to Lender estoppel certificates from any Operating Lessees and other tenants of the Substitute Property. All such estoppel certificates shall be in the form attached hereto as Exhibit F and shall indicate, among other things, that (1) the subject lease is a valid and binding --------- obligation of the tenant thereunder, (2) there are no defaults under such lease on the part of the landlord or tenant thereunder, (3) the tenant thereunder has no defense or offset to the payment of rent under such leases, (4) no rent under such lease has been paid more than one (1) month in advance, (5) the tenant thereunder has no option or right of first refusal under such lease to purchase all or any portion of the Substitute Property and (6) all tenant improvement work required under such lease has been completed and the tenant under such lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that all tenant improvement work required under the subject lease has not yet been completed, Borrower shall, if required by the Rating Agencies, deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such lease.

                  (xxv) Lender shall have received copies of all tenant leases affecting the Substitute Property certified by Borrower as being true and correct. Lender shall have received a current Rent Roll of the Substitute Property certified by Borrower as being true and correct.

                  (xxvi) Lender shall have received a Nondisturbance Agreement with respect to all Operating Leases and Subordination Agreements with respect to any other leases which are not subordinate by their terms to the Security Instrument with respect to the Substitute Property.

                  (xxvii) Lender shall have received (A) an endorsement to the Title Insurance Policy insuring the lien of the Security Instrument encumbering the Substitute Property insuring that the Substitute Property constitutes a separate tax lot or, if such an endorsement is not available in the state in which the Substitute Property is located, a letter from the title insurance company issuing such Title Insurance Policy stating that the Substitute Property constitutes a separate tax lot or (B) a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot.

                  (xxviii) Lender shall have received a physical conditions report with respect to the Substitute Property from a nationally recognized structural consultant approved by the Rating Agencies (if applicable) in a form recognized and approved by such Rating Agencies not less than forty-five (45) days prior to such release and substitution stating that the Substitute Property and its use comply in all material respects with all applicable Requirements of Law (including, without limitation, zoning, subdivision and building laws) and that the Substitute Property is in good condition and repair and free of damage or waste. If compliance with any Requirements of Law are not addressed by the physical conditions report, such compliance shall be confirmed by delivery to Lender of a certificate of an architect licensed in the state in which the Substitute Property is located, a letter from the municipality in which such Substitute Property is located, a certificate of a surveyor that is licensed in the state in which the Substitute Property is located (with respect to zoning and subdivision laws), an ALTA 3.1 zoning endorsement to the Title Insurance Policy delivered pursuant to clause (xii) above (with respect to zoning laws) or a subdivision endorsement to the Title Insurance Policy delivered pursuant to clause (xii) above (with respect to subdivision laws) to the extent such endorsements are available in the jurisdiction in which the Substitute Property is located. If the physical conditions report recommends that any repairs be made with respect to the Substitute Property, such physical conditions report shall either (A) include an estimate of the cost of such recommended repairs (in which case Borrower shall deposit into the Repair Escrow Account an amount equal to one hundred twenty-five percent (125%) of such estimated cost), or (B) state the specific amounts that need to be reserved over time in order to meet the requirements of such replacements, but in no event less than five percent (5%) of gross revenues (in which case Borrower shall deposit such reserves into the Replacement Reserve Account on a monthly basis). Any such deposits shall constitute additional security for the Loan pursuant to Section 6.6 and shall be released to Borrower pursuant to Section 6.9. Borrower covenants to undertake any repairs, cleanup or remediation indicated in the physical conditions report before the earlier of (i) the time required by applicable law or (ii) the time recommended in the physical conditions report.

                  (xxix) Lender shall have received and approved each Operating Lease, Franchise Agreement and Management Agreement, if any, relating to the Substitute Property, and Borrower shall have demonstrated that such agreements are substantially similar to the agreements then in place at the Substituted Property.

                  (xxx) Lender shall have received such other and further approvals, opinions, documents and information in connection with the substitution as the Rating Agencies may have requested.

                  (xxxi) Lender shall have received copies of all contracts and agreements relating to the leasing and operation of the Substitute Property together with a certification of Borrower attached to each such contract or agreement certifying that the attached copy is a true and correct copy of such contract or agreement and all amendments thereto.

                  (xxxii) Borrower shall submit to Lender, not less than thirty (30) days prior to the date of such substitution, a release of lien (and related Loan Documents) for the Substituted Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Substituted Property is located. Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.6 have been satisfied.

                  (xxxiii) The total Allocated Loan Amount, in the aggregate, for all prior Substituted Properties (including the current Substituted Property) is less than twenty percent (20%) of the Original Principal Amount of the Loan.

                  (xxxiv) The Substitute Property shall be subject to the lien of the related Security Instrument and subject to the cross-collateralization and cross-default provisions of this Loan Agreement and the Security Instrument.

                  (xxxv) With respect to the Substitute Property, Borrower shall deliver to Lender (i) copies of all franchisor inspection reports and performance improvement programs with respect to the Substitute Property for the two (2) year period prior to the substitution or if such information is not available for such two (2) year period, such lesser period as is available and (ii) an Officer's Certificate certifying that the items delivered in (i) above indicate that Borrower is in compliance with the franchisor's requirements.

Upon the satisfaction of the foregoing conditions precedent, Lender will release its lien from the Substituted Property to be released and the Substitute Property shall be deemed to be an Individual Property for purposes of this Loan Agreement and the Substitute Release Amount with respect to such Substitute Property shall be deemed to be the Allocated Loan Amount with respect to such Substitute Property for all purposes hereunder.

                                  ARTICLE III
                          CONDITIONS PRECEDENT TO LOAN

                  The obligation of the Lender to make the Loan is subject to the Lender's waiver or satisfaction, by proper evidence, execution and/or delivery to the Lender of each of the following items, each in form and substance satisfactory to the Lender and the Lender's counsel:

                  Section 3.1       Loan Documents.

                  Each of the Loan Documents.

                  Section 3.2       Brokerage Commissions.

                  All brokerage commissions, finder's fees or similar compensation in connection with the purchase of the Premises (if all or any portion of the Premises is being purchased with Loan proceeds), the making of the Loan, or the transactions contemplated by the Loan Documents have been paid in full.

                  Section 3.3       Title Evidence.

                  An original signed title commitment in form and substance satisfactory to the Lender, for a standard ALTA mortgagee policy as to the Premises from a company or from companies approved by the Lender (including any reinsurance agreements and endorsements required by the Lender), providing coverage for the full principal amount of the Loan, containing such coverages and endorsements as may be required by the Lender, together with copies of all recorded documents creating exceptions to such policy.

                  Section 3.4       Survey.

                  Two (2) originals of the Survey.

                  Section 3.5       Insurance.

                  Each policy of insurance required by this Loan Agreement is in full force and effect on the Closing Date.

                  Section 3.6       Authority Documents.

                  (a) Organizational Documents. As applicable, a certified copy of each limited partnership agreement, limited partnership certificate, partnership agreement, articles of incorporation, bylaws, shareholder agreements, articles of organization and operating agreement of the Borrower and each Borrower Principal (when not an individual), and each general partner, member or shareholder of the Borrower, with all amendments, modifications, supplements and restatements thereto.

                  (b) Assumed Name Certificate. A certified copy of each assumed name certificate, if any, of the Borrower and each Borrower Principal (when not an individual).

                  (c) Good Standing Certificates. Good standing certificates, or their equivalent, issued by the Secretary of State and all other appropriate offices of the state of organization of the Borrower and each Borrower Principal (when not an individual) and evidence satisfactory to the Lender of the Borrower's and each such Borrower Principal's authorization to do business in each state where an Individual Property is located if the state of the Borrower's and each such Borrower Principal's organization is other than the state where such Individual Property is located.

                  (d) Resolutions and Consents. Certified resolutions and/or consents authorizing the Borrower and each Borrower Principal (when not an individual) to enter into the Loan Documents.

                  Section 3.7       Financial Statements and Operating
Statements.

                  Financial Statements of the Borrower and each Borrower Principal as of the end of the most recent fiscal year, together with Operating Statements for the period from the beginning of the current fiscal year and ending on a date not more than sixty (60) days prior to the Closing Date.

                  Section 3.8       Opinions.

                  Opinions of independent counsel to the Borrower in form and substance acceptable to the Lender, dated as of the Closing Date including, without limitation, an opinion with respect to the due execution and enforceability of the Loan Documents and an opinion that in the event of a bankruptcy proceeding involving an Affiliate of Borrower the assets of Borrower including the Premises shall not be substantively consolidated with the assets of the Affiliate.

                  Section 3.9       Compliance with Laws.

                  The Premises and the Intangible Personalty, and the intended uses thereof, comply in all material respect with all Requirements of Law.

                  Section 3.10      Agreements.

                  Copies of all operating agreements, service contracts, labor contracts, license agreements and equipment leases, if any, relating to the Borrower's ownership and operation of the Premises executed by or binding against Borrower. Copies, of any and all franchise agreements, purchase contracts, comfort letters, Subordination Agreements and Nondisturbance Agreements, relating to the Premises.

                  Section 3.11      Taxes.

                  The Land and the Improvements are separately assessed for tax purposes, together with tax parcel identification numbers, tax rates, estimated tax values and the identities of the taxing authorities.

                  Section 3.12      Utilities.

                  The availability and suitability of the water, storm water, electric, oil, natural gas, sewer and telephone utilities needed to properly service the Premises in its intended use.

                  Section 3.13      Reserve Accounts.

                  The establishment of each Reserve Account with balances equal to any Initial Reserve Deposit thereto required by this Loan Agreement (including the Program Rider) or any of the other Loan Documents.

                  Section 3.14      Engineering Report.

                  An Engineering Report.

                  Section 3.15      Certificate of Occupancy and Other Permits.

                  Such certificates of occupancy, permits and licenses as the Lender may require to evidence that the Premises is suitable for occupancy and use.

                  Section 3.16      Environmental Assessment and O&M Program.

                  An Environmental Assessment of the Premises. The Borrower shall furnish and adopt an O&M Program, to the extent recommended by an Environmental Assessment with respect to all Hazardous Materials, if any, identified in such Environmental Assessment or as otherwise reasonably required by the Lender.

                  Section 3.17      Appraisal.

                  An Appraisal.

                  Section 3.18      Equity.

                  The Borrower's equity as of the Closing Date is acceptable to the Lender.

                  Section 3.19      Debt Service.

                  As of the Closing Date, the Borrower's: (a) Debt Service Coverage Ratio Premises shall be a minimum of 2.30x and; (b) Debt Service Coverage Ratio Leases shall be a minimum of 2.05x.

                  Section 3.20      Loan to Value Ratio.

                  The loan to value ratio as calculated for the Premises by Lender in its sole discretion is less than 50%.

                  Section 3.21      Special Purpose Entity.

                  The Borrower is a Special Purpose Entity.

                  Section 3.22      Miscellaneous.

                  All other documents or items set forth in the Commitment (including all supplement and special conditions included in the Commitment) or otherwise required by the Lender.


                                  ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                  To induce the Lender to enter into this Agreement and to make the Loan, the Borrower hereby represents and warrants and, where specifically indicated, each Borrower Principal hereby represents and warrants (but only for purposes of each Borrower Principal's obligations under the recourse provisions of Section 8 of the Note), to the Lender (for itself, but not otherwise) on the Closing Date as follows:

                  Section 4.1       Existence; Compliance with Law.

                  The Borrower and each Borrower Principal (when not an individual) (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessor and to conduct the business in which it is currently engaged, (c) is duly qualified to do business in and is in good standing under the laws of each jurisdiction where an Individual Property is located and where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law.

                  Section 4.2       Equity Interests.

                  The owners (beneficial and otherwise) of all of the Equity Interests in the Borrower are as set forth in Exhibit A and have been duly authorized, are validly issued and outstanding, fully paid and non-assessable. There are no outstanding options or other rights pertaining to the Equity Interests in the Borrower, and no voting trust or similar agreement affecting either ownership of or the right to vote such Equity Interests (except for those items detailed in the Borrower's operating agreement or certificate of incorporation).

                  Section 4.3       Power; Authorization; Enforceable
Obligations.

                  The Borrower and each Borrower Principal (when not an individual) has all requisite legal power and authority, and the legal right, to make, deliver and perform each Loan Document to which it is, or is to be, a party and to borrow hereunder, and has taken all necessary corporate, partnership or company action (as the case may be) to authorize the execution, delivery and performance of each Loan Document to which it is, or is to be, a party and to authorize the borrowings on the terms and conditions of this Agreement and the Note. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of any Loan Document, except to the extent specified in any such Loan Document. Each Loan Document has been (or will be) duly executed by, and delivered on behalf of the Borrower and the Borrower Principals, as the case may be. Each Loan Document constitutes (or when executed and delivered will constitute) the legal, valid and binding obligation, enforceable against the Borrower and the Borrower Principals, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation, consolidation or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  Section 4.4       No Legal Bar.

                  The execution, delivery and performance of the Loan Documents will not violate any Requirement of Law applicable to the Borrower and the Borrower Principals or any contractual obligation, security, agreement, instrument, license or other undertaking by which the Borrower or the Borrower Principal is bound and will not result in, or require, the creation or imposition of any Lien (other than under the Loan Documents) on any of their properties or revenues pursuant to any such Requirement of Law or contractual obligation, security, agreement, instrument, license or other undertaking.

                  Section 4.5       No Litigation.

                  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower and the Borrower Principals, threatened against any of them or any of their properties or revenues, or with respect to any Loan Document or any of the transactions contemplated thereby, which would have a material adverse effect on Borrower or Borrower Principal, and the Borrower is not a surety on any bond through which a Lien might be created superior to the Security Instrument.

                  Section 4.6       No Default.

                  The Borrower is not in default under, or with respect to, any contractual obligation, security, agreement, instrument, license or other undertaking by which the Borrower is bound which is in excess of $100,000.00. The Borrower Principal is not in default under, or with respect to, any contractual obligation, security, agreement, instrument, license or undertaking by which the Borrower Principal is bound which would materially affect the Borrower Principal's obligations under the Note. No Default Condition or Event of Default has occurred and is continuing.

                  Section 4.7       Solvency; Fraudulent Conveyance.

                  The Borrower and each Borrower Principal is solvent and will not be rendered insolvent by the transactions contemplated hereby and, after giving effect to such transactions, will not be left with an unreasonably small amount of capital with which to engage in its business. Neither the Borrower nor the Borrower Principal intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither the Borrower nor the Borrower Principal has commenced or filed nor contemplates the commencement or filing of any bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation, consolidation or similar proceedings or the appointment of a receiver, liquidator, assignee, conservator, trustee, sequestrator or similar official in respect of it or any of its assets. The amount of the Loan constitutes reasonably equivalent value and fair consideration for the transfer to the Lender of the interest in the Premises represented by the Security Instrument. Neither the Borrower nor the Borrower Principal is transferring any interest in the Premises with any intent to hinder, delay or defraud any of its creditors.

                  Section 4.8       Special Purpose Entity.

                  The Borrower is a Special Purpose Entity.

                  Section 4.9       Taxes.

                  The Borrower and each Borrower Principal, respectively, has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns and on any assessments made against it and any of its property and, to its knowledge, all other taxes, fees and other charges imposed on it and any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with Required Accounting Standards have been provided on its books). No tax Lien has been filed with respect to any such tax, fee or other charge. To its knowledge, no claim is being asserted with respect to any such tax, fee or other charge which, in either case, could reasonably be expected to have a material adverse change with respect to the Borrower or the Premises.

                  Section 4.10      No Burdensome Restrictions.

                  Neither the Borrower nor the Borrower Principal is a party to or subject to any contractual obligation, security, agreement, instrument, license or other undertaking by which the Borrower or such Borrower Principal is bound (other than the Loan Documents) which has had or could reasonably be expected to have a material adverse effect on the business, properties, assets, operations or condition, financial or otherwise, of it, or on the ability of it to carry out its obligations hereunder or under the other Loan Documents. Notwithstanding anything contained herein to the contrary, Lender has consented to that certain Revolving Line of Credit entered into by Borrower Principal under which Lender serves as Agent.

                  Section 4.11      Investment Company Act; Other Regulations.

                  Neither the Borrower nor the Borrower Principal is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor the Borrower Principal is subject to regulation under any Requirement of Law which limits its ability to incur Obligations, other than as set forth herein or in the other Loan Documents.

                  Section 4.12      Subsidiaries.

                  The Borrower has no Subsidiaries.

                  Section 4.13      Title to Premises.

                  The Borrower is seized of the Land and Improvements (and any fixtures) in fee, or is the owner of a leasehold interest in the Land and Improvements (and any fixtures) pursuant to a Ground Lease, and has marketable title to any appurtenant easements and has the right to convey the same, that title to such property is free and clear of all encumbrances except for the Permitted Encumbrances, and that it will warrant and defend the title to such property (except for the Permitted Encumbrances) against the claims of all Persons. As to the balance of the Premises, the Rents and Profits and the Intangible Personalty, the Borrower represents and warrants that it has marketable title to such property, that it has the right to convey such property and that it will warrant and defend such property against the claims of all persons or parties.

                  Section 4.14      Ownership of Personalty.

                  The Borrower owns, subject to no Lien other than the Lien of the Security Instrument and the other Loan Documents, as appropriate, all of the Personalty.

                  Section 4.15      Financial Statements.

                  As of the date of the most recent Financial Statement furnished to the Lender, neither the Borrower nor the Borrower Principal had any material (a) indebtedness for borrowed money or for the deferred purchase price of property or services, as evidenced by bonds, notes or other similar instruments or agreements, (b) obligations as a lessee under leases which shall have been or should be, in accordance with Required Accounting Standards, recorded as capital leases, (c) obligations under direct or indirect guaranties in respect of, or any obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or any obligations of another of the kind referred to in clause (a) or (b) above, (d) contingent liability or liability for taxes, or
(e) long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not, to the extent required by Required Accounting Standards, reflected in the foregoing statements or in the notes thereto. No sale, transfer or other disposition by the Borrower or the Borrower Principal of any material part of its business or property has occurred since the date of such party's most recent Financial Statement furnished to the Lender.

                  Section 4.16      No Change.

                  There has been no development or event which has had or could reasonably be expected to have a material adverse change (a) with respect to the Borrower or the Borrower Principal since the date of such party's most recent Financial Statement furnished to the Lender, or (b) with respect to the Premises or any portion of the Intangible Personalty since the date of the most recent Operating Statements furnished to the Lender.

                  Section 4.17      Management Agreement.

                  As of the date hereof, there are no Management Agreements, other than the Operating Lease, in place on any Individual Property.

                  Section 4.18      Accuracy of Information.

                  (a) Each exhibit, Financial Statement, Operating Statement, Rent Roll, document, book, record, report and other item of written information furnished by the Borrower or the Borrower Principals, as the case may be, to the Lender in connection with the Loan Documents is accurate as of its date and as of the date so furnished and (b) all financial projections contained therein are based on reasonable and stated assumptions, and no such document contains any material misstatement of fact or omits to state a material fact.

                  Section 4.19      Principal Place of Business.

                  The Borrower's principal place of business and chief executive office is at the location set forth in the first paragraph of this Loan Agreement and it has not operated under any name other than its own name at any time from the date of its formation.

                  Section 4.20      Taxpayer Identification Number.

                  The Borrower's taxpayer identification number is as set forth in the Note.

                  Section 4.21      Insurance.

                  The Borrower does not know of and has not received any written notice of any violation of any insurance policy term that remains uncured and, to its best knowledge, it and the Premises and the use thereof materially comply with all insurance policy terms.

                  Section 4.22      Mechanic's Liens, etc.

                  Except as have been paid for in full by the Borrower on or before the Closing Date or as shall be paid prior to delinquency in the ordinary course of the Borrower's business, no improvements or repairs have been made to the Premises during the one hundred twenty (120) days preceding the date hereof; there are no contracts not fully performed, and no outstanding bills incurred, for labor or materials used in making improvements or repairs on the Premises, or for services of architects, surveyors or engineers incurred in connection therewith. The Borrower has made no contract or arrangement of any kind whatsoever, the performance of which by the other party thereto could give rise to a Lien on the Premises superior to that of the Security Instrument.

                  Section 4.23      No Violation.

                  Except as disclosed to Lender, the Borrower has not received any notice of, and, to the best of its knowledge is not in violation of any Requirement of Law, any Hazardous Materials Law or any Governmental Action. To the best of Borrower's knowledge, the Premises are in material compliance with all Requirements of Law.

                  Section 4.24      ERISA.

                  (a) The Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, (b) the assets of the Borrower do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. ss.2510.3-101, (c) neither the Borrower nor any of its general partners, members or shareholders, as the case may be, have any trust or custodial relationship with the Lender or any affiliate of the Lender with respect to any ERISA plan, and (d) neither the Borrower nor any general partner, member or shareholder of the Borrower is a participant in any governmental plan that has a trust or custodial relationship with the Lender or any affiliate of the Lender. The Borrower (i) is not a "governmental plan" within the meaning of
         Section 3(32) of ERISA and (ii) transactions by or with the Borrower are not subject to Requirements of Law regulating investments of and fiduciary obligations with respect to government plans.

                  Section 4.25      O&M Program.

                  The Borrower has adopted an O&M Program with respect to all Hazardous Materials, if any, identified in the Environmental Assessment furnished to the Lender prior to the Closing Date or as otherwise required by the Lender.

                  Section 4.26      No Organizational Document Amendment.

                  At no time after the date hereof while the Loan is outstanding shall the Borrower, nor any member or general partner of the Borrower, amend or modify their respective organizational documents without the prior written consent of Lender.

                  Section 4.27      Permitted Encumbrances.

                  The Permitted Encumbrances as set forth in the Security Instrument do not materially or adversely affect the Lender's lien on the Premises created by the Security Instrument, and do not materially or adversely affect the use, operation or value of the Premises.

                  Section 4.28      Insolvency Opinion.

                  All of the assumptions made in that certain substantive non-consolidation opinion letter dated the date hereof, delivered by Borrower's counsel in connection with the Loan and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of this Agreement (the "Non-consolidation Opinion"), including, but not limited to, any exhibits attached thereto, are true and correct in all respects.

                                   ARTICLE V
                            COVENANTS AND AGREEMENTS

                  Section 5.1       Affirmative Covenants of the Borrower.

                  During any period in which the Loan is outstanding, the Borrower agrees that it will:

                  (a) Use of Loan Funds. Cause all Loan proceeds to be used for the purposes set forth in a loan closing statement approved by the Lender and use all excess Loan proceeds disbursed to the Borrower only for lawful business purposes permitted under the Borrower's organizational documents. No part of the proceeds of the Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by the Lender, the Borrower will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No part of the proceeds of the Loan has been used in any manner that could result in a violation of Regulations G, T, V or X of the Board of Governors of the Federal Reserve System.

                  (b) Payment. Pay when due all sums owing to the Lender and others in accordance with the terms of the Loan Documents.

                  (c) Fees, Costs and Expenses. Pay when due all fees, costs and expenses required to be paid by the Borrower pursuant to the terms of the Commitment or any of the other Loan Documents, including without limitation, reasonable attorneys fees and other fees, costs and expenses of the Lender in connection with the enforcement of the Lender's rights under the Loan Documents. Any such amounts payable by or reimbursable to the Lender shall be due and payable within ten (10) days after written demand.

                  (d) Condition of Premises. Keep and maintain the Premises in good order, condition and repair and shall make, as and when the same shall become necessary, all repairs and maintenance necessary or appropriate in order to keep the Premises from deteriorating.

                  (e)      Compliance. Comply in all material respect with all
         (i) building, zoning, fire, health, environmental, disability and use laws (including, but not limited, to all state and local handicapped access laws, the Architectural Barriers Act of 1968, the Fair Housing Amendments Act of 1988, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990 and similar laws and ordinances), codes, ordinances, rules and regulations, to the extent required by applicable Governmental Authorities, (ii) covenants and restrictions of record and (iii) easements which are in any way applicable to the Premises or any part thereof and the use or enjoyment thereof.

                  (f) Inspection. Subject to the rights of any tenants of the Premises under their leases, permit the Lender and/or its authorized agents to enter upon the Premises during normal working hours and as often as the Lender desires, for the purpose of inspecting the

         Improvements specifically and the condition and operation of the Premises generally. In connection therewith, the Borrower shall permit the Lender and the Lender's representatives (including an independent Person such as an engineer, architect, or inspector) or third parties making Immediate Repairs, Replacements or Additional Repairs or Replacements to enter onto the Premises during normal business hours (subject to the rights of any tenants of the Premises under their leases) to inspect the progress of any Immediate Repairs, Replacements or Additional Repairs or Replacements and all materials being used in connection therewith, to examine all plans, specifications and shop drawings relating to such Immediate Repairs, Replacements or Additional Repairs or Replacements which are or may be kept at the Premises, and to complete any Immediate Repairs, Replacements or Additional Repairs or Replacements. The Borrower agrees to cause all contractors, subcontractors, agents, architects and inspectors reasonably to cooperate with the Lender and the Lender's representatives or such other Persons described above in connection with inspections or the completion of Immediate Repairs, Replacements or Additional Repairs or Replacements.

                  (g) Reimbursement. The Borrower agrees that if it shall fail to pay when due any tax, assessment or charge levied or assessed against the Premises (other than the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with Required Accounting Standards have been provided on its books) or any utility charge, whether public or private, or any insurance premium or if it shall fail to procure the Insurance required hereunder and cause the delivery of the insurance certificates as required herein, or if it shall fail to pay any other charge or fee described herein, then the Lender, at its option, may pay, procure or cause the delivery of the same. The Borrower will reimburse the Lender upon demand for any sums of money paid by the Lender pursuant to this Section, together with interest on each such payment at the default rate set forth in the Note and all such sums and interest thereon shall be secured hereby.

                  (h) Environmental Assessment. Provide to the Lender from time-to-time, at the Borrower's sole fee, cost and expense, if the Lender shall ever have reason to believe that any Hazardous Material adversely affects the Premises, or if any Governmental Action is made or threatened, or if an Event of Default shall have occurred, an Environmental Assessment, which Environmental Assessment shall have been ordered by the Borrower within ten (10) days after the Lender's request and which shall be delivered to the Lender promptly after the date of the Lender's request. At all other times, the Lender may request an Environmental Assessment to be provided by the Borrower at the Lender's expense. The Borrower will cooperate with each consulting firm making any Environmental Assessment and will promptly supply to the consulting firm, from time to time upon request, all information available to the Borrower to facilitate the completion of the Environmental Assessment. If the Borrower fails to furnish the Lender within ten (10) days after the Lender's request with a copy of an agreement with an acceptable environmental consulting firm to provide such Environmental Assessment, or if the Borrower fails to order such Environmental Assessment within ten (10) days after the Lender's request, the Lender may cause any such Environmental Assessment to be made at the Borrower's fee, cost, expense and risk. The Lender may disclose to interested parties any information the Lender ever has about the environmental condition or compliance of the Premises, but shall be under no duty to disclose any such information except as may be required by law. The Lender shall be under no duty to make any Environmental Assessment of the Premises, and in no event shall any such Environmental Assessment by the Lender be or give rise to a representation that any Hazardous Material is or is not present on the Premises, or that there has been or shall be compliance with any Hazardous Materials Law, nor shall the Borrower or any other Person be entitled to rely on any Environmental Assessment made by the Lender or at the Lender's request. The Lender owes no duty of care to protect the Borrower or any other Person against, or to inform them of, any Hazardous Material or other adverse condition affecting the Premises.

                  (i) Appraisal. At all times during the term of the Loan, cooperate with the Lender and use its best efforts to assist the Lender in obtaining an Appraisal of the Premises, and will promptly supply to the Lender, from time to time upon request, all information available to the Borrower to facilitate the completion of the Appraisal. If any Event of Default occurs, or if a casualty loss or governmental taking occurs and results in insurance or eminent domain proceeds in excess of $50,000.00 for an Individual Property, the Lender may, in its reasonable discretion, choose the appraiser, but the Borrower shall be responsible for reasonable fees payable to said appraiser in connection with an Appraisal of the Premises. Under all other circumstances, the appraiser performing any such Appraisal shall be engaged by the Lender, and the Lender shall be responsible for any fees payable to said appraiser in connection with an Appraisal of the Premises.

                  (j) Surveys. Following any material, structural change in the exterior configuration of the Premises or any rezoning affecting the Premises, provide the Lender with such additional Surveys as reasonably requested by the Lender.

                  (k) Other Tests. Promptly submit to the Lender copies of reports of all physical tests at any time made on the Land, the Improvements or the materials to be incorporated into the Improvements and shall, at the Borrower's expense, cause to be made such additional tests from time to time as the Lender may reasonably require after any change in the Premises or receipt by the Lender of any such report.

                  (l) Taxes and Fees. Except as otherwise provided herein, pay or cause to be paid as they become due all taxes, general and special assessments (other than the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with Required Accounting Standards have been provided on its books), permit fees, inspection fees, license fees, water and sewer charges, franchise fees and equipment rents against it or the Premises, and the Borrower, upon request of the Lender, will submit to the Lender receipts evidencing said payments.

                  (m) Financial Statements and Operating Statements. Furnish, or cause to be furnished to the Lender, annual Financial Statements for Borrower and Borrower Principal. Monthly Operating Statements for the Premises shall be submitted to the Lender when requested by the Lender and for any period during which any Event of Default is continuing. Operating Statements for the Premises shall be delivered to the Lender within forty-five (45) days of the end of each of the Borrower's fiscal quarters, and an annual Financial Statements shall be submitted to the Lender within ninety (90) days (or one hundred twenty (120) days if such annual Financial Statements are audited) of the Borrower's fiscal year end in lieu of an Operating Statement for the Borrower's fourth fiscal quarter. Borrower Principal shall furnish

         Lender, on a quarterly basis, such financial information as Borrower Principal is required to file under any Requirements of Law. Without limiting any other rights available to the Lender under this Loan Agreement or any of the other Loan Documents, in the event the Borrower shall fail to timely furnish the Lender any Financial Statement in accordance with this subsection, the Borrower shall promptly pay to the Lender a penalty in the amount of $1,000.00 for each such failure. Notwithstanding anything to the contrary contained herein, Borrower shall cause to be provided to Lender copies of all financial information required to be provided to Borrower by the Operating Lessee pursuant to the Operating Lease.

                  (n) Books and Records. Keep and maintain or cause to be kept and maintained at all times at the Premises, at the Borrower's address set forth herein, or at such other place as the Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Premises and copies of all written contracts, leases and other instruments which affect the Premises (including, but not limited to, all bills, invoices and contracts for utilities, waste management service, telephone service and management services, rent registrations and all materials filed with any Governmental Authority where applicable). Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any time by the Lender upon reasonable prior notice.

                  (o) Further Assurances. The Borrower shall furnish or cause to be furnished such further documentation or information (including without limitation, amendments, replacements, corrections, deletions or additions to the Loan Documents or any other materials furnished to the Lender in connection with the Loan) which is (i) reasonably required to enable the Lender to sell the Loan, or (ii) reasonably deemed necessary or appropriate by the Lender in the exercise of its rights under any of the Loan Documents or to perfect, protect, maintain, preserve, continue and/or extend any Lien granted to the Lender under the Security Instrument or any other Loan Document, provided, however, that the Borrower shall not be required to do anything that (A) has the effect of (I) changing the essential economic terms of the Loan set forth in the Loan Documents or (II) imposing greater liability under the Loan Documents, or (B) results in any substantial fee, cost or expense to the Borrower. In addition, the Borrower shall furnish or cause to be furnished such further documentation and information (including without limitation, amendments, replacements, corrections, deletions and additions to the Loan Documents and other materials furnished to the Lender in connection with the Loan) reasonably deemed necessary or appropriate by the Lender to correct patent mistakes in the Loan Documents, materials relating to title insurance policies and other insurance required hereunder, and the funding of the Loan, provided that any such further documentation or information shall be at the sole fee, cost and expense of the Lender.

                  (p) Payment of Operating Expenses Premises and Operating Expenses Leases. Pay all Operating Expenses Premises and Operating Expenses Leases, except to the extent that: (i) the Lender is obligated to pay any Operating Expense on behalf of the Borrower from the Tax and Insurance Reserve Account, the Replacement Reserve Account, the Repair Escrow Account or other Reserve Accounts established pursuant to the Loan Documents or (ii) the Operating Lessee is obligated to pay any Operating Expense under the Operating Lease.

                  (q) Payment of Recurring Capital Expenditures. Pay all expenditures with respect to the Premises, to the extent so required under the Operating Lease, Franchise Agreements or otherwise, related to capital repairs, replacements and improvements (other than Replacements) performed from time to time, except to the extent that Lender is required to pay such expenditures from any Reserve Account.

                  (r) ERISA. Deliver to the Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by the Lender in its reasonable discretion, that (i) the Borrower is not an "employee benefit plan," a "governmental plan" and/or subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (ii) one or more of the following circumstances is true:

                           (A) Less than twenty-five percent (25%) of all Equity Interests in the Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.
                  ss.2510.3-101(f)(2); and/or

                           (B) The Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. ss.2510.3-101(c) or (e).

                  (s) Actions and Proceedings. Promptly notify the Lender in writing of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Premises or any portion thereof, or purporting to affect the Premises, any Loan Document or any right of the Lender hereunder or thereunder. In each such action or proceeding, the Borrower shall, unless otherwise directed by the Lender in writing, appear in and prosecute or defend any such action or proceeding. The Borrower hereby further authorizes the Lender to participate and appear in (at the Borrower's expense, including without limitation, the Lender's reasonable attorney's fees) any action or proceeding relating to any condemnation or other taking of the Premises, whether direct or indirect, and, following an Event of Default, to settle or compromise any claim in connection with such condemnation or other taking.

                  (t) Completion of Immediate Repairs, Replacements and Additional Repairs or Replacements.

                           (i) The Borrower shall commence the Immediate Repairs immediately following the execution of this Agreement (or as soon thereafter as weather reasonably shall permit) and shall at all times thereafter diligently pursue the completion of all Immediate Repairs. The Borrower shall complete all Immediate Repairs no later than twelve (12) months after the date of this Agreement. The Borrower covenants and agrees that each of the Immediate Repairs, Replacements and Additional Repairs or Replacements and all materials, equipment, fixtures, and any other item comprising a part of any Immediate Repair, Replacement or Additional Repair or Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing by the Lender).

                           (ii) If the Lender determines, in its reasonable discretion, that Additional Repairs or Replacements are advisable in order to keep the Premises in good order and repair, the Lender may send the Borrower written notice of the need for making such Additional Repairs or Replacements. The Borrower shall promptly commence making such Additional Repairs or Replacements. If the Borrower fails to commence such Additional Repairs or Replacements within thirty (30) days after such notice and diligently pursue completion of such Additional Repairs or Replacements, such failure shall be an Event of Default under this Loan Agreement, and, in addition to all other rights the Lender may have under the Loan Documents upon an Event of Default, the Lender may contract with third parties to make such Additional Repairs or Replacements and may in its sole discretion (A) apply the funds in the Repair Escrow Account and/or Replacement Reserve Account toward the labor and materials necessary to complete such Additional Repairs or Replacements, and/or (B) demand payment for such Additional Repairs or Replacements from the Borrower.

                           (iii) In the event the Lender determines in its reasonable discretion that any Immediate Repair, Replacement or Additional Repair or Replacement has not been completed in a workmanlike and timely manner, the Lender shall have the option to withhold disbursement from the Reserve Accounts for such unsatisfactory Immediate Repair, Replacement or Additional Repair or Replacement and to proceed under existing contracts or to contract with third parties to complete such Immediate Repair, Replacement or Additional Repair or Replacement and to apply the Repair Escrow Account or the Replacement Reserve Account toward the labor and materials necessary to complete such Immediate Repair, Replacement or Additional Repair or Replacement to the reasonable satisfaction of the Lender, without providing any prior notice to the Borrower.

                           (iv)     In order to facilitate the Lender's
                  completion or making of the Immediate Repairs, Replacements or Additional Repairs or Replacements, the Lender is granted the irrevocable right to enter onto the Premises and perform any and all work and labor necessary to complete or make the Immediate Repairs, Replacements or Additional Repairs or Replacements and employ watchmen to protect the Premises from damage, loss and/or theft. All sums so expended by the Lender shall be deemed to have been advanced to the Borrower and secured by the Security Instrument and the other Loan Documents.

                           (v) All Immediate Repairs, Replacements and Additional Repairs or Replacements shall comply with all Requirements of Law and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

                  (u) Assumptions in Non-consolidation Opinion. Borrower has complied and will comply with all of the assumptions made with respect to it in the Non-consolidation Opinion including, without limitation those set forth in that certain Non-consolidation Opinion, dated the date hereof, given by Hunton & Williams, attached as Exhibit I hereto and made a part hereof.

         Each entity other than the Borrower with respect to which an assumption is made in the Non-consolidation Opinion has complied and will comply with all of the assumptions made with respect to it in the Non-consolidation Opinion, including without limitation those set forth in that certain Non-consolidation Opinion, dated the date hereof, given by Hunton & Williams, attached as Exhibit I hereto and made a part hereof.

                  (v) Program Rider. Comply with all covenants and agreements set forth in the Program Rider.

                  (w) Operating Lease. Comply with all covenants, obligations and agreements contained in the Operating Lease. Borrower will exercise any and all cure rights under the Operating Lease in order to cure any breach by Borrower or any Affiliate of Borrower as Lessor thereunder.

                  (x) Franchise Agreements. Borrower shall, at all times during the term of the Loan maintain or cause to be maintained Franchise Agreements for each of the Individual Properties.

                  (y) REIT Status. Borrower Principal shall, at all times during the term of the Loan maintain its status as a Real Estate Investment Trust, unless otherwise consented to by Lender.

                  Section  5.2      Negative Covenants of the Borrower.

                  During any period in which the Loan is outstanding, the Borrower agrees that it will not:

                  (a) Sale or Encumbrance of Personalty. Sell, encumber or otherwise dispose of any of the Personalty except (i) to incorporate Tangible Personalty into the Improvements or replace Tangible Personalty with goods of quality and value at least equal to that replaced, or (ii) for the sale, disposal or use of inventory, if any, in the ordinary course of the Borrower's business at the Premises; provided, however, in the event the Borrower sells or otherwise disposes of any of the Personalty, the Lender's security interest in the proceeds of the Personalty shall continue pursuant to the Security Instrument and the other Loan Documents, as appropriate.

                  (b) Construction. Construct or permit the construction of any material, structural improvements on the Premises other than Immediate Repairs or Replacements or as otherwise required hereunder or previously consented to in writing by the Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

                  (c) Change in Ownership; Identity of the Borrower. Subject to Section 5.2(d) hereof, permit any sale, transfer, assignment or other disposition of, or grant or create any Lien on (each a "Transfer"), any of the following interests in the Borrower except that:

                           (1) Holders of membership/partnership interests in Borrower and beneficiaries of holders of interests of Borrower as of the date of this

                  Agreement (the "Interest Holders") shall have the right to Transfer their interest in Borrower (or any entity directly or indirectly holding a membership interest in Borrower) without Lender's consent; provided, however, that (i) after taking into account any prior Transfers pursuant to this section, whether to the proposed transferee or otherwise, no such Transfer (or series of Transfers) shall result in (x) the proposed transferee, or any affiliates thereof, owning in the aggregate (directly, indirectly or beneficially) forty nine percent (49%) or more of the interests in Borrower (or any entity directly or indirectly holding a membership interest in Borrower), or (y) a Transfer in the aggregate of forty nine percent (49%) or more of the interests in Borrower as of the date hereof, (ii) no such Transfer of interest shall result in a change of control of Borrower or the day to day operations of the secured Premises, (iii) Borrower shall give Lender notice of such Transfer together with copies of all instruments effecting such Transfer not less than fifteen
                  (15) business days prior to the date of such Transfer; (iv) no Event of Default has occurred and remains uncured; and (v) the legal and financial structure of Borrower after such Transfer and its shareholders, partners or members, as applicable, and the Special Purpose Entity nature of Borrower satisfies Lender's and the Rating Agency's then current applicable underwriting criteria and requirements including, without limitation, the requirement at the request of Lender, to deliver evidence reasonably satisfactory to Lender that the Special Purpose Entity nature of Borrower following such Transfer is in accordance with the standards of the Rating Agencies or, if a Securitization has occurred, the Rating Agencies rating the Securities in the Securitization (including, in such event written confirmations from such Rating Agencies that such Transfer or series of Transfers will not result in a requalification, reduction or withdrawal of the ratings then applicable to such Securities), and Opinions of Counsel (including a Non-consolidation Opinion) as may be reasonably requested by Lender and the Rating Agencies. Notwithstanding anything to the contrary contained herein, the managing member of Borrower shall not have the right to Transfer any interest in Borrower without Lender's consent.

                           (2) Transfers by any of the Interest Holders of their direct or indirect interests in Borrower (or any entity that directly or indirectly holds a membership interest in Borrower) which result in (x) the proposed transferee, or any affiliates thereof, owning in the aggregate (directly, indirectly or beneficially) forty nine percent (49%) or more of the interests in Borrower (or any entity directly or indirectly holding a membership interest in Borrower), or (y) a Transfer in the aggregate of forty nine percent (49%) or more of the interests in Borrower as of the date hereof, or
                  (z) which are Transfers by the managing member of Borrower shall be permitted only with the Lender's prior written consent, which shall not be unreasonably withheld; provided that such Transfer must comply with the provisions of clauses (iii), (iv) and (v) of subparagraph (1) above, and clauses (A) through (D) below:

                                    (A)      The Interest Holder shall pay to
                           the Lender all reasonable and customary expenses incurred by the Lender in connection with any such Transfer and a processing fee in an amount equal to the 1% of the outstanding principal amount of the Loan as of the date the Borrower requests the Lender to consent to such Transfer.

                                    (B)      With respect to any Transfer
                           requested or occurring prior to the sale of the Loan by the Lender in the secondary market, the consideration paid or to be paid by the assignee or purchaser in connection with the Transfer shall not be less than the appraised value of the Premises used by the Lender in underwriting the Loan, as determined by the Lender in its reasonable judgment, multiplied by the percentage of interests (direct or indirect) being transferred in the Borrower. The Borrower shall furnish the Lender at the Borrower's sole cost and expense such information as the Lender shall request in connection with any Transfer, including without limitation, an Appraisal or other evidence satisfactory to the Lender in its reasonable discretion of the value of the Premises as of the date of the Transfer.

                                    (C)      The assignee or purchaser must
                           meet Lender's reasonable underwriting standards concerning, including without limitation, its net worth and operating history, as determined by Lender in its sole reasonable discretion.

                                    (D)      No Transfer shall relieve the
                           Borrower of its Obligations under this Loan
                           Agreement or any of the other Loan Documents.

                  (d) Notwithstanding anything to the contrary contained in this Loan Agreement, the Security Instrument or any other Loan Documents, Lender's consent shall not be required for any of the following sales, transfers, assignments, pledges, conveyances or encumbrances, provided that Lender has received payment in full of all its actual expenses incurred in connection therewith:

                           (i) with respect to the REIT and any holders of interests therein, directly or indirectly, (A) Transfer of all or any portion of any shares of beneficial interests of the REIT for so long as the shares of the REIT continue to be publicly traded on a national stock exchange and (B) the issuance of additional shares of the REIT;

                           (ii) with respect to the Operating Partnership and any holders of interests therein, (A) any Transfer (direct or indirect) of limited partnership interests in the Operating Partnership and (B) the issuance of additional limited partnership units or other securities, even if such issuance results in a reduction of the partnership interest of the REIT in the Operating Partnership, provided that, after giving effect to such transfer or series of transfers described in (A) or (B), the REIT owns more than fifty-one percent (51%) of the partnership interests of the Operating Partnership or continues to be the sole general partner of the Operating Partnership; or

                           (iii) a Fundamental Transaction relating to the REIT or the Operating Partnership.

                  (e) As used herein , the term "Fundamental Transaction" shall mean any acquisition by, merger with or consolidation with or into, or sale of substantially all of its assets to, an entity (the "Successor") in which the following conditions have been satisfied as of the consummation of the transaction:

                            (i) the Successor owns, directly or indirectly, substantially all the assets which the Operating Partnership owned immediately prior to the effective date of such merger, consolidation or sale;

                            (ii) the Successor agrees in writing to assume all obligations of the Operating Partnership under the Loan Documents to which the Operating Partnership is a party;


                            (iii) upon the consummation of such transaction, Successor shall either be owned by a Qualified Resultant Owner or the Successor shall be owned by the executive management of the REIT immediately prior to such transfer;

                            (iv) Lender shall have confirmations in writing from the Rating Agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating then assigned to any Securities in a Securitization;

                            (v) with respect to any Individual Property that is the subject of a Management Agreement, the Manager shall be either the Manager immediately prior to such transfer or a Qualified Manager, and any new Management Agreement shall be reasonably satisfactory to Lender;

                            (vi) with respect to any Individual Property that is the subject of an Operating Lease, the Operating Lessee shall be either the Operating Lessee immediately prior to such transfer or a Qualified Operating Lessee, and any new Operating Lease shall be reasonably satisfactory to Lender;

                            (vii) the Premises will be owned by one or more special purpose bankruptcy remote entities and a non-consolidation opinion acceptable to Lender and the Rating Agencies has been delivered with respect to any Successor; and

                            (viii)  Lender has received no less than forty-five
                  (45) days' prior written notice of such transfer.

         The Borrower hereby acknowledges to the Lender that (i) the identity of the Borrower and the expertise available to the Borrower were and continue to be material circumstances upon which the Lender has relied in connection with, and which constitute valuable consideration to the

         Lender for, the extending to the Borrower of the indebtedness evidenced by the Note and (ii) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Note granted to the Lender by the Security Instrument and the other Loan Documents, as appropriate.

                  (f) Prepayment of Rent. Accept any prepayment of rent or installments of rent for more than two (2) months in advance without the prior written consent of the Lender.

                  (g) No Other Name. Change its name or operate under any name other than its name as set forth herein.

                  (h) No Restricted Payments. Without Lender's prior written consent, make any payment or take any other action constituting (i) any direct or indirect purchase or other acquisition by the Borrower of Equity Interests of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and expenditures in the ordinary course of business) or capital contribution by the Borrower to any other Person, including all debt and any Obligation of any sort, and/or (ii) a payment or prepayment on account of, or the setting apart of assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of subordinated debt, either directly or indirectly, whether in cash or in property or in obligations of any Person.

                  (i) No Waste or Abandonment. Suffer, permit or commit affirmative waste, permit impairment or deterioration of, or abandon, the Premises or any portion thereof. The Borrower will not itself, or permit any tenant or other Person to, remove, demolish or alter any improvement now existing or hereafter erected on the Premises or any fixture, equipment or machinery in or on the Premises except in connection with any Repair or Replacement.

                  (j) Use of Premises. Except as required by applicable law, or as otherwise permitted in writing by the Lender, allow any change in the business use of all or any portion of Premises from the use thereof as of the Closing Date.

                  (k) Franchise Agreements. Borrower shall not amend or terminate any Franchise Agreement or permit Operating Lessee to terminate any Franchise Agreement.

                  Section  5.3      Environmental Covenants.

                  The Borrower hereby consents to:

                  (a) Not cause, permit or exacerbate any Prohibited Activities or Conditions. The Borrower represents and warrants that it has not at any time caused or permitted any Prohibited Activities or Conditions except as set forth in the Environmental Assessment and that to its knowledge, no Prohibited Activities or Conditions exist or have existed on or under the Premises. The Borrower shall take all appropriate steps to prevent its employees, agents, and contractors, and any tenants from causing, permitting, or exacerbating any Prohibited Activities or Conditions. The Borrower shall not lease or allow the sublease or use of all or any portion of the Premises to any tenant, subtenant or user that, in the ordinary course of its business, would cause, permit, or exacerbate any Prohibited Activities or Conditions, and all leases, subleases and use agreements relating to the Premises shall contain provisions sufficient to ensure that tenants, subtenants and users shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

                  (b) Comply in a timely manner with, and cause all employees, agents, and contractors of the Borrower and any other persons present on the Premises to so comply with, (i) any O&M Program now or hereafter in effect during the term of the Loan, and (ii) Hazardous Materials Law, so as to minimize any economic loss to the Premises and the Loan. The Borrower shall adopt an O&M Program with respect to any Hazardous Materials as required in any Environmental Assessment or any Governmental Action relating to the Premises, or as otherwise reasonably required by the Lender with respect to the Premises. Any O&M Program shall be performed by qualified contractors under the supervision of a consulting engineer hired by the Borrower with the prior written approval of the Lender which approval shall not be unreasonably withheld, conditioned or delayed. All costs and expenses of any O&M Program shall be paid by the Borrower, including without limitation the charges of such contractors and consulting engineer and the Lender's reasonable fees, costs and expenses incurred in connection with the monitoring and review of the O&M Program and the Borrower's performance thereunder.

                  (c) Promptly notify the Lender in writing of: (i) any Governmental Action it becomes aware of, (ii) any claim made or known by Borrower to be threatened by any third party against the Borrower, the Lender, or the Premises relating to loss or injury resulting from any occurrence or condition on the Premises or any other real property that could require the removal from the Premises of any Hazardous Materials or cause any restrictions on the ownership, occupancy, transferability or use of the Premises under Hazardous Materials Law, or (iii) the occurrence of any Prohibited Activities or Conditions. The Borrower shall cooperate with any governmental inquiry, and shall comply with any governmental or judicial order, request or directive which arises from any alleged Prohibited Activities or Conditions; provided that with respect to governmental requests or directives only, the Borrower may contest or object to a good faith dispute regarding said request or directive if the Borrower notifies the Lender in advance of said contest or objection and as long as said contest or objection does not result in a violation of law or fines assessed against the Premises unless such fines are bonded by Borrower in a manner acceptable to Lender in its sole discretion.

                  (d) Pay promptly all reasonable costs and expenses incurred by the Lender in connection with any Governmental Action, including but not limited to costs of any environmental audits, studies, investigations or remedial activities including but not limited to the removal of any Hazardous Materials from the Premises. The Borrower also shall pay promptly the costs of any environmental audits, studies, investigations or the removal of any Hazardous Materials from the Premises required by the Lender as a condition of its consent to any sale or transfer of all or any part of the Premises or any interest therein or required by the Lender following a reasonable determination by the Lender that there may be Prohibited Activities or Conditions on or under the Premises. Any such reasonable costs or expenses incurred by the Lender (including but not limited to reasonable fees and expenses of attorneys and consultants, whether incurred in connection with any judicial or administrative process or otherwise) which the Borrower fails to pay promptly shall become additional indebtedness secured by the Security Instrument.

                  (e) EXCEPT TO THE EXTENT ANY OF THE FOLLOWING IS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER, HOLD HARMLESS, DEFEND AND INDEMNIFY THE LENDER AND ITS OFFICERS, DIRECTORS, TRUSTEES, EMPLOYEES, AGENTS, AFFILIATES (INCLUDING ANY PARENT CORPORATION), SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL PROCEEDINGS, CLAIMS, DAMAGES, PENALTIES, FEES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE FEES AND EXPENSES OF ATTORNEYS AND EXPERT WITNESSES, INVESTIGATORY FEES, AND CLEANUP AND REMEDIATION EXPENSES, WHETHER INCURRED IN CONNECTION WITH ANY JUDICIAL OR ADMINISTRATIVE PROCESS OR OTHERWISE), ARISING DIRECTLY OR INDIRECTLY FROM (i) ANY BREACH OF ANY REPRESENTATION, WARRANTY, OR OBLIGATION OF THE BORROWER CONTAINED IN THIS SECTION 5.3 OR (ii) THE PRESENCE OF HAZARDOUS MATERIALS ON OR UNDER THE PREMISES OR ANY PROPERTY PROXIMATE TO THE PREMISES OR ANY GOVERNMENTAL ACTION ALLEGING ANY SUCH PRESENCE, EXCEPT TO THE EXTENT THAT THE BORROWER CAN CONCLUSIVELY PROVE BOTH THAT SUCH PRESENCE OR GOVERNMENTAL ACTION ALLEGING SUCH PRESENCE WAS CAUSED SOLELY BY ACTIONS, CONDITIONS, OR EVENTS THAT OCCURRED AFTER THE DATE THAT THE LENDER (OR ANY PURCHASER AT A FORECLOSURE SALE) ACTUALLY ACQUIRED TITLE OR TOOK POSSESSION TO THE PREMISES AND THAT SUCH PRESENCE OR GOVERNMENTAL ACTION ALLEGING SUCH PRESENCE WAS NOT CAUSED BY THE DIRECT OR INDIRECT ACTIONS OF THE BORROWER OR THE BORROWER PRINCIPAL, OR ANY PARTNER, MEMBER, PRINCIPAL, OFFICER, DIRECTOR, TRUSTEE OR MANAGER OF THE BORROWER OR ANY EMPLOYEE, AGENT, CONTRACTOR OR AFFILIATE OF THE BORROWER OR THE BORROWER PRINCIPAL. THE OBLIGATIONS AND LIABILITIES OF THE BORROWER UNDER THIS
         SECTION 5.3(e) SHALL SURVIVE ANY TERMINATION, SATISFACTION, ASSIGNMENT, ENTRY OF A JUDGMENT OF FORECLOSURE OR DELIVERY OF A DEED IN LIEU OF FORECLOSURE OF THE SECURITY INSTRUMENT.

                  Section  5.4      Recourse Covenants.

                  Except as otherwise expressly permitted by the Loan Documents, during any period in which the Loan is outstanding, the Borrower agrees that it will not, without the prior written consent of the Lender:

                  (a) Sale, Transfer, Conveyance or Disposal. Permit any sale, transfer, conveyance or other disposal of the Premises, the Rents and Profits or the Intangible Personalty.

                  (b) Other Financing and Liens. Engage in any other financing with respect to the Borrower (except payables incurred with trade creditors in amounts not to exceed $100,000.00, provided such debt is not evidenced by a note and is not in excess of sixty days past due in the ordinary course of business and paid prior to delinquency), the Premises, the

         Rents and Profits or the Intangible Personalty or grant any consensual Liens against the Premises, the Rents and Profits or the Intangible Personalty. Nor shall Borrower or any member or partner of Borrower pledge any interest in Borrower without the prior written consent of Lender and without written confirmation from applicable Rating Agencies that such pledge will not result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency.

                  (c)      Special Purpose Entity. Fail to be a Special Purpose
         Entity.

                  Section  5.5      Insurance.

                  (a) Maintenance of Insurance. The Borrower shall, or shall cause, at no cost or expense to Lender, keep in full force and effect all Insurance. If the Borrower fails to maintain, or cause to be maintained, any Insurance required by this Agreement, the Lender may, at its option, procure such Insurance, and the Borrower shall reimburse the Lender for the amount of all premiums paid by the Lender thereon promptly upon demand by the Lender, with interest thereon at the rate then provided by the Note from the date paid by the Lender to the date of repayment, and such sum shall be a part of the indebtedness secured by the Security Instrument. The Lender shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any Insurance, incur any liability for or with respect to the amount of Insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and the Borrower, for itself, hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

                  (b) Insurance with Respect to Immediate Repairs, Replacements and Additional Repairs or Replacements. In addition to and to the extent not covered by any Insurance required under the Loan Documents, the Borrower shall provide or cause to be provided worker's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Immediate Repair, Replacement or Additional Repair or Replacement reasonably required by the Lender.

                  (c) Approved Insurers. Each of the Borrower's insurers shall be an Approved Insurer. If any of the Borrower's insurers shall at any time cease to be an Approved Insurer, then within thirty (30) days after notice from the Lender to the Borrower, the Borrower will obtain replacement Insurance or additional Insurance issued by one or more other Approved Insurers.

                  (d) Form of Insurance Policies; Endorsements. All policies for Insurance shall be in such form and with such endorsements as are comparable to the forms of and endorsements to the Borrower's, or if applicable, its tenant's, insurance policies in effect on the date hereof or otherwise in accordance with commercially reasonable standards applied by prudent owners of similar businesses in the general vicinity of the Premises and generally acceptable to institutional lenders for comparable properties and risks. All such policies shall name the Lender, and its successors and assigns, as additional insureds, mortgagees and/or loss payees, as deemed appropriate by the Lender, and shall provide that all proceeds are payable to the Lender (except for any "non-property" insurance policies maintained by the Operating

         Lessee) and shall contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by the Lender notwithstanding the negligent or willful acts or omissions of the named Borrower; (ii) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to the Lender; (iii) an endorsement providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by the Borrower, any tenant at the Premises, the Lender or any other named insured, additional insured, mortgagee or loss payee, except for the willful misconduct of the Lender knowingly in violation of the conditions of such policy; (iv) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of similar businesses in the general vicinity of the Premises; (v) a provision that such policies shall not be canceled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days prior written notice to the Lender in each instance, and (vi) effective waivers by the insurer of all claims for insurance premiums against any loss payees, additional insureds, mortgagees and named insureds (other than the Borrower). Any insurance coverage relating to the Premises that is carried by the Borrower or, if applicable, its tenant's, in excess of the Insurance required hereunder shall name the Lender, and its successors and assigns, as additional insureds, mortgagees and/or loss payees, as appropriate, as provided herein. A certificate executed by the Borrower's insurance consultant and other evidence of Insurance required by the Lender shall be delivered to the Lender not less than ten (10) days prior to the expiration date of any of the policies for Insurance required to be maintained hereunder which certificate and other evidence shall certify payment of applicable premiums for renewal and replacement policies. The Borrower may effect any Insurance required hereunder through blanket insurance policies. The Borrower shall deliver to the Lender certified copies of all policies for Insurance which shall be taken out upon the Premises while any part of the Loan shall remain unpaid.

                  (e) Compliance with Insurance Policy Terms. The Borrower shall comply with all terms of policies for Insurance and shall not bring or keep or permit to be brought or kept any article upon the Premises or cause or permit any condition to exist thereon which would be prohibited by or could invalidate any Insurance required hereunder.

                  Section 5.6       Lockbox.

                  The Borrower has established as of the date hereof the Lockbox Account, which Lockbox Account shall, in all respects, be governed by the Cash Management Agreement.


                                  ARTICLE VI
                               RESERVE ACCOUNTS

                  Section 6.1       Establishment of Reserve Accounts.

                  On or before the Closing Date, the Lender shall establish each Reserve Account. Each Reserve Account shall be under the sole dominion and control of the Lender.

                  Section 6.2       Initial Reserve Deposits.

                  On the Closing Date, the Borrower shall pay to the Lender for deposit into each Reserve Account any Initial Reserve Deposit applicable to such Reserve Account.

                  Section 6.3       Monthly Reserve Deposits.

                  On each Payment Date, the Borrower shall pay to the Lender for deposit into each Reserve Account any Monthly Reserve Deposit applicable to such Reserve Account. The Lender may, upon written request from the Borrower, waive any requirement for the payment of a Monthly Reserve Deposit, provided however, that any such waiver by the Lender of a requirement that the Borrower pay such Monthly Reserve Deposit may be revoked by the Lender, in the Lender's sole discretion, at any time upon notice in writing to the Borrower.

                  Section 6.4       Replacement Reserve Account.

                  The Lender may, in the Lender's reasonable discretion, adjust the Monthly Reserve Deposit to the Replacement Reserve Account from time to time to an amount sufficient, in the Lender's reasonable judgment, to maintain adequate balances necessary for Replacements, including, without limitation, Additional Repairs or Replacements made pursuant to the terms of the Loan Agreement and consistent with the requirements of the applicable Franchise Agreement and Operating Lease. Notwithstanding the foregoing, in the event the Lender shall at any time increase the Monthly Reserve Deposit to the Replacement Reserve Account over the Monthly Reserve Deposit to the Replacement Reserve Account then required pursuant to Exhibit B hereto, the Borrower, may at its election, request that the Lender obtain, at the sole cost, fee and expense of the Borrower, an engineering report from an engineer to be selected by the Lender in its reasonable discretion, in which case the Monthly Reserve Deposit to the Replacement Reserve Account shall be adjusted by the Lender based on such engineering report, provided that in no event shall the Monthly Reserve Deposit to the Replacement Reserve Account be decreased below the applicable amount set forth on Exhibit B hereto. Following any defeasance of any permitted portion of the Premises, or substitution of properties pursuant to Section 2.6 hereof, and upon written request from Borrower, Lender will, at Borrower's expense, commission an updated engineering report (from an engineer selected by Lender) of the remaining portion of the Premises and, subject to Lender's review and approval, the amount of the Monthly Deposit to the Replacement Reserve Account shall be adjusted to reflect that the defeased portion of the Premises no longer serves as collateral for the Loan.

                  Section 6.5 Permitted Investments, Earnings, Charges and Annual Accounting.

                  (a) Permitted Investments. The Lender may invest and reinvest, or cause to be invested or reinvested, all or any portion of any funds on deposit in any Reserve Account in Permitted Investments. The maturities of the Permitted Investments on deposit in any Reserve Account shall be selected and coordinated to become due not later than the day before any disbursements from any Reserve Account must be made. All such Permitted Investments shall be held in the name and be under the sole dominion and control of the Lender, to the extent permitted by applicable laws, and no Permitted Investment shall be made unless the Lender shall perfect its first priority Lien in such Permitted Investment and, to the extent permitted by applicable laws, the Lender shall have sole possession and control over each such Permitted Investment and the income thereon, and any certificate or other instrument or document evidencing any such investment shall be delivered directly to the Lender, together with any document of transfer necessary to transfer title to such investment to the Lender. The Lender shall not have any liability (other than for the Lender's gross negligence or willful misconduct) for any loss in investments of funds in any Reserve Account that are invested in Permitted Investments and no such loss shall affect the Borrower's obligation to (i) make any payment hereunder, under the Security Instrument, the Note or any other Loan Document, or (ii) fund, or have liability for funding, any Reserve Account. The Borrower agrees that it shall include all interest, earnings or profits on Permitted Investments of funds on deposit in any Reserve Account as its income (and, if the Borrower is a partnership or other pass-through entity, the partners, members or beneficiaries of the Borrower, as the case may be), and shall be the owner of such accounts for federal and applicable state and local tax purposes, except to the extent the Lender retains such interest, earnings or profits for its own account in accordance with the provisions of Section 6.5(b) of this Loan Agreement. The Borrower shall have no right whatsoever to direct the investment of the proceeds in any Reserve Account.

                  (b) Earnings. All interest, earnings or profits on the Permitted Investments of funds in any of the Reserve Accounts shall be deposited into the applicable Reserve Account, provided that the Lender may, at its election, retain for its own account any such interest, earnings or profits (i) on the Tax and Insurance Reserve Account, and (ii) on any or all of the Reserve Accounts during the occurrence and continuance of an Event of Default.

                  (c) Charges. Except as prohibited by applicable laws, the Lender may charge the Borrower for holding, maintaining and applying funds in any of the Reserve Accounts to the extent funds on deposit in such Reserve Account are invested or reinvested in Permitted Investments and the Lender does not retain for its own account any interest, earnings or profits on such Reserve Account in accordance with the provisions of Section 6.5(b) of this Loan Agreement.

                  (d) Annual Accounting. The Lender shall furnish or cause to be furnished to the Borrower, without charge, an annual accounting of each Reserve Account in the normal format of the Lender or its agent, showing credits and debits to such Reserve Account and the purpose for which each debit to such Reserve Account was made.

                  Section 6.6 Assignment to the Lender of Reserve Accounts and Rights and Claims.

                  (a) The Borrower hereby assigns to the Lender the Reserve Accounts as additional security for all of the Borrower's Obligations to the Lender, under the Note and under the other Loan Documents; provided, however, the Lender shall make disbursements from the Reserve Accounts in accordance with the terms of this Agreement, including without limitation, the Program Rider.

                  (b) The Borrower assigns to the Lender all rights and claims the Borrower may have against (i) all persons or entities claiming amounts due for taxes, utilities, rent or insurance, or (ii) all persons or entities supplying labor or materials in connection with the Immediate Repairs, Replacements or Additional Repairs or Replacements; provided, however, that the Lender may not pursue any such right or claim unless an Event of Default exists under this Agreement or the Loan Documents.

                  Section 6.7 Application of Reserve Accounts Upon an Event of Default.

                  If any Event of Default occurs, then the Borrower shall immediately lose all of its rights to receive disbursements from the Reserve Accounts unless and until the earlier to occur of or concurrently with (a) the date on which such Event of Default is fully cured, and (b) the date on which all amounts secured by the Security Instrument and the other Loan Documents have been paid in full and the lien of the Security Instrument and the other Loan Documents, as appropriate, have been released by the Lender. Upon any Event of Default, the Lender may in its sole discretion, use the Reserve Accounts (or any portion thereof) for any purpose, including but not limited to
(i) repayment of any indebtedness secured by the Security Instrument and the other Loan Documents, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any Event of Default, (ii) reimbursement of the Lender for all losses, fees, costs and expenses (including, without limitation, reasonable legal fees) suffered or incurred by the Lender as a result of such Event of Default, (iii) payment of any amount expended in exercising all rights and remedies available to the Lender at law or in equity or under this Agreement or under any of the other Loan Documents, or (iv) to the payment of any item for which payment is required or permitted from any of the Reserve Accounts pursuant to the terms of this Loan Agreement. Nothing in this Loan Agreement shall obligate the Lender to apply all or any portion of the Reserve Accounts on account of any Event of Default by the Borrower or to pay the indebtedness secured by the Security Instrument or any of the other Loan Documents or in any specific order of priority.

                  Section 6.8 Disbursements from Tax and Insurance Reserve Account.

                  (a) The Lender shall disburse, to the extent of amounts on deposit in the Tax and Insurance Reserve Account, directly to each Person owed any portion of the water and sewer assessments and frontage charges, taxes, assessments and insurance premiums, the total sum owed to such Person. Such disbursements shall be made by the Lender (i) so as to coincide in frequency with the regular billing cycle of such Person, and (ii) on or before the date that each such payment is due.

                  (b) The Lender may require the Borrower to pay to the Lender in advance, additional amounts for taxes, charges, premiums, assessments, and impositions in connection with the Borrower or the Premises which the Lender shall reasonably deem necessary. Unless otherwise provided by applicable law, the Lender may require payments for such other amounts to be paid by the Borrower in a lump sum or periodic installments, at the Lender's option.

                  (c) If the amount held in the Tax and Insurance Reserve Account at the time of the annual accounting thereof shall exceed the amount deemed necessary by the Lender to provide for the payment of water and sewer assessments and frontage charges, taxes, assessments, impositions and insurance premiums, as they fall due, such excess shall be credited against future Monthly Reserve Deposits to the Tax and Insurance Reserve Account. If at any time the amount held in the Tax and Insurance Reserve Account shall be less than the amount deemed necessary by the Lender to pay water and sewer assessments and frontage charges, taxes, assessments, impositions and insurance premiums, the Borrower shall pay to the Lender any amount necessary to make up the deficiency within thirty (30) days after notice from the Lender to the Borrower requesting payment thereof.

                  (d) Upon payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents, all remaining amounts on deposit, if any, in the Tax and Insurance Reserve Account shall be distributed to the Borrower.

                  Section 6.9 Disbursements from Repair Escrow Account and Replacement Reserve Account.

                  (a) Upon written request from the Borrower and satisfaction of the requirements set forth in this Loan Agreement, the Lender shall disburse to the Borrower amounts from the Repair Escrow Account necessary to reimburse the Borrower for the actual costs of Immediate Repairs and shall disburse amounts from the Replacement Reserve Account necessary to reimburse the Borrower for the actual costs of Replacements (but, as to any Immediate Repair or Replacement, such amount shall not exceed one hundred twenty-five percent (125%) of the original estimated cost of such Immediate Repair and/or Replacement set forth on Exhibit B to this Loan Agreement, unless the Lender agrees to such reimbursement).

                  (b) Upon written request from the Borrower, the Lender may, in its discretion, disburse amounts from the Repair Escrow Account and/or Replacement Reserve Account to reimburse the Borrower for the actual cost of labor and materials associated with an Additional Repair or Replacement. Each such request from the Borrower shall include a statement regarding why such disbursement should be made. If the Lender determines that (i) such Additional Repair or Replacement is of the type intended to be covered by this Agreement,
         (ii) the costs for such Additional Repair or Replacement are reasonable, (iii) the amount of funds in the Repair Escrow Account and/or the Replacement Reserve Account, as applicable, is sufficient to pay the Additional Repair or Replacement and one hundred twenty-five percent (125%) of the then current estimated cost of completing all remaining Immediate Repairs and Replacements, as applicable, and (iv) all other conditions for disbursement under this Loan Agreement have been met, then the Lender shall disburse funds from the Repair Escrow Account and/or the Replacement Reserve Account, as applicable, for such Additional Repair or Replacement in accordance with the requirements of this Loan Agreement for Immediate Repairs and/or Replacements.

                  (c) Each request for disbursement from the Repair Escrow Account or Replacement Reserve Account shall be in a form specified or approved by the Lender and shall set forth (i) the specific Immediate Repairs, Replacements or Additional Repair or Replacement, as the case may be, for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Immediate Repair, Replacement or Additional Repair or Replacement, as the case may be, includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Immediate Repair, Replacement or Additional Repair or Replacement, as the case may be, other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Immediate Repair, Replacement or Additional Repair or Replacement, as the case may be, for which such request for disbursement is made. With each request the Borrower shall certify that all Immediate Repairs, Replacements or Additional Repairs or Replacements, as the case may be, have been made in accordance with the requirements of this Loan Agreement and all Requirements of Laws. Each request for disbursement shall include (A) copies of invoices for all items or materials purchased and all contracted labor or services provided, and (B) for disbursements in excess of $25,000, such acknowledgments of payment, lien waivers and/or releases with respect to the Immediate Repairs, Replacements and Additional Repairs or Replacements for which disbursement is requested as the Lender may require. In connection with each disbursement from the Repair Escrow Account or the Replacement Reserve Account, as the case may be, the Lender may require the Borrower to provide the Lender with an endorsement to the Lender's title insurance policy showing that no Liens have been placed against the Premises since the date of recordation of the Security Instrument (other than Permitted Encumbrances and any other Liens previously approved in writing by the Lender, if any).

                  (d) Except as provided in the following sentence, each request for disbursement from the Repair Escrow Account or the Replacement Reserve Account shall be made only after completion (as reasonably determined by the Lender) of the Immediate Repair, Replacement or Additional Repair or Replacement for which disbursement is requested. If (i) the cost of the Immediate Repair, Replacement or Additional Repair or Replacement exceeds the lesser of (A) one percent (1%) of the original Loan Amount, or (B) $50,000.00 per Individual Property, (ii) the written contract with respect to such Immediate Repair, Replacement or Additional Repair or Replacement requires periodic payment for such work pursuant to the terms thereof, and
         (iii) the Lender has approved in writing in advance such periodic payments, then a request for reimbursement from the Repair Escrow Account and/or Replacement Reserve Account may be made after completion of a portion of the work under such contract, provided (1) the materials for which the request is made are on site at the Premises and are properly secured or have been installed in the Premises, (2) all other conditions in this Loan Agreement for disbursement have been satisfied, and (3) funds remaining in the Repair Escrow Account or the Replacement Reserve Account, as the case may be, are, in the Lender's reasonable judgment, sufficient to complete such Immediate Repair, Replacement or Additional Repair or Replacement and all the other Immediate Repairs and/or Replacements when required. The Lender, at its option, may issue joint checks, payable to the Borrower and the supplier, materialman, mechanic, contractor, subcontractor or other party to whom payment is due in connection with any such periodic payment for an Immediate Repair, Replacement or Additional Repair or Replacement to be paid from the Repair Escrow Account or Replacement Reserve Account, as the case may be.

                  (e) The Lender shall have no obligation to make any disbursement from the Repair Escrow Account or the Replacement Reserve Account more frequently than once in any month and (except in connection with the final disbursement) in any amount less than the lesser of (i) one percent (1%) of the original Loan Amount, or (ii) $5,000.00.

                  (f) Prior to any disbursement from the Repair Escrow Account or the Replacement Reserve Account, the Lender may, at the Borrower's expense, require an inspection by an appropriate independent qualified professional reasonably selected by the Lender and a copy of a certificate of completion by an independent qualified professional reasonably acceptable to the Lender prior to the disbursement of any amounts from the Repair Escrow Account or the Replacement Reserve Account exceeding $25,000.00. The Borrower shall pay the Lender a reasonable inspection fee not exceeding $1,000.00 for each such inspection.

                  (g) The Lender shall not be obligated to make disbursements from the Repair Escrow Account or the Replacement Reserve Account to reimburse the Borrower for the costs of routine maintenance to the Premises, tenant improvements or leasing commissions.

                  (h) Upon the earlier to occur of (i) the timely completion of all Immediate Repairs in accordance with the requirements of this Loan Agreement, as verified by the Lender in its reasonable discretion, or (ii) the payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents, all amounts remaining on deposit, if any, in the Repair Escrow Account shall be distributed to the Borrower.

                  (i) Upon payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents, all amounts remaining on deposit, if any, in the Replacement Reserve Account shall be distributed to the Borrower.

                  Section 6.10      Intentionally Deleted.

                  Section 6.11      Indemnification.

                  The Borrower agrees to indemnify the Lender and to hold the Lender harmless from and against any and all actions, suits, claims, demands, counterclaims, cross-claims, liabilities, losses, damages, obligations, fees and costs and expenses (including litigation costs, reasonable attorneys' fees and expenses) arising from or in any way connected with (a) the performance of the Immediate Repairs, Replacements or Additional Repairs or Replacements, (b) unpaid taxes, utility bills, rent or insurance premiums owed by the Borrower, and/or (c) the holding or investment of the Reserve Accounts, except to the extent any of the foregoing is the direct result of the gross negligence or willful misconduct of the Lender.

                                  ARTICLE VII
                          EVENTS OF DEFAULT; REMEDIES

                  Section 7.1       Events of Default.


                  An Event of Default shall occur if any of the following has occurred and is continuing beyond any applicable cure or grace period:

                  (a) Payments. The Borrower fails to make any payment hereunder, under the Note or under any other Loan Document, when due and payable, and such payment is not received prior to the tenth
         (10th) day after the same is due (or such greater period, if any, required by applicable law).

                  (b) Bankruptcy, etc. The occurrence of any Bankruptcy Event with respect to the Borrower Principal, Borrower or any general partner or managing member of Borrower.

                  (c) Judgments. One or more judgments or decrees exceeding, in the aggregate, $100,000.00 per Individual Property shall be entered against the Borrower (not paid or fully covered by insurance provided by a carrier who has acknowledged coverage) and any such judgments or decrees shall not have been paid, vacated, discharged, stayed or bonded (through appeal or otherwise) within thirty (30) calendar days from the entry thereof.

                  (d) Recourse Covenants. The Borrower violates any of the Recourse Covenants.

                  (e) Compliance with Sections 5.1(o) and (p). The Borrower fails to comply with any or all of the provisions of either
         Section 5.1(o), or 5.1(p) and such failure continues for a period of thirty (30) calendar days following (i) in the case of Section 5.1(o), the date demand by the Lender is made upon the Borrower for the execution of any agreement or document in accordance with the provisions of Section 5.1(o), or (ii) in the case of Section 5.1(p), the date on which any Operating Expense becomes due and payable in accordance with the terms thereof, without regard to any extension, modification or waiver relating thereto; provided that if any Operating Expense is the subject of a bona fide dispute and is less than one percent (1%) of the outstanding balance of the Loan as of the date on which the particular Operating Expense in dispute became due and payable, then the Borrower shall have ninety (90) days from the date the same becomes due and payable to pay such Operating Expense or to furnish the Lender a bond or other collateral acceptable to the Lender in the Lender's reasonable discretion.

                  (f) Representations and Warranties. Any representation, warranty, acknowledgment or statement made by the Borrower or the Borrower Principal herein, in any other Loan Document or in any written statement or certificate delivered or required to be delivered pursuant hereto shall prove untrue in any material respect on the date as of which it was deemed to have been made or any representation, warranty acknowledgment or statement submitted to the Lender concerning the financial condition or credit standing of the Borrower, any general partner or member thereof or the Borrower Principal proves to be false or misleading in any material respect.

                  (g) Compliance with Covenants and Agreements. The Borrower shall fail to comply with, observe or perform any covenant or agreement made by it herein, in the Program Rider, or in any other Loan Document, which failure continues for thirty (30) days following written notice thereof to the Borrower; provided that if such failure is of a type which can not feasibly be cured within such thirty (30) day period and the Borrower is diligently and in good faith pursuing such cure, then the Borrower shall have a reasonable period of time (but in no event more than ninety (90) days following such written notice) to cure such failure without the same becoming an Event of Default hereunder. Borrower shall have no right to cure a default under Section 7.1(l) hereof. Nothing in this Section 7.1(g) shall be deemed or construed to entitle the Borrower to any notice and opportunity to cure with respect to any failure to comply with, observe or perform any covenant or agreement which constitutes an Event of Default under any other subsection of this Section 7.1 or to extend any notice and/or opportunity to cure otherwise provided for in any other subsection of this Section 7.1.

                  (h) No Encumbrances. The Borrower fails to keep the Premises free and clear of all encumbrances, liens, deeds of trust, security interests and subordinate financing, except for Permitted Encumbrances and as may be permitted by the Loan Documents or otherwise approved in writing by the Lender in its sole discretion.

                  (i) No Transfer. Except as permitted in Section 5.2 hereof, the Borrower permits any sale, transfer, conveyance or other disposition of engages in any subordinate financing with respect to, or grants any consensual liens against, the Premises, the Rents and Profits or the Intangible Personalty without the consent of Lender.

                  (j) Special Purpose Entity. The Borrower fails to be a Special Purpose Entity at any time while the Loan is outstanding.

                  (k) Events of Default under the Program Rider or other Loan Documents. The occurrence of any Event of Default or similar event under any of the Program Rider or the other Loan Documents, after giving effect to any period of time provided for the cure of any such event or occurrence in the Program Rider or any such Loan Document.

                  (l) Non-Consolidation Assumptions. If any of the assumptions contained in the Non-consolidation Opinion, or in any other "non-consolidation" opinion delivered to Lender in connection with the Loan, or in any other "non-consolidation" opinion delivered subsequent to the Loan, is or shall become untrue in any material respect. Any cure period or right to cure granted to Borrower in this Loan Agreement or the other Loan Documents shall not apply to this
         Section 7.1(l).

                  (m)      Intentionally deleted.

                  (n) Operating Lease. If Borrower, Operating Partnership or any Affiliate thereof fails to comply with, observe or perform any covenant or agreement made by Borrower, Operating Partnership or any Affiliate thereof under the Operating Lease, and such failure continues (i) beyond any applicable grace or cure period provided under the Operating Lease and (ii) for thirty (30) days following written notice thereof to the Borrower.

                  (o) Franchise Agreement. If any Franchise Agreement is amended, modified or terminated without Lender's prior written consent.

                  Section 7.2       Remedies.

                  Upon the occurrence of an Event of Default, the Lender may, at its option:

                  (a) Acceleration. Accelerate the entire unpaid principal balance of the Loan and all accrued interest thereon without advance notice to the Borrower, the same becoming immediately due and payable. In addition, upon acceleration, any and all other Obligations of the Borrower to the Lender shall be immediately due and payable.

                  (b) Replacement of Property Manager. Upon written notice to the Borrower, require the replacement of any property manager or managing agent for the Premises, if any, with a property manager or managing agent acceptable to the Lender.

                  (c) Other Remedies. Invoke any other remedies set forth herein or in any of the other Loan Documents, including without limitation, foreclosure of the Lien granted in the Security Instrument and enforcement of the assignment to the Lender of the Rents and Profits in accordance with the terms of the Security Instrument.


                                 ARTICLE VIII
                        CASUALTY LOSSES; EMINENT DOMAIN

                  Section 8.1       Repairs and Casualty Losses.

                  (a) Restoration of Premises. Except as otherwise provided in this Section 8.1, the Borrower shall, at its expense, promptly repair, restore, replace or rebuild any part of the Premises which is damaged or destroyed by any casualty or as the result of any taking under the power of eminent domain, provided the Lender has made available insurance proceeds or eminent domain proceeds or awards available to the Borrower for such repair, restoration, replacement or rebuilding. The Borrower shall (i) substitute a Substitute Property (pursuant to the terms of Section 2.6 hereof) for each damaged or destroyed Individual Property; or (ii) cause all repairs, rebuilding, replacements or restorations to be (in the reasonable opinion of the Lender) of substantially equivalent quality to the Premises as of the date hereof, ordinary wear and tear excepted.

                  (b) Proof of Loss; Claims Settlement. In the event of loss, the Borrower shall give prompt written notice thereof to the insurance carrier and the Lender, and the Lender may make proof of loss if not made promptly by the Borrower. During the existence of any Event of Default, the Lender is hereby authorized, in its reasonable discretion, to adjust, compromise and collect the proceeds of any insurance claims.

                  (c) Application of Insurance Proceeds. The Borrower hereby assigns the proceeds of any such insurance policies to the Lender and hereby directs and authorizes each insurance company to make payment for such loss directly to the Lender. The proceeds of any insurance or any part thereof shall be applied by the Lender in accordance with the provisions of Section 8.3 of this Loan Agreement.

                  Section 8.2       Eminent Domain.

                  (a) Participation in Proceedings. The Borrower shall promptly notify the Lender of any actual or threatened initiation of any eminent domain proceeding or other taking for public use as to the whole or any part of the Premises and/or any rights incident or appurtenant thereto and shall deliver to the Lender copies of any and all papers served or received in connection with such proceedings, and the Lender shall have the right, at its option, to participate in such proceedings at the expense of the Borrower (including, without limitation, the Lender's reasonable attorneys' fees) and the Borrower will execute such documents and take such other steps as required to permit such participation.

                  (b) Right to Settle Claims. During the existence of any Event of Default, the Lender is hereby authorized to adjust, compromise and collect the proceeds of any eminent domain or similar award or settle a claim for damages and to apply the same (or any part thereof) to the then outstanding balance of the Loan.

                  (c) Use of Proceeds. The Borrower assigns to the Lender any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises and any rights incident or appurtenant thereto. The proceeds of any such condemnation award or proceeds of any part thereof shall be applied by the Lender in accordance with the provisions of Section 8.3 of this Loan Agreement.

                  (d) Further Assignments; Acceleration. The Borrower agrees to execute such further assignments and agreements as may be reasonably required by the Lender to assure the effectiveness of this
         Section 8.2. In the event any governmental agency or authority shall require or commence any proceedings for the seizing or demolishing of any part of the Premises, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain (or other power) a material portion of the Premises and such portion of the Premises has not been substituted pursuant to the terms of Section 2.6 hereof, the Lender may, at its option, declare the Loan to be immediately due and payable in full and apply all or any portion of the eminent domain (or similar) awards or proceeds to the then outstanding balance of the Loan.

                  Section 8.3 Application of Insurance Proceeds and Condemnation Awards.

                  (a) Unless a Substitute Property has been substituted pursuant to the terms of Section 2.6 hereof for each Individual Property affected, all proceeds of insurance assigned to the Lender pursuant to Section 8.1 of this Loan Agreement, and all proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises or any rights incident or appurtenant thereto and that have been assigned to the Lender pursuant to Section 8.2 of this Loan Agreement shall be eligible to be applied by the Lender in its sole discretion to the repayment of the Loan; provided, however, that subject to the provisions of this Section 8.3, such proceeds shall be held in an Eligible Account and applied to the repair or restoration of the Premises if all of the following conditions are met:

                           (i) there exists no Default Condition or Event of Default;

                           (ii)     the Borrower presents sufficient evidence

                  to the Lender that (A) with respect to any casualty loss, there are sufficient funds from the insurance proceeds and from equity funds, if needed, to completely restore or repair the damaged Premises, or (B) with respect to any condemnation award, there are sufficient funds from the condemnation award or proceeds and from equity funds, if needed, to completely restore the Premises to an architectural whole and to pay Operating Expenses Premises or Operating Expenses Leases, as applicable, and (C) the insurance proceeds or condemnation award is less than twenty percent (20%) of the original Loan Amount;

                           (iii) the Operating Lessee agrees in a manner reasonably satisfactory to the Lender that it will continue or extend its interests and arrangements for the contract terms then in effect following the repair, restoration, replacement or rebuilding;

                           (iv) all parties having material operating, management and/or franchise interests in, and arrangements concerning, the Premises agree that they will continue their interests and arrangements for the contract terms then in effect following the repair, restoration, replacement or rebuilding;

                           (v) the Borrower presents sufficient evidence to the Lender that the Premises will be repaired or restored to an architectural whole prior to the expiration of the insurance coverage referenced in clause (iv) of the definition of Insurance set forth above and, in any event, two (2) years prior to the Maturity Date;

                           (vi) the Lender will not incur any liability to any other Person as a result of such use or release of proceeds; and

                           (vii) (a) as to any casualty loss, the insurance proceeds shall be held by the Lender and disbursed as repair, restoration, replacement or rebuilding progresses substantially in accordance with the procedures set forth in this Loan Agreement for disbursement from the Replacement Reserve Account; provided, however that insurance proceeds of $150,000 for any Individual Property or less will be disbursed directly to the Borrower for repair, restoration, replacement or rebuilding and (B) as to any condemnation award, the condemnation award or proceeds shall be held by the Lender and disbursed as repair, restoration, replacement or rebuilding progresses substantially in accordance with the procedures set forth in this Loan Agreement for disbursement from the Replacement Reserve Account.

                  (b) If the above-stated conditions are not satisfied within ninety (90) days of loss, then the Lender may, at its option, apply any proceeds in repayment of the amount then outstanding under the Note.

                  (c) Upon the completion of any repair, restoration, replacement or rebuilding any remaining proceeds shall be paid to the Lender in repayment of the amount then outstanding under the Note in accordance with the provisions of the Note.


                                  ARTICLE IX
                               GENERAL PROVISIONS

                  Section 9.1       Remedies Cumulative; Waivers.

                  All remedies of the Lender provided for herein and/or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law and/or in equity. The exercise of any right or remedy by the Lender hereunder shall not in any way constitute a cure or waiver of any Default Condition or Event of Default hereunder or under any other Loan Document, or invalidate any act done pursuant to any notice of the occurrence of any Default Condition or Event of Default, or prejudice the Lender in the exercise of any of its rights hereunder or under or any other Loan Document, unless, in the exercise of said rights, the Lender realizes all amounts owed to it under the Loan Documents. No waiver of any Default Condition or Event of Default hereunder shall be implied from any delay or omission by the Lender to take action on account of such Default Condition or Event of Default, and no express waiver shall affect any Default Condition or Event of Default other than the Default Condition or Event of Default specified in the waiver and it shall be operative only for the time and to the extent therein stated. Waivers of any covenants, terms or conditions contained herein must be in writing and shall not be construed as a waiver of any subsequent failure to observe or comply with the same covenant, term or condition. The consent or approval by the Lender to or of any act by the Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent or similar act.

                  Section 9.2       Benefit.

                  This Loan Agreement is made and entered into for the sole protection and benefit of the Lender and the Borrower, their successors and permitted assigns, and no other Person or Persons shall have any right to action hereon or rights to the Loan proceeds at any time, nor shall the Lender owe any duty whatsoever to any claimant for labor performed or material furnished in connection with the construction of the Improvements, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of the Lender hereunder or arising from any Default Condition or Event of Default by the Borrower.

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                  Section 9.3       Assignment and Assumption.

                  (a) The terms hereof shall be binding upon and inure to the benefit of the heirs, successors, assigns, and personal representatives of the parties hereto.

                  (b) Subject to the provisions of Sections 2.5, 2.6, 5.2 and 10.1(c) hereof, neither Borrower nor any other Person having beneficial or ownership interest in Borrower shall assign or permit any assumption of this Loan Agreement, any of the other Loan Documents, the Loan or any of its rights, interests, duties or obligations hereunder or thereunder or any Loan proceeds or other sums to be advanced hereunder in whole or in part without the prior written consent of the Lender. Lender shall consent, no more than once, to such assignment and/or assumption to a qualified borrower acceptable to Lender at its sole discretion upon the payment to the Lender of all reasonable and customary expenses incurred by the Lender in connection with any such assignment and/or assumption and of a processing fee in an amount equal to one percent (1%) of the outstanding principal amount of the Loan as of the date the Borrower requests the Lender to consent to such assignment or assumption. Any assignment or assumption (whether voluntary or by operation of law) without said consent shall be void. Without in any way limiting the foregoing, in no event shall the Lender consent to any assignment or assumption requested or occurring prior to the sale of the Loan by the Lender in the secondary market if the consideration paid or to be paid by the assignee or purchaser of the Premises in connection therewith, as determined by the Lender in its reasonable judgment, is less than the appraised value of the Premises used by the Lender in underwriting the Loan. The Borrower shall furnish the Lender at the Borrower's sole cost and expense such information as the Lender shall request in connection with any assignment or assumption, including without limitation: (i) an Appraisal or other evidence satisfactory to the Lender in its reasonable discretion of the value of the Premises as of the date of the assignment and/or assumption; (ii) confirmation from the Rating Agencies that the credit ratings of Securities immediately prior to assignment and/or assumption will not be qualified, downgraded or withdrawn as a result of such assignment and/or assumption, which affirmation may be granted or withheld in the Rating Agencies sole and absolute discretion; (iii) evidence that the assignee is a Special Purpose Entity satisfying Lender's and Rating Agency's then current applicable underwriting criteria and requirements; and (iv) delivery of a "non-consolidation" opinion in form and substance satisfactory to Lender that, in the event of a bankruptcy proceeding involving any Affiliate of Borrower, the assets of the Borrower, including the Premises, shall not be substantively consolidated with the assets of the Affiliate. Lender further reserves the right to condition the consent to any assignment or assumption upon (i) payment of all of Lender's reasonable expenses incurred in connection with such transfer; (ii) the confirmation in writing by the applicable Rating Agencies that the proposed transfer will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current respective ratings in effect immediately prior to such assignment or assumption for the Securities issued in connection with a securitization; (iii) the delivery of a non-consolidation opinion reflecting the proposed transfer satisfactory in form and substance satisfactory to Lender that, in the event of a bankruptcy proceeding involving any Affiliate of Borrower, the assets of the Borrower, including the Premises, shall not be substantively consolidated with the assets of the Affiliate to Lender in its sole discretion; and (iv) the delivery to Lender of such additional documents, certificates and legal opinions as it may reasonably request. In addition, the assignee or purchaser of the

         Premises shall be required to assume the Borrower's duties and obligations under this Loan Agreement and shall be required to execute and deliver to the Lender such documents, opinions, certificates and information as the Lender reasonably requires to effectuate such assumption of duties and obligations. No sale, assignment or assumption shall relieve the Borrower of its Obligations under this Loan Agreement or any of the other Loan Documents, unless the Borrower has obtained the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed.

                  (c) Lender shall have the right to sell, assign or otherwise transfer the Loan or any portion thereof or interest therein held by Lender without the consent of Borrower or Owner or the satisfaction of any other requirement with respect to Borrower or Owner. At the request of the holder of the Note and, to the extent not already required to be provided by Borrower or Owner under this agreement or the Security Instrument, Borrower and Owner shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies of the Note or participation therein or the first successful public or private securitization (such sale and/or securitization, the "Securitization") of rated single or multi-class Securities secured by or evidencing ownership interests in the Note and the Security Instrument, including, without limitation, to:

                           1. (i) provide such financial and other information with respect to the Premises, the Borrower and the Owner, (ii) provide budgets relating to the Premises and
                  (iii) to permit to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I reports and, if appropriate, Phase II reports), engineering reports and other due diligence investigations of the Premises, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be reasonably necessary or appropriate in connection with the Securitization (the "Provided Information"), together, if customary, with appropriate verification of and/or consents to the use of the Provided Information through letters of auditors or opinions of counsel of independent attorneys reasonably acceptable to the Lender and acceptable to the Rating Agencies; provided, however, that Phase II reports and other invasive testing may not be performed at the Premises until Borrower has received reasonably appropriate and evidence of insurance from any Person preparing such report or performing such testing;

                           2. cause counsel to render opinions as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Premises, the Borrower, the Owner and their Affiliates, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies;

                           3. make such representations and warranties as of the closing date of the Securitization with respect to the Premises, the Borrower, the Owner and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof to the extent such representations and warranties are true as of the closing date of the Securitization, including the representations and warranties made in the Loan Documents to the extent such representations and warranties are true as of the closing date of the Securitization; and

                           4. execute such agreements and amendments to the Loan Documents and organizational documents and enter into a lockbox or similar arrangement with respect to the rents from the Premises as may be reasonably requested by the holder of the Note or as may be requested by the Rating Agencies or as may be otherwise necessary to effect the Securitization; provided, however, that the Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic term of the Loan or materially increase Borrower's or Owner's obligations or liabilities under the Loan Documents.

                  All third party costs and expenses incurred by Lender in connection with the Securitization or other sale or transfer of the Loan and all reasonable third party costs and expenses incurred by Borrower or Owner in connection with the Securitization or other sale or transfer of the Loan shall be paid by Lender.

                  Section 9.4       Securitization Cooperation/Indemnification.

                  (a) Borrower understands that certain of the Provided Information and the books and records delivered to Lender pursuant to
         Section 5.1(n) hereof, (the "Required Records") may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, the Borrower will cooperate with the holder of the Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

                  (b) Borrower agrees to provide in connection with each of (i) a preliminary and a private placement memorandum or (ii) a preliminary and final prospectus, as applicable, an indemnification certificate (A) certifying that Borrower has carefully examined such memorandum or prospectus, as applicable but only as such memorandum or prospectus, relates to the Premises, the Borrower, the Borrower Principal or their Affiliates, including without limitation, the sections entitled "Special Considerations," "Description of the Security Instruments," "Description of the Loans and Properties," "The Manager," "The Borrower" and "Certain Legal Aspects of the Loan," and such sections (and any other sections reasonably requested) do not, and with respect to any portions of such sections prepared in reliance upon the reports of third parties, to Borrower's knowledge do not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender, subject to Section 9.5 (and for purposes of this Section 9.4, Lender hereunder shall include its officers, directors and employees), the Affiliate of such Lender entity (the "Lender Entity") that has filed the registration statement relating to the securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls the Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Lender Group"), and Lender Entity, each of its directors and each person who controls Lender Entity within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the Lender Group or the Underwriter Group may become subject insofar as the Liabilities arise out of any untrue statement or alleged untrue statement of any material fact contained in such sections (other than any such statement made in reliance upon the reports of third parties that do not, to Borrower's knowledge, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading) or arise out of the omission or alleged omission to state therein a material fact known to Borrower and required to be stated in such sections or necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading and
         (C) agreeing to reimburse Lender, the Lender Group and the Underwriter Group for any legal or other expenses reasonably incurred by Lender and Lender Group in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clauses (B) or (C) above only to the extent that any such loss claim, damage, liability or expense arises out of any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Lender by or on behalf of Borrower expressly for use in the Disclosure Document; and provided further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Borrower by Lender, any member of the Lender Group or any member of the Underwriter Group expressly for use in the Disclosure Document. The foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary private placement memorandum or preliminary prospectus shall not inure to the benefit of any member of the Underwriting Group (or any person controlling such member of the Underwriting Group) from whom the Person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if the Borrower shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Person was not sent or given a copy of the final private placement memorandum or final prospectus at or prior to the written confirmation of the sale of such Security to such Person and the loss, liability, claim, damage or expense resulted from an untrue statement contained in or omission from such preliminary private placement memorandum or preliminary prospectus that was corrected in the final private placement memorandum or final prospectus.

                  (c) In connection with filings under the Exchange Act, Borrower agrees to indemnify (i) Lender, the Lender Group and the Underwriter Group for Liabilities to which Lender, the Lender Group or the Underwriter Group may become subject insofar as the

         Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender, the Lender Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lender Group or the Underwriter Group in connection with defending or investigating the Liabilities provided, however, that Borrower will be liable in any such case under clauses (i) or (ii) above only to the extent that any such loss claim, damage, liability or expense arises out of any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Lender by or on behalf of Borrower expressly for use in the Disclosure Document; and provided further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Borrower by Lender, any member of the Lender Group or any member of the Underwriter Group expressly for use in the Disclosure Document.

                  (d) Lender Entity agrees to indemnify and hold harmless Borrower, each of its directors and each person who controls Borrower within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the "Borrower Group") against any and all losses, claims, damages or liabilities, joint or several, to which such group may become subject, under the Securities Act or otherwise, and will reimburse such group for any legal or other expenses reasonably incurred by such group in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Disclosure Document or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information that does not accurately reflect Provided Information.

                  (e) Promptly after receipt by an indemnified party under this Section 9.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9.4, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party, provided that no compromise or settlement shall be entered without the consent of such indemnified party, which consent shall not be unreasonably withheld. After notice from the indemnifying party to such indemnified party under the immediately preceding sentence of this
         Section 9.4 and except as otherwise explicitly provided herein, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party. In no event shall an indemnifying party be liable to an indemnified party under this
         Section 9.4 for any losses, claims, damages or liabilities to which such indemnified party may become subject to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of such indemnified party.

                  (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 9.4 is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 9.4, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further, that Borrower will be liable under this Section 9.4 only to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of any untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Lender by Borrower expressly for use in the Disclosure Document or any failure to state any material fact known to Borrower and required to be stated in such written information in order to make such written information in light of the circumstances under which they were made not misleading. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Lender Entity and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and
         (iii) any other equitable considerations appropriate in the circumstances. Lender Entity and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

                  (g) The liabilities and obligations of both Borrower and Lender under this Section 9.4 shall survive the termination of the Security Instrument and the satisfaction and discharge of the Indebtedness for such period of time under any applicable statute of limitations that (i) any third party may bring any claim against Lender or Borrower, or (ii) Lender or Borrower may bring may bring any claim against each other, whether based on indemnification for a third party claim or otherwise.

                  Section  9.5      Information.

                  The Borrower hereby gives permission to the Lender to release publicity articles concerning the existence, structure and the terms of the Loan and the Borrower and principals involved in the financing of the Premises. It is also expressly recognized and agreed that the Lender may share any information pertaining to the Loan Documents, the transactions contemplated thereby and the records maintained by the Lender in connection therewith with Bank of America Corporation or Bank of America, including its bank subsidiaries and Banc of America Securities LLC and any of the other Affiliates of the foregoing and any other Persons which require such information in connection with the sale of the Loan in the secondary mortgage market.

                  Section 9.6       Nonrecourse Loan; Exceptions.

                  The Note provides that the Loan is nonrecourse to the Borrower and each Borrower Principal, except for (a) the lien of the Security Instrument and the other Loan Documents and (b) the exceptions provided for in the Note.

                  Section 9.7       Amendments.

                  This Loan Agreement shall not be amended except by a written instrument signed by all parties hereto.

                  Section 9.8       Governing Law and Jurisdiction.

                  This Loan Agreement and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina except that the Security Instruments shall be governed by and construed and interpreted in accordance with the laws of the state in which the applicable Individual Property is located. The Borrower and all of its general partners/members and each Borrower Principal hereby submit to the jurisdiction of the state and federal courts located in the State of North Carolina and agree that the Lender may, at its option, enforce its rights under the Loan Documents in such courts.

                  Section 9.9       Savings Clause.

                  Invalidation of any one or more of the provisions of this Loan Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

                  Section 9.10      Execution in Counterparts.

                  This Loan Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                  Section 9.11      Notices.

                  All notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set forth in Exhibit C hereto, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective party at the address set forth in Exhibit C hereto, or at such other address as such party may specify by written notice to the other party hereto. No notice of change of address shall be effective except upon actual receipt. This Section 9.10 shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason. In addition to the foregoing, the Lender and Borrower may, from time to time, specify to the other party additional notice parties by providing to the other party written notice of the name, address, telephone number and telecopy number of any such additional notice party. Each such additional notice party shall be entitled to receive and/or give any notice required or permitted to be given under this Loan Agreement or any other Loan Document.

                  Section 9.12      Right of Set-Off.

                  In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of and during the continuance of any Event of Default, the Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held by or owing to the Lender (including, without limitation branches, agencies or Affiliates of the Lender wherever located) to or for the credit or the account of the Borrower against the obligations and liabilities of the Borrower to the Lender hereunder, under the Note or otherwise, irrespective of whether the Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of the Lender subsequent thereto. The Lender agrees to notify the Borrower subsequent to any such set-off or application.

                  Section 9.13      Written Agreement.

                  (a) THE RIGHTS AND OBLIGATIONS OF THE BORROWER, EACH BORROWER PRINCIPAL AND THE LENDER, AS APPROPRIATE, SHALL BE DETERMINED SOLELY FROM THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR OR CONTEMPORANEOUS ORAL OR WRITTEN AGREEMENTS BETWEEN THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (b) THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE, CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS.

                  (c) THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Section  9.14     Waiver of Jury Trial.


                  THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LOAN AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL, AND THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS LOAN AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LOAN AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                  Section 9.15 Cross Default, Cross-Collateralization, Waiver of Marshalling of Assets.

                  (a) Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Individual Properties and in reliance upon the aggregate of the Individual Properties taken together being of greater value as collateral security than the sum of the Individual Properties taken separately. Borrower agrees that the Security Instruments are and will be cross-collateralized and cross-defaulted with each other so that
         (i) an Event of Default under any of the Security Instrument shall constitute an Event of Default under each of the other Security Instrument which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Security Instrument; and (iii) each Security Instrument shall constitute security for the Note as if a single blanket lien were placed on all of the Individual Properties as security for the Note.

                  (b) In addition to the Loan, the Security Instrument shall also secure the following described additional loan (the "Additional Loan"), including without limitation, the indebtedness evidenced by such Promissory Notes (the "Additional Note") described below, and the payment and performance of all other indebtedness and obligations (including any additional advances) under the Additional Note and all agreements, instruments and other documents evidencing, securing or relating to the Additional Loan (each an "Additional Loan Document" and, collectively, the "Additional Loan Documents"), including without limitation, the loan agreement relating to the Additional Loan (the "Additional Loan Agreement", together with any and all amendments, renewals, replacements, extensions or other modifications to any of the foregoing:

                  Loan in the principal amount of $26,716,000 evidenced by a Promissory Note executed by RFS SPE 2000 LLC and payable to the Lender dated of even date herewith, in such principal amount, secured by the following properties: Residence Inn, Jacksonville, Florida; Residence Inn, Torrance, California; Hampton Inn, Houston, Texas; and Hampton Inn, Jacksonville, Florida.

                  The holder of any such Additional Note shall be entitled to the benefits of the Security Instrument to the same extent as the holder of the Note. Accordingly, all references in the Security Instrument to the Loan, the Note, the Loan Agreement or the Loan Documents shall be construed to include, respectively, the Additional Loan, the Additional Note, the Additional Loan Agreement and the Additional Loan Documents.

                  Notwithstanding anything to the contrary in the Loan Documents, the fact that the Security Instrument shall also secure the Additional Loan and the fact that the Borrower will enter into the Contribution Agreement shall not result in a default under any of the Loan Documents.

                  (c) Any default or event of default under any Additional Loan Documents shall constitute an Event of Default under this Loan Agreement, the Security Instrument and the other Loan Documents, including without limitation, the Note. Any Event of Default hereunder or under any of the other Loan Documents shall constitute a default or event of default under the Additional Loan Documents, including without limitation, the Additional Note.

                  (d) The Lender may, from time to time, at its election, release the Loan and/or the Additional Loan from the cross-collateralization and cross-default provisions set forth above. In the event the Loan is paid in full or the Loan is assumed in accordance with the provisions of this Agreement, the Lender may, in its sole and absolute discretion, at the request of the Borrower or any such assuming party, release the cross-collateralization and cross-default provisions set forth above, upon (i) Lender's approval, in its sole and absolute discretion, of the new Special Purpose Entity borrower, (ii) the affirmation of the Rating Agencies that such release will not result in a downgrade, qualification, or withdrawal in the ratings for any Securities, (iii) Borrower's providing of additional collateral in the form of Permitted Investments in an amount equal to twenty-five percent (25%) of the Allocated Loan Amount being released, (iv) the Debt Service Coverage Ratio Leases and Debt Service Coverage Ratio Premises on the remaining Individual Properties remaining equal to the greater of (A) such ratios at the Closing Date or (B) such ratios immediately prior to such release, and (iv) payment to the Lender of an amount equal to twenty-five percent (25%) of the outstanding principal balance of the Loan immediately preceding such payment of the Loan in full or on the date of such assumption (to be applied on a pro-rata basis against the Additional Loan in such manner as the Lender may elect in its sole and absolute discretion) and satisfaction of all other requirements of the Lender for such release. Any release of such cross-collateralization and cross-default provisions may be made by instruments executed solely by the Lender, without any need for joinder by the Borrower or any other Person. Upon the execution of any such release by the Lender, all other Loan Documents and Additional Loan Documents shall be deemed amended thereby so as to conform to such release. In no event shall any such release of the cross-collateralization and cross-default provisions be deemed or construed so as to release, satisfy or otherwise amend the Note, the Security Instrument or any of the other Loan Documents.

                  (e) To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Individual Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Security Instrument, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Individual Properties for the collection of the Loan without any prior or different resort for collection or of the right of Lender to the payment of the Loan out of the net proceeds of the Individual Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Security Instrument, any equitable right otherwise available to Borrower which would require the separate sale of the Individual Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Individual Properties before proceeding against any other Individual Property or combination of Individual Properties; and further in the event of such foreclosure Borrower does hereby expressly consents to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Individual Properties.

                  Section 9.16      Servicer.

                  At the option of Lender, the Loan may be serviced by a servicer (the "Servicer") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "Servicing Agreement") between Lender and Servicer. Until Lender may elect otherwise, the Servicer shall be Bank of America.

                                   ARTICLE X
                              SPECIAL PROVISIONS

                  Section 10.1      Termination of Manager.

                  (a) To the extent Borrower enters into any Management Agreement, such Management Agreement shall include provisions that if any of the following conditions occur during the term of the Loan: (a) at any time, the Debt Service Coverage Ratio Premises for the immediately preceding twelve (12) month period is less than 1.3x or
         (b) the amounts evidenced by the Note have been accelerated; or (c) the Manager shall become insolvent, the Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates. Notwithstanding the foregoing, if the reason for termination of the Manager is subsection (a) above, the Borrower may elect from time to time to provide additional collateral for a portion of the Loan such that, if the outstanding principal balance of the Loan were equal to such principal balance less the lower of (as determined by Lender) the face amount or fair market value of the additional collateral, the Debt Service Coverage Ratio Premises (after adjusting the Debt Service accordingly to reflect same) would equal or exceed 1.3x, in which case no termination would be effective. Any such additional collateral would not be released until Borrower has demonstrated a Debt Service Coverage Ratio Premises in excess of 1.3x without taking into account the additional collateral. All additional collateral must be U.S. Obligations and must be accompanied by such additional security agreements, financing statements and other documents or instruments, including opinions of Borrower's counsel, which in the reasonable opinion of Lender and its counsel would be necessary or advisable to create in Lender a first perfected security interest in the additional collateral. In addition and as a condition to the posting of such additional collateral, Lender shall have received written affirmation from the Rating Agencies that the credit ratings of the Securities immediately prior to such posting will not be qualified, downgraded or withdrawn as a result of such posting, which affirmation may be granted or withheld in the Rating Agencies' sole and absolute discretion.

                  (b) If at any time during the term of the Loan, any Manager under any Management Agreement is an Affiliate of Borrower, Borrower shall have delivered a Non-Consolidation opinion, as acceptable to Lender in its sole discretion with respect to Manager and its equity owners.

                  Section 10.2      Substitution of Operating Lessee.

                  Notwithstanding anything to the contrary contained herein, Lender may consent to the termination of the Operating Lease and substitution of a new operating lease or if applicable a management agreement entered into pursuant to the formation of the taxable REIT subsidiary (the "New Operating Lease") in its sole discretion. Such consent shall not be required, provided that Lender has received payment in full of any and all actual expenses incurred in connection therewith and the following conditions have been satisfied as of the consummation of the transaction:

                  (i)      the operating lessee under the New Operating Lease
         (x) is a Qualified Operating Lessee; or (y) is a public company whose shares were initially distributed to the shareholders and unitholders of the REIT and Operating Partnership at the time the new Operating lease is executed;

                  (ii) the terms of the New Operating Lease, including without limitation, economic provisions, are substantially similar or more preferential to Lender than the Operating Lease;

                  (iii) the New Operating Lease contains a provision that if, at any time, the Debt Service Coverage Ratio Leases for the immediately preceding twelve (12) month period is less than 1.30x, the Borrower shall, at the request of Lender, terminate the New Operating Lease and replace the Operating Lessee or if applicable the New Manager with a new operating lessee or a new manager approved by Lender, on terms and conditions satisfactory to Lender;

                  (iv) Lender has received no less than forty-five (45) days' prior written notice of such transfer;

                  (v)      if Qualified Operating Lessee is an Affiliate of
         Borrower: (x) Qualified Operating Lessee has fully subordinated all of its rights under the New Operating Lease to the Lien of the Security Instrument including but not limited to all provisions regarding insurance, condemnation and any purchase option exercisable by Qualified Operating Lessee; and (y) Borrower shall have delivered a Non-Consolidation Opinion, as acceptable to Lender in its sole discretion with respect to Qualified Operating Lessee and its equity owners;

                  (vi) Lender shall have confirmations from any franchisors under any Franchise Agreements that such Franchise Agreements shall remain in full force and effect after the consummation of such New Operating Lease; and

                  (vii) Lender shall have confirmations in writing from any applicable Rating Agencies to the effect that such new Operating Lease will not result in a re-qualification, reduction or withdrawal of any rating then assigned to any securities in a securitization.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Borrower, each Borrower Principal and the Lender have executed this Loan Agreement under Seal as of the above-written date.


                                          BORROWER:

                                          RFS SPE2 2000 LLC, a Virginia limited
                                          liability company

                                          By: RFS MM2 2000 CORPORATION,
                                              a Virginia corporation,
                                              its managing member

                                          By:                             (SEAL)
                                              ----------------------------
                                              Name: Kevin Luebbers
                                              Title: Secretary


                                          BORROWER PRINCIPALS:

                                          RFS HOTEL INVESTORS, INC.,
                                          a Tennessee corporation

                                          By:                             (SEAL)
                                              ----------------------------
                                              Name: Kevin Luebbers
                                              Title: Executive Vice President


                                          LENDER:


                                          BANK OF AMERICA, N.A., a national
                                          banking association



                                          By:                             (SEAL)
                                              ----------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------

                                   SCHEDULE 1

                             Allocated Loan Amount


        Residence Inn, Atlanta, Georgia                  $ 4,189,000.00
        Holiday Inn Express, Downers Grove, Illinois     $ 4,938,000.00
        Holiday Inn, Flint,  Michigan                    $ 9,999,000.00
        Sheraton, Clayton, Missouri                      $ 6,358,000.00

                                   SCHEDULE 2

                              Franchise Agreements

Residence Inn, Atlanta, Georgia- By and Between Marriott International, Inc. as Franchisor and RFS, Inc. as Franchisee, dated October 2, 1995.

Holiday Inn, Downers Grove, Illinois - By and Between Holiday Inns Franchising, Inc., as Licensor and RFS, Inc. as Licensee, dated February 27, 1996.

Holiday Inn, Flint, Michigan- By and Between Holiday Inns Franchising, Inc., as Licensor and RFS, Inc. as Licensee, dated February 27, 1996.

Sheraton, Clayton, Missouri- By and Between ITT Sheraton, as Licensor and RFS, Inc. as Licensee, dated June 18, 1999.

                                   SCHEDULE 3

                                Operating Leases


Residence Inn, Atlanta, Georgia, Holiday Inn Express, Downers Grove, Illinois, Holiday Inn, Flint, Michigan and Sheraton, Clayton, Missouri - By and between RFS, Inc. and RFS Partnership, L.P. as amended and consolidated on November 21, 1996.

                                                                      EXHIBIT A
                                                                      ---------

                                EQUITY INTERESTS

Borrower:
--------

RFS MM2 2000 Corporation                                                  1%

RFS Hotel Investors, Inc.                                                99%





Each Borrower Principal which is not an Individual:
---------------------------------------------------


N/A

                                                                      EXHIBIT B
                                                                      ---------


           IMMEDIATE REPAIRS, REPLACEMENTS, INITIAL RESERVE DEPOSITS
                          AND MONTHLY RESERVE DEPOSITS


                                                                     IMMEDIATE
        IMMEDIATE REPAIRS DETAIL                                  REPAIRS ESCROW

        Clayton, MO

                 HVAC Units                                         $116,000.00

                 Food Service equipment                             $ 18,800.00

                 Swimming pool                                      $  4,900.00

                 Hallways:  carpet and wallcover                    $ 71,000.00

                 Other/Miscellaneous                                $  3,900.00
                 -------------------                                -----------

                 TOTAL:                                             $214,600.00



Replacements                                                      Estimated Cost
------------                                                      --------------

         All items required to be capitalized under GAAP, including, but not limited to, all furniture, furnishings, fixtures, hotel equipment, hotel systems, wall coverings, floor coverings and soft goods of Borrower.



Initial Reserve Deposits
------------------------

         Initial Reserve Deposit to the Repair Escrow Account (125% of the
         aggregate estimated cost of Immediate Repairs, as calculated above):   $268,250.00

         Initial Reserve Deposit to the Replacement Reserve Account:            $0.00

         Initial Reserve Deposit to the Tax and Insurance Reserve Account:      $509,136.74

         Initial Reserve Deposit to the Debt Service Reserve Account:           $0.00

         Initial Deposit to the COR Account:                                    $0.00

Monthly Reserve Deposits
------------------------

         In the first year of the Loan, Monthly Reserve Deposits to the Replacement Reserve Account shall be in an amount equal to $89,890.92. Beginning at the end of the first year of the Loan Term, Borrower shall make monthly deposits in an amount equal to the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or (ii) $92,138.17 per month, the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or (ii) $94,441.67 per month beginning at the end of the second year of the Loan Term, the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or
         (ii) $96,802.67 per month beginning at the end of the third year of the Loan Term, the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or (ii) $99,222.75 per month beginning at the end of the fourth year of the Loan Term, the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or (ii) $101,703.33 per month beginning at the end of the fifth year of the Loan Term, the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or (ii) $104,245.91 per month beginning at the end of the sixth year of the Loan Term, the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or (ii) $106,852.08 per month beginning at the end of the seventh year of the Loan Term, the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or
         (ii) $109,523.33 per month beginning at the end of the eighth year of the Loan Term, and the greater of (i) 5% of Operating Income based on the Operating Statements provided by the Borrower, or (ii) $112,261.41 per month beginning at the end of the ninth year of the Loan Term (the "Monthly Deposit to the Replacement Reserve Account"). The Lender may, in its reasonable discretion, adjust such monthly amount from time to time to an amount sufficient, in the Lender's reasonable judgment, to maintain adequate balances necessary for repair and/or replacement costs as they may arise. Notwithstanding the foregoing, in the event the Lender shall at any time increase the Monthly Deposit to the Replacement Reserve Account over the monthly amount then required, the Borrower may, at its election, request that the Lender obtain, at the sole cost, fee and expense of the Borrower, an engineer's report from an engineer to be selected by the Lender in its reasonable discretion, in which case the Monthly Deposit to the Replacement Reserve Account shall be adjusted by the Lender based on such engineer's report, provided that in no event shall the Monthly Deposit to the Replacement Reserve Account be decreased below the amount then required.

         Monthly Reserve Deposits to the Tax and Insurance Reserve Account shall be in an amount equal to (a) the sum of (i) the aggregate anticipated annual premiums for all insurance policies required to be maintained pursuant to this Loan Agreement due in the coming year,
         (ii) the sum of the anticipated annual real property taxes, personal property taxes, intangibles taxes and assessment for the Premises due in the coming year, (iii) the sum of anticipated annual water and sewer assessments and frontage charges for the Premises due in the coming year, and (iv) the sum of all other anticipated assessments and charges against the Premises due in the coming year, divided by (b) twelve (12).

                                                                      EXHIBIT C
                                                                      ---------

                              ADDRESSES FOR NOTICE

         if to the Borrower:                RFS SPE2 2000 LLC
                                            c/o RFS Hotel Investors Inc.
                                            850 Ridge Lake Blvd, Suite 220
                                            Memphis, Tennessee  38120
                                            Attn:    Kevin Luebbers
                                            Telephone: (901) 767-7005
                                            Telecopy: (901) 819-5260

         with a copy to:                    Hunton & Williams
                                            1900 K Street, N.W., Suite 1200
                                            Washington, DC  20006
                                            Attn:  Thomas F. Kaufman, Esq.
                                            Telephone:  (202) 955-1604
                                            Telecopy:  (202) 778-2201

         if to the Lender:                  Bank of America, N.A.
                                            c/o Capital Markets Servicing Group
                                            333 South Beaudry, 26th Floor
                                            CA9-703-26-10
                                            Los Angeles, CA 90017
                                            Telephone: (800) 462-0505
                                            Telecopy:   (213) 345-6587

         with a copy to:                    Cadwalader, Wickersham & Taft
                                            227 West Trade Street, Suite 2400
                                            Charlotte, North Carolina  28202
                                            Attn:  James P. Carroll, Esq.
                                            Telephone:  (704) 348-5100
                                            Telecopy:  (704) 348-5200

                                                                      EXHIBIT D
                                                                      ---------

                                 PROGRAM RIDER

                                    (Hotel)

         1. Definitions. The capitalized terms used in this Program Rider and not defined below shall have the meanings set forth in the Loan Agreement.

                  Operating Expense. Shall mean any operating expense relating to the Premises, whether it be an Operating Expense Premises or an Operating Expense Leases.

                  Operating Income. Shall mean any operating income relating to the Premises, whether it be from Operating Income Premises or Operating Income Leases.

         2. Conditions Precedent. The obligation of the Lender to make the Loan provided for in this Loan Agreement is subject to the satisfaction, by proper evidence, execution and/or delivery to the Lender of each of the following items, each in form and substance satisfactory to the Lender and the Lender's counsel:

                  (a) Leases. Copies (including a Certification) of all leases, assignments of lease, subleases and any lease amendments and other agreements (hereinafter "Leases") affecting any part of the Premises. The leases shall be subordinate to the Security Instrument.

                  (b) Tenant Estoppel Certificates. Current Tenant Estoppel Certificates from all tenants and other users (hereinafter "Tenants") of any portion of the Premises.

                  (c) Subordination Agreements. Subordination Agreements with any Lessee.

                  (d) Nondisturbance Agreement. Nondisturbance Agreement with Operating Lessee.

                  (e)      Franchise Agreement. A copy of the Franchise
         Agreement.

                  (f) Comfort Letter from Franchisor. A comfort letter or other agreement from the franchisor under the Franchise Agreement, which letter shall, at the election of the Lender, (i) be addressed to the Lender, (ii) verify that the Franchise Agreement is in full force and effect, (iii) verify that there are no defaults, breaches or violations under the Franchise Agreement and that no conditions exist which with the passage of time or the giving of notice or both could constitute a default, breach or violation thereunder, (iv) provide that notice of any default, breach or violation under the Franchise Agreement and right to cure same be given to the Lender, (v) provide that the Lender shall have the right to assign the letter or other agreement, (vi) permit the Lender to preserve the Franchise Agreement and operate the franchise in accordance with the terms thereof in the event the Borrower suffers a Bankruptcy Event or in the event the Lender or any Affiliate of the Lender acquires the Premises at any foreclosure sale or by deed in lieu of foreclosure, which right to preserve and operate shall continue until dismissal of such Bankruptcy Event or any subsequent sale of the Premises to a party which is not the Lender or any Affiliate of the Lender, as applicable, and (vii) consent to the Loan and the assignment of and grant of a security interest in the Franchise Agreement in favor of the Lender as security for the Loan and the obligations evidenced and secured by the Loan Documents.

                  (g) Franchise Inspection Reports. Copies of such franchise inspection reports relating to the Premises as the Lender may request.

                  (h) Licenses. Copies (including a Certification) of all material licenses, permits, certificates and/or privileges necessary or desirable for the ownership or operation of the Premises as currently constructed and operated.

         3. Representations and Warranties of the Borrower. To induce the Lender to enter into this Loan Agreement and to make the Loan, the Borrower hereby represents and warrants to the Lender on the Closing Date as follows:

                  (a) Franchise Agreement. The Franchise Agreement is in full force and effect and has not been terminated, rescinded, withdrawn or cancelled, or (except as disclosed in writing by the Borrower prior to the Closing Date) altered, amended or modified. To the best of Borrower's knowledge, there is no default under or breach or violation of the terms of the Franchise Agreement by any party thereto.

                  (b) The Premises. All guest rooms, facilities and amenities relating to the operation of the hotel as presently constructed and operated are located on the Premises.

                  (c) Licenses. To the best of Borrower's knowledge, all licenses, permits, certificates and/or privileges necessary or desirable for the ownership or operation of the Premises as presently constructed and operated have been obtained and are in good standing.

                  (d) Operating Lease. The Operating Lease is in full force and effect and has not been terminated, rescinded, withdrawn or canceled, or (except as disclosed in writing by the Borrower prior to the Closing Date) altered, amended or modified. There is no default under or between or violation of the terms of the Operating Lease by any party thereto.

         4. Affirmative Covenants of the Borrower. During any period in which the Loan is outstanding, the Borrower agrees that it will:

                  (a) Franchise Inspection Reports. Furnish the Lender with a copy of each franchise inspection report relating to the Premises within fifteen (15) days after the Borrower's receipt thereof.

                  (b) Lessee Information. Submit to the Lender when requested by the Lender, all information on all tenant leases otherwise required to be included in a Rent Roll, which information shall include a Certification thereof.

                  (c) Rent Rolls. Furnish, or cause to be furnished, Rent Rolls to the Lender when requested by the Lender.

                  (d) Tenant Estoppel Certificates. Furnish to the Lender when requested by the Lender, Tenant Estoppel Certificates from such tenants of any portion of the Premises as the Lender may require.

                  (e) Subordination Agreements. Furnish to the Lender when requested by the Lender, Subordination Agreements with such tenants of any portion of the Premises as the Lender may require.

                  (f) Licenses. Maintain in full force and effect all material licenses, permits, certificates and/or privileges necessary or desirable for the ownership or operation of the Premises as currently or hereafter constructed and operated.

         5. Negative Covenants of the Borrower. During any period in which the Loan is outstanding, the Borrower agrees that it will not:

                  (a) Franchise Agreement and Other Agreements, Licenses and Permits. Consent to any default under or a breach, withdrawal, cancellation, revocation, rescission, termination, alteration, amendment, extension or modification of the Franchise Agreement, or any lease, including without limitation property specific leases, rental agreement, sales contract, management contract, construction contract, technical service agreement or other contract or agreement, or any license, permit, certificate or privilege affecting the ownership or operation of the Premises.

                  (b) Leases. The Borrower shall not enter into, default under, breach, withdraw, cancel, rescind, terminate, alter or modify any lease of, or other agreement regarding, any portion of the Premises without the Lender's prior written approval, unless such lease or other agreement (i) is on a form previously approved by the Lender, (ii) provides for terms in conformity with local conditions,
         (iii) together with the tenant's proposed use of the space leased, conforms with applicable laws and all recorded restrictive covenants affecting the Premises, if any, and with the covenants and agreements set forth in the Loan Documents, including but not limited to those relating to Hazardous Materials and specifically references such covenants relating to Hazardous Materials, and (iv) does not provide for any purchase option, right of first offer or refusal or similar right relating to all or any portion of the Premises.

         6. Adjustments to Monthly Reserve Deposit to the Replacement Reserve Account. The Monthly Reserve Deposit to the Replacement Reserve Account shall be adjusted pursuant to the provisions of Exhibit B hereof.

         7. Debt Service Reserve. Borrower shall establish on the date hereof a debt service reserve account (the "Debt Service Reserve Account") which shall be under the sole dominion and control of Lender. On a quarterly basis, based on trailing twelve (12) months certified operating statements, Lender will determine the aggregate Debt Service Coverage Ratio Premises for the Premises (the "Aggregate DSCR"). In the event the Aggregate DCSR is below 1.70x, funds sufficient to pay three (3) months debt service for the Loan shall be deposited directly into the Debt Service Reserve Account. The Debt Service Reserve shall be interest bearing for the benefit of the Borrower and will remain in place for the remainder of the Loan. If at any time after the Debt Service Reserve Account is established, the balance of such account is less than an amount sufficient to pay three (3) months debt service, Borrower shall, within ten (10) days, replenish the Debt Service Reserve Account with additional funds necessary to maintain such amount.

         8. Event of Default. In addition to any Events of Default set forth in the Loan Agreement or any of the other Loan Documents, any default under, breach of or failure by the Borrower to perform its obligations under the Franchise Agreement or any withdrawal, cancellation, revocation, rescission, termination, alteration, amendment or modification of the Franchise Agreement (except as set forth on Schedule 4 hereto or to the extent consented to in writing by the Lender) shall be an Event of Default under the Loan Agreement and the other Loan Documents.

                                                                      EXHIBIT E
                                                                      ---------


         Form of Nondisturbance, Subordination and Attornment Agreement for Operating Leases

This instrument was prepared                  Cadwalader, Wickersham & Taft
by and after recording return to:             227 West Trade Street, Suite 2400
                                              Charlotte, North Carolina 28202
                                              Attention: James P. Carroll, Esq.


            NON-DISTURBANCE, SUBORDINATION AND ATTORNMENT AGREEMENT

                  THIS AGREEMENT, made as of this ____ day of ______________, 2000 between ___________________________, and _________________________, each a
________________________, (collectively, the "Borrower"), RFS, Inc., a
Tennessee corporation (the "Lessee") and BANK OF AMERICA, N.A., a national banking association (the "Lender").


                                    RECITALS

                  1. The Lender has extended [two loans] to the Borrower in the aggregate amount of up to $___________________ (collectively, the "Loan") pursuant to certain loan agreements dated the date hereof between the Borrower and the Lender (collectively, the "Loan Agreement") and evidenced by promissory notes executed by the Borrower and payable to the Lender (such notes, together with any extensions, renewals, and amendments thereto, and hereinafter referred to as the "Note") and secured by deeds of trust, and mortgages, (individually, a "Security Instrument" collectively, the "Security Instruments") on certain parcels of land and improvements thereon (individually, a "Property", collectively, the "Properties") owned by Borrower as set forth in Schedule 1 attached hereto and incorporated herein by reference. The Note, the Loan Agreement, the Security Instruments and any and all other loan documents now or hereafter either securing or evidencing the Loan evidenced by the Loan Agreement and the Note and all modifications, extensions, consolidations, replacements and renewals of such loan documents are referred to collectively as the "Loan Documents."

                  2. The Lessee is the tenant under the lease agreements for the Properties between [RFS Partnership, L.P., a Tennessee limited partnership, ("RFS, L.P.")], and the Lessee, being more particularly described in Schedule 2 attached hereto and incorporated herein by reference (hereinafter, together with any amendments or modifications consented to by the Lender, are referred to as the "Leases"). The Leases have been amended by an Amendment to Third Consolidated Lease Amendment and Lease Agreements dated as of the date hereof (the "Amendment"), whereby RFS, L.P. and Lessee have set forth their agreements regarding certain matters that have been addressed in this Agreement. The interests of RFS, L.P. under the Leases, as amended, have been assigned to Borrower pursuant to two Assignment of Leases Agreements, each dated as of the date hereof (collectively the "Assignment of Leases") and the Properties subject to the Leases have been conveyed to Borrower.

                  3. In connection with the credit being extended pursuant to the terms of the Loan Agreement, the Lender has requested the Lessee and the Borrower to execute this Agreement, and in order to induce the Lender to make the Loan, the Lessee and the Borrower have agreed to the terms set out herein.


                                   AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  FIRST: Each Lease shall be subject and subordinate to the Security Instruments and to all renewals, modifications or extensions thereof.

                  SECOND: With respect to each Lease, so long as Lessee is not in default (beyond any period in such Lease given Lessee to cure such default) in the payment of rent (specifically including but not limited to percentage rent and base rent of every kind and character) or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed, and except as expressly set forth herein, Lessee's possession of the premises described in the Lease and Lessee's rights and privileges under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, shall not be disturbed, diminished or interfered with by any suit, action or proceeding upon any Security Instrument or the obligations secured thereby, or the foreclosure of the Security Instruments or the enforcement of any rights thereunder or under any other Loan Document or otherwise by Lender.

                  THIRD: If the interests of Borrower shall be transferred to and owned by Lender by reason of foreclosure, deed in lieu of foreclosure, or other proceedings brought by it or by any other manner, and Lender succeeds to the interest of the Borrower under any Lease, Lessee shall be bound to Lender under all of the terms, covenants and conditions of such Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option thereof in such Lease, with the same force and effect as if Lender were the lessor under the Lease, and Lessee does hereby attorn to Lender as its lessor, said attornment to be effective and self-operative without the execution of any further instruments on the part of either of the parties hereto immediately upon Lender succeeding to the interest of the lessor under such Lease. The respective rights and obligations of Lessee and Lender upon said attornment, to the extent of the then remaining balance of the term of such Lease and any such extensions and renewals, shall be and are the same as now set forth therein, subject to the terms and provisions of this Agreement; it being the intention of the parties hereto for this purpose to incorporate the Leases in this Agreement by reference with the same force and effect as if set forth at length herein, subject to the terms and provisions of this Agreement.

                  FOURTH: Lessee certifies that: (a) each Lease is presently in full force and effect; (b) no rent under any Lease has been paid more than thirty (30) days in advance of its due date, other than any overpayments of percentage rent that may be adjusted as provided in such Lease; (c) Lessee has not filed any claim of offset and, to the best knowledge of Lessee, Lessee, as of this date, has no charge, lien or claim of offset under any Lease, or otherwise, against the rents or other amounts due or to become due thereunder;
(d) the Lessee is owner of the "Tenant's" or "Lessee's" interest in the Lease and has not transferred or assigned any Lease or sublet the premises demised thereby; and (e) to the best knowledge of the Lessee, neither the Lessee nor the Lessor is in any way in default under any Lease and Lessee, to the best of its knowledge, knows of no event which but for the passage of time or the giving of notice or both would constitute an event of default or breach by Lessee or Borrower under any Lease. Lessee shall up to twice a calendar year (and at such additional times as Lender shall reasonably request), within ten
(10) days after request by Lender, execute, acknowledge and deliver a statement by Lessee certifying the items listed in subsections (a)-(e) above with such exceptions as shall be necessary to cause such statement to be factually correct.

                  FIFTH: If Lender shall succeed to the interest of Borrower under any Lease, Lender shall be bound to Lessee under all terms, covenants and conditions of such Lease, and Lessee shall, from and after Lender's succession to the interest of Borrower under such Lease, have the same remedies against Lender for the breach of an agreement contained in the Lease that Lessee might have had under such Lease against Borrower if Lender had not succeeded to the interest of Borrower; provided further, however, that Lender shall not be:

                  (a) liable for any act or omission of any prior landlord (including the Borrower) except that Lender shall be liable for such act or omission only from and after the date on which Lender so succeeds to the interest of Borrower under such Lease if such act or omission constitutes a default of Borrower under such Lease and continues to exist after such date; or

                  (b) subject to any offsets or defenses which the Lessee might have against any prior landlord (including the Borrower) except for offsets expressly provided for in such Lease arising from Lessor defaults under such Lease with respect to which Lessee has notified Lender pursuant to clause SEVENTH hereof (such notice to set forth a quantification of the potential offset amount to the extent possible); or

                  (c) liable for the return of any security deposits not delivered to Lender; or

                  (d) bound by any rent or additional rent which Lessee might have paid for more than thirty (30) days in advance of its due date to any prior landlord (including Borrower), other than any overpayments of percentage rent that may be adjusted as provided in the Lease; or

                  (e) bound by any amendment or modification of the Lease including, but not limited to, any reduction in rent, made without Lender's consent; or

                  (f) obligated to construct or finish the construction or to renovate or finish the renovation of the premises described in any Lease, except as required under such Lease.

                  SIXTH: Each Lease now is, and shall at all times continue to be, subject and subordinate in each and every respect, to the Security Instruments and to any and all renewals, modifications and extensions thereof, but any and all such renewals, modifications and extensions shall nevertheless be subject to and entitled to the benefits of the terms of this

Agreement. Lessee acknowledges and agrees that in the event of any conflict between the provisions of any Lease and the provisions of this Agreement, this Agreement shall control.

                  SEVENTH: Lessee will notify Lender or its successors or assigns, by reputable overnight courier delivery, of any default of Borrower which would entitle Lessee to cancel any Lease or abate the rent payable thereunder, and agrees that notwithstanding any provision of such Lease, no notice of cancellation thereof, nor any abatement shall be effective unless Lender has received the notice aforesaid and has failed within thirty (30) days of the date thereof to cure such default or, if the default cannot be cured within thirty (30) days, has failed to commence and to diligently prosecute the cure of Borrower's default which gave rise to such right of cancellation or abatement. The address of the Lender for notice is Bank of America, N.A., CMLS #1777, P.O. Box 3609, Los Angeles, California 90051, Attn: Servicing Manager. Lender will notify Lessee or its successors or assigns in writing of any default of Borrower under the Loan Documents that would entitle Lender to enforce its rights or remedies thereunder, and agrees that it will not enforce its rights or remedies thereunder unless Lessee has received a written notice for a time period equivalent to the time period afforded to Borrower under the Loan Documents and Lessee has failed to cure such default within such time-period. The address of the Lessee for notice is RFS, Inc., c/o Promus Hotel Corporation, 755 Crossover Lane, Memphis, Tennessee 38117-4900, Attn:
Peter Kesser.

                  EIGHTH: No Lease may be assigned or sublet by the Lessee without the Lender's prior written consent, except as the Lessee may be permitted to do so without the consent of the Borrower under the terms of such Lease. A franchisor of any hotel owned by the Borrower on the premises demised under any Lease may not be replaced by the Lessee without the Lender's prior written consent. Lessee hereby consents and agrees to the lien of the Security Instruments and the other Loan Documents for each of the Properties, including any subsequent transfers or assignments thereof made by the Lender and the financing of a direct purchaser from Lender, provided that such financing is substantially similar to the Loan in all material respects including, but not limited to, its financial terms, loan to value ratio and its effect on Lessee.

                  NINTH: Lessee acknowledges that all of the interest of Borrower in and to the Leases has been assigned to Lender pursuant to the Security Instruments and that pursuant to the terms of that certain Cash Management Agreement of even date herewith between Lender and Borrower (the "Cash Management Agreement"), all rent and other payments due under the Lease shall be deposited in an account (the "Account") established in accordance with the provisions contained in the Cash Management Agreement. Lessee hereby agrees, without further notice, to so pay all such rent and other payments under the Lease directly to the Account as and when same are due and payable under the Lease. Lessee further acknowledges and agrees that this Agreement shall serve as notice required pursuant to Section 3.1 of the Lease. Borrower hereby authorizes Lessee to pay all rent and other payments to Lender and acknowledges that all rent and other payments so paid to Lender shall be deemed paid under the Lease.

                  TENTH: This Agreement may not be modified except by an agreement in writing signed by the parties hereto.

                  ELEVENTH: Lessee hereby agrees not to exercise its rights under Section 34.3 of any Lease with respect to any Property against Borrower, Lender or any direct successor of Lender prior to the earlier of (i) the payment in full, prepayment or defeasance of the Loan as to the Property, or
(ii) transfer of the Property to Lender or a third-party through foreclosure, deed-in-lieu of foreclosure or otherwise.

                  TWELFTH: In no event shall Lender or any direct successor or assignee of Lender (collectively, the "Subsequent Landlord") have any personal liability for the obligations of Borrower under any Lease and should the Subsequent Landlord succeed to the interests of the Borrower under such Lease, Lessee shall look only to the estate and property of any such Subsequent Landlord in the related Property for the satisfaction of Lessee's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by any Subsequent Landlord as landlord under the Lease, and no other property or assets of any Subsequent Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to the Lease; provided, however, that the Lessee may exercise any other right or remedy provided thereby or by law in the event of any failure by Subsequent Landlord to perform any such obligation.

                  THIRTEENTH: [Sections 15.3, 15.4 and 15.5 of each of the Leases shall be amended so that any Award with respect to the Property shall be subject and subordinate to the Lender's prior claim to one hundred twenty-five percent (125%) of the amount set forth on Schedule 3 for such Property, as reduced by any amortization, prepayment or defeasance amount on the Loan applicable to such Property. Lessee acknowledges that Lessee has no claim to any insurance proceeds payable to Lender or Lessor with respect to any Property in the event of any loss or damage to the Property, or any portion thereof, insured under the policies of insurance required by Article XIII of the Leases.]

                  FOURTEENTH: As to each Lease, the law of the state in which the applicable Property subject to such Lease is located shall govern the interpretation of this Agreement.

                  FIFTEENTH Borrower represents and warrants that the Assignment of Leases was duly executed by Borrower and all consents, resolutions or other approvals required for Borrower to execute the Assignment of Leases were obtained. Lessee represents and warrants that the Leases were duly executed by Lessee and all consents, resolutions or other approvals required for Lessee to execute the Leases were obtained.

                  SIXTEENTH: Lessee represents and warrants that it has made no assignment of Lessee's rights or interest pursuant to any portion of the Lease including without limitation Section 4(b) of the Master Agreement dated as of
_______________________.

                  SEVENTEENTH: Lender hereby consents to the amendment of the Lease terms as set forth in the Amendment. Lessee hereby consents to the assignment of the interest of RFS, L.P. under the Lease to Borrower pursuant to the Assignment of Leases.

                  EIGHTEENTH: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

                  NINETEENTH: All remedies which Lender may have against Borrower provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Borrower or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

                  TWENTIETH: This Agreement is binding upon, and inures to the benefit of the parties hereto and any successors and assigns to the parties hereto. There are no other agreements, either written or oral, with respect to the matters described herein.

                  TWENTY-FIRST: This Agreement shall apply to all properties substituted for any Property under the terms of the Loan Documents, and such substituted properties shall be thereafter known as a Property. Any Property, and the Lease therefor, for which there has been a substitution under the terms of the Loan Documents shall thereafter be released from the terms of this Agreement.

                  TWENTY-SECOND: The terms of this Agreement shall expire and be of no further effect, except to the extent of any then existing unsatisfied obligations arising under this Agreement as to a Lease for a property upon the earlier of: (i) a release by Lender of the property as security for the Loan, or (ii) a foreclosure or conveyance by deed-in-lieu of foreclosure of such property.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under Seal in manner and form sufficient to bind them, as of the day and year first above written.


                                       BORROWER:
                                       __________________, a __________________

                                       By: ________________ CORPORATION,
                                           a _____________ corporation,
                                           its _________________

                                           By:                            (SEAL)
                                               ---------------------------
                                               Kevin Luebbers
                                               Secretary


                                       ______________________, a ______________

                                       By: ________________ CORPORATION,
                                           a _____________ corporation,
                                           its _________________

                                           By:                            (SEAL)
                                               ---------------------------
                                               Kevin Luebbers
                                               Secretary

                                       LESSEE:

                                       RFS, Inc., a Tennessee corporation

                                       By:                                (SEAL)
                                           -------------------------------
                                               Peter Kesser
                                               Vice President


                                       LENDER:

                                       BANK OF AMERICA, N.A.

                                       By:                                (SEAL)
                                           -------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                                   Schedule I

                                  Schedule II

                                                                      EXHIBIT F
                                                                      ---------


                      Form of Tenant Estoppel Certificate

TO:      BANK OF AMERICA, N.A.
         Bank of America Corporate Center, 11th Floor
         Charlotte, North Carolina  28255
         Attention:  Conduit Program Manager

RE:      ____________________________

                  The undersigned, as tenant under that certain lease (the "Lease") dated ____________________, 20___, made with ________________________,
(the "Landlord"), covering approximately _________ square feet of space at Landlord's property generally described as ____________________________________ in _____________ County, _______________, hereby certifies as follows:

                  (1) That the tenant has entered into occupancy of the premises described in the Lease.

                  (2) That the Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as follows:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                  (3) That the Lease, as amended as indicated in paragraph 2 hereof, represents the entire agreement between the parties as to said leasing.

                  (4) That the commencement date of the term of the Lease is _________________.

                  (5) That the expiration date of the term of the Lease is _______________________. The tenant has no rights to renew or extend the term of the Lease except as follows:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                  (6) That all conditions of the Lease to be performed by the landlord and necessary to the enforceability of the Lease have been satisfied.

                  (7) That there are no defaults by either the tenant or the landlord thereunder, and no event has occurred or situation exists which would, with the passage of time, constitute a default under the Lease. All improvements or work required under the Lease to be made by the landlord to date, if any, have been completed to the satisfaction of the tenant. Charges for all labor and materials used or furnished in connection with improvements and/or alterations made for the account of the tenant at the premises and common areas have been paid in full.

                  (8)      That monthly rent in the amount of
$_________________ is payable on the _____ day of each month during the Lease term. That no rents have been prepaid more than two (2) months in advance and full rental, including basic minimum rent, if any, has commenced to accrue.

                  (9) That on this date there are no existing defenses, offsets, claims or credits which the tenant has against the enforcement of the Lease by the landlord except for prepaid rent through __________________ (not to exceed two months).

                  (10) The tenant has paid to the landlord a security deposit in the amount of $________________.

                  (11) The tenant has all governmental permits, licenses and consents required for the activities and operations being conducted or to be conducted by it in or around the premises.

                  (12) That as of the date hereof, there are no actions, whether voluntary or otherwise, pending against the tenant under the bankruptcy or insolvency laws of the United States or any state thereof.

                  (13) That it understands that Bank of America, N.A., (the "Lender") will make a mortgage loan to ___________________ (or its successor and/or assign) as holder of fee simple title in the premises encumbered by the Lease) in reliance upon, among other things, this certificate.

                  (14) That tenant will pay to Lender all payments due under the Lease from and after the date Lender sends written notice to the tenant requesting such payments to be made directly to Lender.

                  EXECUTED this _____ day of ____________________, 20__.


                                          TENANT:




                                          By:                             (SEAL)
                                              ----------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                    ---------------------------


ATTEST/WITNESS:

-----------------------------------

                                                                      EXHIBIT G

                             BANK OF AMERICA, N.A.
                                    (Lender)

                                    - and -


                           --------------------------
                                    (Tenant)


               -------------------------------------------------

                         SUBORDINATION, NON-DISTURBANCE

                            AND ATTORNMENT AGREEMENT

               -------------------------------------------------


                         Dated:

                         Location:

                         Section:
                         Block:
                         Lot:
                         County:

                              PREPARED BY AND UPON
                             RECORDATION RETURN TO:

                         Cadwalader, Wickersham & Taft
                         227 West Trade Street, Suite 2400
                         Charlotte, North Carolina 28202
                         Attention: Anderson D. Caperton, Esq.

                         File No.:

                         Title No.:

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                  THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of the ___ day of _____________, 2000 by and between BANK OF AMERICA, N.A., a national banking association, having an address at 100 North Tryon Street, Charlotte, North Carolina 28255 successors and assigns ("Lender") and ___________________________________________________
having an address at
____________________________________________________________________("Tenant").


                                   RECITALS:

                  A. Lender is the present owner and holder of a certain deed of trust and security agreement (the "Security Instrument") dated ___________, 2000, given by Landlord (defined below) to Lender which encumbers the fee estate of Landlord in certain premises described in Exhibit A attached hereto known as the _____________________ (the "Property") and which secures the payment of certain indebtedness owed by Landlord to Lender evidenced by a certain promissory note dated ____________, 2000, given by Landlord to Lender (the "Note);

                  B. Tenant is the holder of a leasehold estate in a portion of the Property under and pursuant to the provisions of a certain lease dated ________________, ____ between ______________, as landlord ("Landlord")
and Tenant, as tenant (the "Lease"); and

                  C. Tenant has agreed to subordinate the Lease to the Security Instrument and the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.


                                   AGREEMENT:

                  For good and valuable consideration, Tenant and Lender agree as follows:

                  1. Subordination. The Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the terms, covenants and provisions of the Security Instrument and to the lien thereof, including without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby and advances made thereunder with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and the delivery of the Lease.

                  2. Non-Disturbance. If any action or proceeding is commenced by Lender for the foreclosure of the Security Instrument or the sale of the Property, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb the Tenant's possession or use of the premises thereunder, and the sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or the Security Instrument shall be made subject to all rights of Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights, Tenant shall not be in default beyond any applicable cure period under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed.

                  3. Attornment. If Lender or any other subsequent purchaser of the Property shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument (Lender or such other purchaser being hereinafter referred as "Purchaser"), and the conditions set forth in Section 2 above have been met at the time Purchaser becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct Lease between Purchaser and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Purchaser and Purchaser by virtue of such acquisition of the Property shall be deemed to have agreed to accept such attornment, provided, however, that Purchaser shall not be (a) liable for the failure of any prior landlord (any such prior landlord, including Landlord and any successor landlord, being hereinafter referred to as a "Prior Landlord") to perform any of its obligations under the Lease except that Lender shall be liable for such failure only from and after the date on which Lender so succeeds to the interest of such Prior Landlord, provided that the foregoing shall not limit Purchaser's obligations under the Lease to correct any conditions that (i) existed as of the date Purchaser shall become the owner of the Property and (ii) violate Purchaser's obligations as landlord under the Lease; provided further however, that Purchaser shall have received written notice of such omissions, conditions or violations and has had a reasonable opportunity to cure the same, all pursuant to the terms and conditions of the Lease, (b) subject to any offsets, defenses, abatements or counterclaims which shall have accrued in favor of Tenant against any Prior Landlord prior to the date upon which Purchaser shall become the owner of the Property except for offsets expressly provided for in the Lease arising from Landlord defaults under the Lease with respect to which Tenant has notified Purchaser (such notice to set forth a quantification of the potential offset amount to the extent possible), (c) liable for the return of rental security deposits, if any, paid by Tenant to any Prior Landlord in accordance with the Lease unless such sums are actually received by Purchaser, or (d) bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any Prior Landlord unless (i) such sums are actually received by Purchaser or (ii) such prepayment shall have been expressly approved of by Purchaser. In the event that any liability of Purchaser does arise pursuant to this Agreement, such liability shall be limited and restricted to Purchaser's interest in the Property and shall in no event exceed such interest.

                  4. Notice to Tenant. After notice is given to Tenant by Lender that the Landlord is in default under the Note and the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the terms of the assignment of leases and rents executed and delivered by Landlord to Lender in connection therewith, Tenant shall thereafter pay to Lender or as directed by the Lender, all rentals and all other monies due or to become due to Landlord under the Lease and Landlord hereby expressly authorizes Tenant to make such payments to Lender and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

                  5. Notice to Lender and Right to Cure. Tenant shall notify Lender of any default by Landlord under the Lease and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof or of an abatement shall be effective unless Lender shall have received notice of default giving rise to such cancellation or abatement and shall have failed within sixty (60) days, or within thirty (30) days if such default materially interferes with the operation of the Premises as a restaurant, (or such longer period for cure as specified in the Lease) after receipt of such notice to cure such default, or if such default cannot be cured within sixty (60) days (or such longer period for cure as specified in the Lease), shall have failed within sixty (60) days (or such longer period for cure as specified in the Lease) after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default. Notwithstanding the foregoing, Lender shall have no obligation to cure any such default.

                  6. Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt required, addressed as follows:

If to Tenant:

                  -----------------------------

                  -----------------------------

                  -----------------------------
                  Attention:
                            -------------------
                  Facsimile No.
                               ----------------


If to Lender:

                  Bank of America, N.A.
                  Bank of America Corporate Center
                  100 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention:
                            -------------------
                  Facsimile No.
                               ----------------


or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 6, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the state where the Property is located. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Lender, Tenant and Purchaser and their respective successors and assigns.

                  8. Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State where the Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State where the Property is located.

                  9. Miscellaneous. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.


                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.


                                         LENDER:


                                         BANK OF AMERICA, N.A.,
                                         a national banking association



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                         TENANT:

                                         --------------------------------------,
                                         a
                                           ------------------------------------



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


The undersigned accepts and agrees to the provisions of Section 4 hereof:

LANDLORD:

----------------------------------,
a
  --------------------------------


By:
   -------------------------------
   Name:
        --------------------------
   Title:
         -------------------------

                                ACKNOWLEDGMENTS

                                (To be attached)

                                   EXHIBIT A

                           (Description of Property)

                                                                      EXHIBIT H

                 Form of Hazardous Material Indemnity Agreement



                                                             Loan No.: ________
                                                        Servicing No.: ________


                 HAZARDOUS MATERIALS INDEMNIFICATION AGREEMENT

                  THIS HAZARDOUS MATERIALS INDEMNIFICATION AGREEMENT ("Agreement") is made as of the ______ day of _____________, 2000, by _____________________ a ____________________________, having an office at c/o
RFS Hotel Investors Inc., 850 Ridge Lake Blvd., Suite 220, Memphis, Tennessee 38120 (the "Borrower"); rfs hotel investors, inc. (the "Principal"), the Borrower and the Principal are hereinafter referred to, individually and collectively, as the context requires as the Indemnitor (the "Indemnitor"), to and for the benefit of BANK OF AMERICA, N.A., a national banking association, having an office in Charlotte, North Carolina (the "Lender").


                              W I T N E S S E T H:

                  WHEREAS, the Borrower is the owner and holder of certain fee and other interests, in respect of that certain real property located in the Counties and States of:
_________________________________________________________________ and more particularly described in Exhibit A attached hereto and the improvements located thereon, as more particularly described in the Security Instrument (as hereinafter defined) (such real property, together with all improvements now or hereafter located thereon, are collectively, the "Premises");

                  WHEREAS, the Borrower has applied to the Lender for a loan (the "Loan") of up to the maximum principal amount of $___________________________, pursuant to and in accordance with that certain Loan Agreement, dated as of the date hereof by and between the Borrower and the Lender (as the same may hereafter be modified, supplemented, extended or renewed and in effect from time to time, the "Loan Agreement"), and which Loan shall be evidenced by a Promissory Note of even date herewith given by the Borrower to, and in favor of, the Lender (the "Note") and shall be secured by, among other things, a [Deed of Trust/Mortgage], Assignment of Leases and Rents, and Security Agreement dated the date hereof given by the Borrower to, and in favor of, the Lender (the "Security Instrument");

                  WHEREAS, as a condition to making the Loan, the Lender requires the Borrower to make certain covenants, representations, warranties and agreements with respect to the Premises; and

                  WHEREAS, as an inducement to the Lender to make the Loan to the Borrower, the Indemnitor has agreed to enter into this Agreement. Borrower has delivered to Lender certain environmental assessment reports for cash Individual Property dated November 13, 1998, prepared by EMG entitled Environmental Site Assessment (the "Environmental Report").

                  NOW THEREFORE, in consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitor hereby agrees to and for the benefit of the Lender as follows:


                                   ARTICLE I

                          REPRESENTATIONS, WARRANTIES,
                           COVENANTS AND INDEMNITIES

                  Section 1.1. The Indemnitor hereby represents and warrants to the Lender that, except as noted in the Environmental Report, to the best of the Indemnitor's knowledge, after due inquiry and investigation:
(i) the Premises is not in direct or indirect violation of any federal, state, or local laws, ordinances, regulations, standards, rules, policies or other governmental requirements or any court judgments applicable to the Indemnitor or to the Premises relating to industrial hygiene or to environmental or unsafe conditions or to human health including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials (as defined below), those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Premises, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Premises, including but not limited to, the following laws, as amended as set forth herein and as subsequently amended: (1) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 9601 et seq.; (2) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (3) the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USCA 1251 et seq.; (4) the Toxic Substances Control Act, 15 USCA 2601 et seq.; (5) the Emergency Planning and Community Right-to-Know Act of 1986, 42 USCA 11001 et seq.; (6) the Clean Air Act, as amended by the Clean Air Act Amendments, 42 USCA 7401 et seq.; (7) the National Environmental Policy Act of 1969, 42 USCA 4321 et seq.; (8) the River and Harbor Act of 1899, 33 USCA 401 et seq.; (9) the Endangered Species Act of 1973, 16 USCA 1531 et seq.; (10) the Occupational Safety and Health Act of 1970, 29 USCA 651 et seq.; (11) the Safe Drinking Water Act, 42 USCA 300(f) et seq.; and (12) the Hazardous Materials Transportation Act, 49 USCA 1801 et seq., and all regulations from time to time adopted in respect to the foregoing laws (collectively, "Hazardous Materials Laws"); (ii) the Premises are not subject to any private or governmental lien or judicial or administrative notice or action relating to petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos or asbestos containing materials in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever (collectively, "Hazardous Materials"); (iii) no Hazardous Materials are or have been, prior to the Indemnitor's acquisition of the Premises, discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Premises otherwise than in compliance with all Hazardous Material Laws; (iv) no property adjoining the Premises are being used or has ever been used at any previous time, for the disposal, storage, treatment, processing or other handling of Hazardous Materials; (v) no underground storage tanks exist on any of the Premises except as those disclosed in writing to the Lender and which comply with applicable Hazardous Material Laws; and (vi) it has not received any notice or has any knowledge of any claim with respect to Hazardous Materials on the Premises or any completed, pending or threatened investigation or inquiry concerning the presence or release of any Hazardous Materials on the Premises or any adjacent property or concerning whether any condition, use or activity on the Premises or any adjacent property is in violation of any Hazardous Material Laws.


                  Section 1.2. So long as the Indemnitor owns or is in possession of the Premises, the Indemnitor shall:

                  (a) Not cause, permit or exacerbate any Prohibited Activities or Conditions (as defined below). The Indemnitor represents and warrants that it has not at any time caused or permitted any Prohibited Activities or Conditions except as set forth in the Environmental Assessment (as defined below) and that, except as noted in the Environmental Report, no Prohibited Activities or Conditions exist or have existed on or under the Premises. The Indemnitor shall take all appropriate steps to prevent its employees, agents, and contractors, and any tenants from causing, permitting, or exacerbating any Prohibited Activities or Conditions. The Indemnitor shall not lease or allow the sublease or use of all or any portion of the Premises to any tenant, subtenant or user that, in the ordinary course of its business, would cause, permit, or exacerbate any Prohibited Activities or Conditions, and all leases, subleases and use agreements relating to the Premises shall contain provisions sufficient to ensure that tenants, subtenants and users shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

                  (b) Comply in a timely manner with, and cause all employees, agents, and contractors or the Indemnitor and any other persons present on the Premises to so comply with, (i) any O&M Program (as defined below) now or hereafter in effect during the term of the Loan, and (ii) Hazardous Materials Law, so as to minimize any economic loss to the Premises and the Loan. The Indemnitor shall adopt an O&M Program with respect to any Hazardous Materials identified in any Environmental Assessment or any Governmental Action (as defined below) relating to the Premises, or as otherwise required by the Lender with respect to the Premises. Any O&M Program shall be performed by qualified contractors under the supervision of a consulting engineer hired by the Indemnitor with the prior written approval of the Lender which approval shall not be unreasonably withheld, conditioned or delayed. All costs and expenses of any O&M Program shall be paid by the Indemnitor, including without limitation the charges of such contractors and consulting engineer and the Lender's fees, costs and expenses incurred in connection with the monitoring and review of the O&M Program and the Indemnitor's performance thereunder.

                  (c) Promptly notify the Lender in writing of: (i) any Governmental Action it becomes aware of (ii) any claim made or threatened by any third party against the Indemnitor, the Lender, or the Premises relating to loss or injury resulting from any occurrence or condition on the Premises or any other real property that could require the removal from the Premises of any Hazardous Materials or cause any restrictions on the ownership, occupancy, transferability or use of the Premises under Hazardous Materials Law or (iii) the occurrence of any Prohibited Activities or Conditions. The Indemnitor shall cooperate with any governmental inquiry, and shall comply with any governmental or judicial order, request or directive which arises from any alleged Prohibited Activities or Conditions; provided that with respect to governmental requests or directives only, the Indemnitor may contest or object to a good faith dispute regarding said request or directive if the Indemnitor notifies the Lender in advance of said contest or objection and as long as said contest or objection does not result in a violation of law or fines assessed against the Premises.

                  (d) Pay promptly or cause to be paid all costs and expenses incurred by the Lender in connection with any Governmental Action, including but not limited to costs of any environmental audits, studies, investigations or remedial activities including but not limited to the removal of any Hazardous Materials from the Premises. The Borrower also shall pay promptly or cause to be paid the costs of any environmental audits, studies, investigations or the removal of any Hazardous Materials from the Premises required by the Lender as a condition of its consent to any sale or transfer of all or any part of the Premises or any interest therein or required by the Lender following a reasonable determination by the Lender that there may be Prohibited Activities or Conditions on or under the Premises. Any such costs or expenses incurred by the Lender (including but not limited to reasonable fees and expenses of attorneys and consultants, whether incurred in connection with any judicial or administrative process or otherwise) which the Borrower fails to pay promptly shall become additional indebtedness secured by the Security Instrument.

                  Section 1.3. Upon the Lender's reasonable request, at any time after a prohibited activity occurs and from time to time while the Security Instrument is in effect, the Indemnitor shall provide at the Indemnitor's sole expense, an inspection or audit of the Premises prepared by a licensed hydrogeologist or licensed environmental engineer approved by the Lender indicating the presence or absence of Hazardous Materials on the Premises. If the Indemnitor fails to provide such inspection or audit within thirty (30) days after such request the Lender may order same, and the Indemnitor hereby grants to the Lender and their employees and agents access to the Premises and a license to undertake such inspection or audit. The cost of such inspection or audit shall be added to the principal balance of the sums due under the Note (as defined in the Security Instrument) and the Security Instrument and shall bear interest thereafter until paid at the default rate thereunder.

                  Section 1.4. The Indemnitor represents and warrants that, except as noted in the Environmental Report to the best of the Indemnitor's knowledge, after due inquiry and investigation, no asbestos or any substance containing asbestos ("Asbestos") is located on the

Premises except as may have been disclosed in an environmental report delivered to the Lender prior to the date of this Agreement. The Indemnitor shall not install in the Premises, nor permit to be installed in the Premises, Asbestos and shall remove or cause to be removed any Asbestos promptly upon discovery to the satisfaction of the Lender, or take all action necessary to ensure that such Asbestos is abated or managed in a manner which complies with all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos. The Indemnitor shall in all instances comply with, and ensure compliance by all occupants of the Premises with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep the Premises free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that the Indemnitor receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Premises, the Indemnitor shall immediately notify the Lender. Upon the Lender's reasonable request, at any time and from time to time while the Security Instrument is in effect, the Indemnitor shall provide, at the Indemnitor's sole expense, an inspection or audit of the Premises prepared by an engineering or consulting firm approved by the Lender, indicating the presence or absence of Asbestos on the Premises. If the Indemnitor fails to provide such inspection or audit within thirty (30) days after such request, the Lender may order same, and the Indemnitor hereby grants to the Lender and its employees and agents access to the Premises and a license to undertake such inspection or audit. The cost of such inspection or audit shall be added to the principal balance of the sums due under the Note and the Security Instrument and shall bear interest thereafter until paid at the default rate thereunder.

                  Section 1.5. In the event that any investigation, site monitoring, containment cleanup, removal, restoration or other work of any kind is reasonably necessary or desirable under an applicable Hazardous Material Law (the "Remedial Work"), the Indemnitor shall commence or cause to be commenced and thereafter diligently prosecute to completion all such Remedial Work within thirty (30) days after written demand by the Lender for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors approved in advance by the Lender, and under the supervision of a consulting engineer approved by the Lender. All costs and expenses of such Remedial Work shall be paid by the Indemnitor including, without limitation, the Lender's reasonable attorneys' fees and disbursements incurred in connection with monitoring or review of such Remedial Work. In the event the Indemnitor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, or pay for, such Remedial Work, the Lender may, but shall not be required to, cause such Remedial Work to be performed or paid for, and all costs and expenses thereof, or incurred in connection therewith, may be added to the sums due under the Note and the Security Instrument and shall bear interest thereafter until paid at the default rate thereunder.

                  Section 1.6. THE INDEMNITOR SHALL HOLD HARMLESS, DEFEND AND INDEMNIFY THE LENDER AND ITS OFFICERS, DIRECTORS, TRUSTEES, EMPLOYEES, AGENTS, AFFILIATES (INCLUDING ANY PARENT CORPORATION), SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL PROCEEDINGS, CLAIMS, DAMAGES, PENALTIES, FEES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE FEES AND EXPENSES OF ATTORNEYS AND EXPERT WITNESSES, INVESTIGATORY FEES, AND CLEANUP AND REMEDIATION

EXPENSES, WHETHER INCURRED IN CONNECTION WITH ANY JUDICIAL OR ADMINISTRATIVE PROCESS OR OTHERWISE), ARISING DIRECTLY OR INDIRECTLY FROM (i) ANY BREACH OF ANY REPRESENTATION, WARRANTY, OR OBLIGATION OF THE BORROWER CONTAINED IN THIS AGREEMENT OR (ii) THE PRESENCE OF HAZARDOUS MATERIALS ON OR UNDER THE PREMISES OR ANY PROPERTY PROXIMATE TO THE PREMISES OR ANY GOVERNMENTAL ACTION ALLEGING ANY SUCH PRESENCE, EXCEPT TO THE EXTENT THAT THE BORROWER CAN CONCLUSIVELY PROVE BOTH THAT SUCH PRESENCE OR GOVERNMENTAL ACTION ALLEGING SUCH PRESENCE WAS CAUSED SOLELY BY ACTIONS, CONDITIONS, OR EVENTS THAT OCCURRED AFTER THE DATE THAT THE LENDER (OR ANY PURCHASER AT A FORECLOSURE SALE) ACTUALLY ACQUIRED TITLE TO THE PREMISES AND THAT SUCH PRESENCE OR GOVERNMENTAL ACTION ALLEGING SUCH PRESENCE WAS NOT CAUSED BY THE DIRECT OR INDIRECT ACTIONS OF THE BORROWER OR THE BORROWER PRINCIPAL, OR ANY PARTNER, MEMBER, PRINCIPAL, OFFICER, DIRECTOR, TRUSTEE OR MANAGER OF THE BORROWER OR ANY EMPLOYEE, AGENT, CONTRACTOR OR AFFILIATE OF THE BORROWER OR THE BORROWER PRINCIPAL. THE OBLIGATIONS AND LIABILITIES OF THE BORROWER UNDER THIS AGREEMENT SHALL SURVIVE ANY TERMINATION, SATISFACTION, ASSIGNMENT, ENTRY OF A JUDGMENT OF FORECLOSURE OR DELIVERY OF A DEED IN LIEU OF FORECLOSURE OF THE SECURITY INSTRUMENT. THE INDEMNITY SET FORTH HEREIN IS AN ABSOLUTE, UNCONDITIONAL, PRESENT INDEMNITY AND IS IN NO WAY CONDITIONED OR CONTINGENT UPON ANY ATTEMPT TO ENFORCE THE LENDER'S RIGHTS AGAINST THE INDEMNITOR UNDER THE SECURITY INSTRUMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENT) OR AGAINST ANY OTHER PARTY OR TO COLLECT FROM THE INDEMNITOR UNDER THE SECURITY INSTRUMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR FROM ANY OTHER PARTY OR UPON ANY OTHER CONDITION OR CONTINGENCY; ACCORDINGLY, THE LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE UNDERSIGNED IMMEDIATELY UPON ANY DEFAULT HEREUNDER WITHOUT TAKING ANY PRIOR ACTION TO ENFORCE THE OBLIGATIONS OF THE INDEMNITOR UNDER THE SECURITY INSTRUMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS.

                  Section 1.7. To the best of Indemnitor's knowledge, no representation or warranty by the Indemnitor contained herein, nor any schedule, certificate, or other document furnished by the Indemnitor to the Lender in connection with this Agreement contains any misstatement of fact or omits to state any fact necessary to make the statements contained therein not misleading.

                  Section 1.8. The obligations and liabilities of the Indemnitor to the Lender under this Article I shall survive any termination, satisfaction, or assignment of the Security Instrument, including, without limitation, any sale of the Loan and the exercise by the Lender of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Premises by foreclosure or a conveyance in lieu of foreclosure. This Agreement is not intended to be, nor shall it be, secured by the Security Instrument and it is not intended to secure payment of the Note.

                  Section 1.9.      As used in this Agreement:

                  (a) "Environmental Assessment" shall mean a report (including all drafts thereof) of an environmental assessment of the Premises of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as the Lender may request, by a consulting firm acceptable to the Lender, which shall, among other things, be dated as of a date acceptable to the Lender and conform to (i) the current minimum standards for the American Society of Testing and Materials, and (ii) the Lender's then current requirements.

                  (b) "Governmental Action" shall mean the issuance or threatened issuance of any claim, citation, notice of any pending or threatened suit, proceeding, order or governmental inquiry or opinion involving the Premises that alleges the violation of any Hazardous Materials Law.

                  (c) "O&M Program" shall mean an operations and maintenance program (in form and substance satisfactory to the Lender) relating to the use, handling and/or abatement of one or more Hazardous Materials and which is accepted in writing by the Indemnitor.

                  (d) "Prohibited Activities or Conditions" shall mean causing or permitting, whether directly or indirectly, (i) the presence, use, generation, manufacture, production, processing, installation, release, discharge, storage (including storage in above ground and underground storage tanks for petroleum or petroleum products), treatment, handling, or disposal of any Hazardous Materials (excluding the safe and lawful use and storage of quantities of Hazardous Materials or petroleum products, customarily used in the ordinary operations of the Indemnitor or customarily used in the ordinary operations of any tenant previously approved by the Lender) on or under the Premises, or in any way affecting the Premises or its value or which may form the basis for any present or future claim, demand or action seeking cleanup of the Premises, (ii) the transportation of any Hazardous Materials to or from the Premises (excluding the safe and lawful use and storage of quantities of Hazardous Materials or petroleum products, customarily used in the ordinary operations of the Indemnitor or customarily used in the ordinary operations of any tenant previously approved by the Lender), or (iii) any occurrence or condition on the Premises (or exacerbation of the same) that is or may be in violation of Hazardous Materials Law.


                                   ARTICLE II

                                 MISCELLANEOUS

                  Section 2.1. The Indemnitor's liability hereunder shall not be affected (a) by (i) any amendment or modification of the Loan Documents;
(ii) any extensions of time for performance under the Loan Documents whether prior to or after maturity; or (iii) the release of any collateral for the Loan or the release of the Indemnitor from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise (whether such amendments, modifications, extensions or releases are made with or without notice to the undersigned); (b) by the fact that the Indemnitor may or may not be personally liable, in whole or in part, under the terms of the Loan Documents; (c) by the failure to give the Indemnitor any notices of default under the Loan Documents or otherwise; (d) by any other indemnity or guaranty now or hereafter executed in connection with the Loan; (e) by any rights, powers or privileges the Lender may now or hereafter have against any person, entity or collateral or (f) by reason of any bankruptcy or similar proceeding instituted by or against the Indemnitor. The Indemnitor will not take or fail to take action of any kind the taking of which or the failure to take which might be the basis for a claim that the Indemnitor has any defense to the Indemnitor's obligations hereunder. The Indemnitor waives any right or claim of right to cause a marshaling of the Indemnitor's assets or to cause the Lender to proceed against the Indemnitor under the Security Instrument or under any other Loan Document, and/or any collateral held by the Lender at any time or in any particular order and the Indemnitor agrees that any payments required to be made by the Indemnitor hereunder shall become due on demand in accordance with the terms hereof and the Indemnitor expressly waives and relinquishes all rights and remedies accorded by applicable law to the Indemnitors, including, without limitation, any extension of time conferred by any law now or hereafter in effect and any requirement of notice to which the Indemnitor may now or hereafter be entitled. The Indemnitor waives (i) notice of acceptance of this Agreement by the Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which the Indemnitor may have against the Lender or the holder of the Security Instrument, (iii) any failure by the Lender to inform the Indemnitor of any facts the Lender may now or hereafter know about the Indemnitor, the Premises, the Loan or the transactions contemplated by the Loan Documents, it being understood and agreed that the Lender has no duty so to inform, and (iv) all rights of redemption, homestead, dower, and other rights or exemptions of every kind, whether under common law or by statute.

                  Section 2.2. No delay on the Lender's part in exercising any right, power or privilege under any of the Loan Documents, this Agreement or any other document executed by the Indemnitor in connection with the Loan shall operate as a waiver of any such right, power or privilege.

                  Section 2.3. The Lender shall have the right to join the Indemnitor in any action or proceeding commenced by the Lender pursuant to the rights, powers and privileges the Lender now or hereafter may possess under this Agreement or, at the Lender's option, the Lender may commence any action or proceeding based upon this Agreement directly against the Indemnitor without making the Indemnitor under the Security Instrument or under any other Loan Document or anyone else a party defendant in such action or proceeding. In the event any action or proceeding arising on, under, out of or by reason of or relating in any way to this Agreement or the interpretation, breach or enforcement thereof is brought against the Indemnitor, service of process may be made on the Indemnitor by certified mail, return receipt requested, at the address set forth below or such other address as the Lender is notified of by notice sent in accordance herewith.

                  Section 2.4. If: (i) this Agreement is placed in the hands of an attorney for collection of any payment due hereunder or is collected through any legal proceeding; (ii) an attorney is retained to represent the Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Lender in any other proceedings whatsoever in connection with this Agreement or to provide advice or other representation with respect to this Agreement, then the Indemnitor shall pay expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses reasonably incurred in connection therewith, in addition to all other amounts due hereunder, regardless of whether all or a portion of such enforcement costs are in a single proceeding brought to enforce this Agreement as well as the other Loan Documents.

                  Section 2.5. This Agreement contains the sole and entire understanding and agreement of the Lender and the Indemnitor with respect to its entire subject matter, and all prior negotiations, discussions, representations, agreements and understandings heretofore had between the Lender and the Indemnitor with respect thereto are merged herein.

                  Section 2.6. THE INDEMNITOR HEREBY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON, UNDER, OUT OF, BY REASON OF OR RELATING IN ANY WAY TO THIS AGREEMENT, OR THE INTERPRETATION, BREACH OR ENFORCEMENT THEREOF.

                  Section 2.7. All stipulations, obligations, liabilities and undertakings hereunder shall be binding upon the Indemnitor and the successors and permitted assigns of the Indemnitor and shall inure to the Lender's benefit and to the benefit of the Lender's successors and assigns and to the benefit of each and every holder of any of the Loan Documents and to the benefit of anyone claiming title to the collateral sold by the Lender pursuant to the Lender's rights, powers and privileges under the Loan Documents.

                  Section 2.8. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. THE INDEMNITOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) LOCATED IN SAID STATE FOR THE ENFORCEMENT OF THE INDEMNITOR'S OBLIGATIONS HEREUNDER AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF ANY ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF THE INDEMNITOR. THE INDEMNITOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT, PROCEEDING OR LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT, PROCEEDING OR LITIGATION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT THE INDEMNITOR IS EXEMPT OR IMMUNE FROM

EXECUTION, (B) THAT THE ACTION, SUIT, PROCEEDING OR LITIGATION IS BROUGHT IN AN INCONVENIENT FORUM, OR (C) THAT THE VENUE OF THE ACTION, SUIT, PROCEEDING OR LITIGATION IS IMPROPER.

                  Section 2.9. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

                  Section 2.10. Any and all notices, elections, demands, request and responses thereto permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered to three (3) Business Days (as defined in the Loan Agreement) after being deposited in the United States mail, postage prepaid, certified with return receipt requested, or one day after delivery to a nationally recognized overnight courier, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to an officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of change of address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response given to the parties herein shall be addressed as follows:

         if to the Indemnitor/Borrower:       RFS SPE2 2000, LLC
                                              c/o RFS Hotel Investors Inc.
                                              850 Ridge Lake Blvd, Suite 220
                                              Memphis, Tennessee  38120
                                              Attn:    Kevin Luebbers
                                              Telephone: (901) 767-7005
                                              Telecopy: (901) 819-5260

         if to the Indemnitor/Principal:      RFS Hotel Investors Inc.
                                              850 Ridge Lake Blvd., Suite 220
                                              Memphis, Tennessee  38120
                                              Attn: Kevin Luebbers
                                              Telephone:  (901) 767-7005
                                              Telecopy:  (901) 819-5260

         with a copy to:                      Hunton & Williams
                                              1900 K Street, N.W., Suite 1200
                                              Washington, DC  20006
                                              Attn:  Thomas F. Kaufman, Esq.
                                              Telephone:  (202) 955-1604
                                              Telecopy:  (202) 778-2201
         if to the Lender:                    Bank of America, N.A.
                                              CMLS #1777
                                              P.O. Box 3609
                                              Los Angeles, California  90051
                                              Attn:  Servicing Manager
                                              Telephone:  (800) 574-0169
                                              Telecopy:  (213) 345-6587

         with copies to:                      Cadwalader, Wickersham & Taft
                                              227 West Trade Street, Suite 2400
                                              Charlotte, North Carolina  28202
                                              Attn:  James P. Carroll
                                              Telephone:  (704) 348-5100
                                              Telecopy:  (704) 348-5200


                  Section 2.11. The execution, delivery, and performance by the Indemnitor of this Agreement do not and will not contravene or conflict with (i) organizational documents of the Indemnitor, (ii) any law, order, rule, regulation, writ, injunction, or decree now in effect of any government, governmental instrumentality or court having jurisdiction over the Indemnitor, or (iii) any contractual restriction binding on or affecting the Indemnitor or any of the Indemnitor's property or assets which may adversely affect any of the Indemnitor's ability to fulfill the Indemnitor's obligations under this Agreement.

                  Section 2.12. No termination, modification or waiver of any provisions of this Agreement shall be binding upon the Lender except as expressly set forth in a writing duly signed and delivered by the Lender.

                  Section 2.13. If the Indemnitor consists of more than one person or entity, the obligations and liabilities of each such person hereunder are joint and several.


                      [signature page immediately follows]

                                         INDEMNITOR/BORROWER:


                                         _____________________________________,
                                         a ___________________________________


                                         By: _____________________ Corporation,
                                            a ____________________ corporation,
                                            its ______________________________

                                         By:
                                             ---------------------------------
                                             Kevin Luebbers
                                             Secretary


                                         INDEMNITOR/BORROWER PRINCIPAL:

                                         RFS HOTEL INVESTORS, INC.,
                                         a Tennessee corporation

                                         By:
                                             ---------------------------------
                                             Kevin Luebbers
                                             Executive Vice President

                                   EXHIBIT A

                               Legal Description